      As filed with the Securities and Exchange Commission on April 18, 2007

Registration No. 333-102902

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File #811-5563

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 11	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 158	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
PACIFIC LIFE INSURANCE COMPANY

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Office)

(949) 219-7286
(Depositor’s Telephone Number, including Area Code)

Charlene Grant
Assistant Vice President
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Name and Address of Agent for Service of Process)

Copies to:
Jeffrey S. Puretz, Esq.
Dechert
1775 I Street, N.W.
Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☒ on May 1, 2007, pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on ___________________, pursuant to paragraph (a)(1)

If appropriate, check the following box:

☐ This post-effective amendment designates a new date for a previously filed post-effective amendment.

Title of securities being registered: interests in the Separate Account under Pacific Select Performer 500 Flexible Premium Variable Life Insurance Policies.

Filing fee: None

PACIFIC SELECT
PERFORMER 500                                           PROSPECTUS MAY 1, 2007
Pacific Select Performer 500 is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company.
• Flexible premium means you can vary the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
• Variable means the Policy’s value depends on the performance of the Investment Options you choose.
• Life insurance means the Policy provides a Death Benefit to the Beneficiary you choose.
This prospectus provides information that you should know before buying a Policy. It’s accompanied by the current prospectuses for the Funds that provide the underlying portfolios for the Variable Investment Options offered under the Policy. The Variable Investment Options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.
Here’s a list of all of the Investment Options available under your Policy:
VARIABLE INVESTMENT OPTIONS
Pacific Select Fund

Small-Cap Growth (formerly Fasciano Small Equity) International Value International Small-Cap Equity Index Small-Cap Index Diversified Research Equity American Funds® Growth- Income	American Funds® Growth Large-Cap Value Technology Short Duration Bond Floating Rate Loan Diversified Bond Growth LT Focused 30 Health Sciences	Mid-Cap Value Large-Cap Growth International Large-Cap Small-Cap Value Multi-Strategy Main Street® Core Emerging Markets Managed Bond Inflation Managed	Money Market High Yield Bond Comstock Mid-Cap Growth Real Estate Small-Cap Equity (formerly VN Small-Cap Value)

BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III

BlackRock Global Allocation V.I. Fund Class III

Fidelity® Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2

Janus Aspen Series
International Growth Service Class
Risk-Managed Core Fund Service Class
Mid-Cap Growth Service Class

Lazard Retirement Series, Inc.
US Strategic Equity

Legg Mason Partners Variable Equity Trust
Legg Mason Partners Variable Aggressive Growth Portfolio – Class II
Legg Mason Partners Variable Mid Cap Core Portfolio – Class II	MFS Variable Insurance Trust
MFS New Discovery Series Service Class
MFS Utilities Series Service Class

Premier VIT
OpCap Small Cap Portfolio

T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II
T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund

XTF Advisors Trust
ETF 2010 Portfolio
ETF 2015 Portfolio
ETF 2020 Portfolio
ETF 2025 Portfolio
ETF 2030 Portfolio
ETF 2040+ Portfolio
FIXED OPTIONS
Fixed Account
Fixed LT Account
This Policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Policy.
The Policy is described in detail in this prospectus and its Statement of Additional Information (SAI). Each Fund is described in its prospectus and in its SAI. No one has the right to describe the Policy or any Fund any differently than they have been described in these documents.
You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.
A life insurance policy may be appropriate if you are looking to provide a death benefit for family members or others or to help meet other long-term financial objectives. Discuss with your qualified investment professional whether a variable life insurance policy, optional benefits and underlying Investment Options are appropriate for you, taking into consideration your age, income, net worth, tax status, insurance needs, financial objectives, investment goals, liquidity needs, time horizon, risk tolerance and relevant information. Together you can decide if a variable life insurance policy is right for you.
Pacific Life does not provide legal or tax advice. Any statement contained in this communication is not intended or written to be legal or tax advice, nor may it be used for the purpose of avoiding any tax penalties that may be imposed on the taxpayer. Any taxpayer should seek advice based on the taxpayer’s particular circumstances from an independent tax advisor.

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT PERFORMER 500
This overview tells you some key things you should know about your Policy. It’s designed as a summary only – please read the entire prospectus and your Policy for more detailed information, or contact us or your registered representative for additional information about your Policy.
The Policy is offered for sale in all jurisdictions where we are authorized to do business and where the Policy is approved by the appropriate insurance department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. The state in which your Policy is issued governs whether or not certain features, Riders, charges and fees are allowed in your Policy. Any significant variations from the information appearing in this prospectus which are required due to individual state requirements are contained in your Policy, or provided by separate endorsement. You should refer to your Policy for these state specific features.
 Benefits of your policy
 Flexibility
The Policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

•	choose the timing, amount and frequency of premium payments

•	change the Death Benefit Option

•	decrease the Policy’s Face Amount

•	change the Beneficiary

•	change your investment selections.
 Death Benefit
The Death Benefit will always be the greater of the Death Benefit under the Option you choose or the Guideline Minimum Death Benefit. The Guideline Minimum Death Benefit is the minimum Death Benefit that we must pay to ensure that your Policy qualifies as life insurance.
You may choose one of three Death Benefit Options:

•	Option A – your Death Benefit will be the Face Amount of your Policy.

•	Option B – your Death Benefit will be the Face Amount of your Policy plus its Accumulated Value.

•	Option C – your Death Benefit will be the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.
You may choose between two ways to calculate the Guideline Minimum Death Benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay into your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the Guideline Minimum Death Benefit will generally be smaller than under the Cash Value Accumulation Test.
The test you choose will generally depend on the amount of premiums you want to pay relative to your desired Death Benefit.
 Accumulated Value
Accumulated Value is the value of your Policy on any Business Day. It is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the timing and amount of premium payments you’ve made, Policy charges, and how much you’ve borrowed or withdrawn from the Policy.
You can access your Accumulated Value in several ways:

•	Withdrawals – you can withdraw part of your Policy’s Net Cash Surrender Value.

•	Loans – you can take out a loan from us using your Policy’s Accumulated Value as security.

BENEFITS AND RISKS OF PACIFIC SELECT PERFORMER 500

•	Surrender – you can surrender or cash in your Policy for its Net Cash Surrender Value while the Insured is alive.

•	Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your Policy’s Beneficiary can use Death Benefit proceeds to buy an income benefit.
 Investment Options
You can choose to allocate your premiums and Accumulated Value among a selection of Variable Investment Options, each of which invests in a corresponding portfolio of various underlying Funds. The Policy also offers two Fixed Options, both of which provide a guaranteed minimum rate of interest.
You can transfer among the Investment Options during the life of your Policy without paying any current income tax. There is currently no charge for transfers.
 Tax Benefits
Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds. You’ll also generally not be taxed on any or all of your Policy’s Accumulated Value unless you receive a cash distribution.
Risks of your policy
 Long-term Financial Planning
This Policy is designed specifically to meet the needs of corporations and other institutions that wish to provide coverage and benefits for key personnel. It is designed for long-term financial planning. It is not suitable as a short-term savings vehicle.
Please discuss your insurance needs and financial objectives with your registered representative.
 Premium Payments
Federal tax law puts limits on the premium payments you can make in relation to your Policy’s Death Benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your Policy and return it to you under certain circumstances.
 Lapse
Your Policy stays In Force as long as you have sufficient Accumulated Value to cover your monthly deductions of Policy charges. Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed Policy.
There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. You should consider a periodic review of your coverage with your registered representative.
 Investment Performance
Each Variable Investment Option invests in a corresponding portfolio of an underlying Fund, as detailed in Your Investment Options. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any Variable Investment Option you choose.
See each Fund’s prospectus for more information on the underlying portfolios and their individual risks.

 Withdrawals and Loans
Making a withdrawal or taking out a loan may:

•	change your Policy’s tax status

•	reduce your Policy’s Face Amount

•	reduce your Policy’s Death Benefit

•	reduce the Death Benefit Proceeds paid to your Beneficiary

•	make your Policy more susceptible to lapsing.
Be sure to plan carefully before using these Policy benefits.
Your Policy’s withdrawal feature is not available until your first Policy Anniversary.
 Tax Consequences of Withdrawals, Surrenders and Loans
You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not repaid any outstanding Policy Debt.
If your Policy is a Modified Endowment Contract, all distributions you receive during the life of the Policy may be subject to tax and a 10% penalty.
There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable Life Insurance and Your Taxes.

FEE TABLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. Please read the entire prospectus, your Policy and the SAI for more detailed information regarding these fees and expenses.
 Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, or transfer Accumulated Value between Investment Options.

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED

Maximum sales load imposed on premiums	Upon receipt of premium	16% of premium[1]

Premium based tax charges[2]	Upon receipt of premium	State and local charge: 2.35% of premium Federal charge: 1.50% of premium

Maximum surrender charge	Upon full surrender of Policy	$0

Withdrawal charge	Upon partial withdrawal of Accumulated Value	$0 per withdrawal

Transfer fees	Upon transfer of Accumulated Value between Investment Options	Maximum $50 per transfer exceeding 6 in a Policy Year[3]

OPTIONAL BENEFITS

Accelerated Living Benefits Rider[4]	At exercise of benefit	$150

ADMINISTRATIVE AND UNDERWRITING SERVICE FEES[5]

Substitution of Insured	Upon request for substitution of Insured	$100

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate Policy	Upon request of duplicate Policy[6]	$50

Illustration request	Upon request of Policy Illustration in excess of 1 per year	$25

Death Benefit Option change	Upon request for Death Benefit Option change	$100

Risk Class change	Upon request for Risk Class change	$100[7]

Adding or increasing an optional Rider	Upon approval of specific request	$100

1	Sales load varies depending on Policy Year premium is paid. Maximum sales load shown occurs on premium payments made in Policy Years 4 and 5. Table of maximum sales load by Policy Year as follows:

•	1.4% of first target premium paid in the first year
•	11% of any first year premium paid in excess of first target premium
•	8% of premium paid in Policy Year 2
•	14% of premium paid in Policy Year 3
•	16% of premium paid in Policy Years 4 and 5
•	7% of premium paid in Policy Years 6 through 10
•	0% of premium paid in Policy Years 11 and thereafter

2	We do not expect to increase the state and local charge or federal charge unless the rates we pay change or a change in law requires us to do so.

3	There is no charge currently imposed upon a transfer.

4	The Rider is briefly described under The Death Benefit: Optional Riders and more information appears in the SAI.

5	We do not currently charge administrative or underwriting service fees.

6	Certificate of Coverage is available without charge.

7	We charge a maximum of $50 for a request for Risk Class change on Policies issued on or before April 30, 2004.

 Periodic charges other than Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses. The charges include those for individuals in a nonstandard risk category, if applicable.

AMOUNT DEDUCTED—
	WHEN CHARGE IS	MAXIMUM GUARANTEED	AMOUNT DEDUCTED—
CHARGE	DEDUCTED	CHARGE	CURRENT CHARGES

Cost of Insurance[1] Minimum and maximum	Monthly Payment Date	$0.06–$83.34 per $1,000 of a discounted Net Amount At Risk	$0.01–$20.03 per $1,000 of a discounted Net Amount At Risk

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of a discounted net amount at risk	$0.06 per $1,000 of a discounted Net Amount At Risk

Administrative charge[2]	Monthly Payment Date	$10.00	Same

Mortality and expense risk charge[2]	Monthly Payment Date	0.75% annually (0.0625% monthly) of Accumulated Value in Investment Options	Same

Loan interest charge	Policy Anniversary	3.75% of Policy’s Loan Account balance annually[3]	Same

OPTIONAL BENEFITS, Minimum and Maximum[5]

Added Protection Benefit Rider	Monthly Payment Date	$0.06–$83.34 per $1,000 of Face Amount	$0.01–$20.03 per $1,000 of Face Amount

Charge during Policy Year 1 for a male non-smoker who is Age 45 at Policy issue		$0.38 per $1,000 of Face Amount	$0.06 per $1,000 of Face Amount

1	Cost of insurance rates apply uniformly to all members of the same Class. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy Specifications pages will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the Policy, you may request personalized Illustrations of your future benefits under the Policy based upon the Insured’s Class, the Death Benefit Option, Face Amount, planned periodic premiums, and any Riders requested. Cost of insurance rates for your Policy will be stated in the Policy Specifications pages and calculated per $1,000 of coverage.

2	Starting in Policy Year 11, the charge reduces to 0.45% annually (0.0375% monthly), and further reduces to 0.11% annually (0.0092% monthly) in Policy Year 21 and thereafter.

3	Starting in Policy Year 11, the charge reduces to 3.50% annually, and further reduces to 3.25% in Policy Year 21 and thereafter. Interest owing on the amount you borrow accrues daily at the annual rate. Interest accrued during a Policy Year is due on your Policy Anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your Accumulated Value and add it to your loan. Loan interest not paid begins accruing interest on the day it is due.

4	The Rider is briefly described under The Death Benefit: Optional Riders and more information appears in the SAI. The Rider charges are based on the Age and Risk Class of the Insured on the effective date of the Rider. The Rider charges shown in the table may not be typical of the charges you will pay. Ask your registered representative for information on the charge for this Rider if you add it to your Policy. The charge for the Rider will be stated in the Policy Specifications pages if you add it to your Policy.

FEE TABLES

 Total annual Fund operating expenses1
This table shows the minimum and maximum total annual operating expenses paid by the portfolios that you pay indirectly during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) charged by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2006, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, are based on estimates for the current fiscal year.
Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	4.45%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	1.45%

1	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and other advisers to the Funds and/or other service providers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses to the other Funds. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2007. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

TERMS USED IN THIS PROSPECTUS
In this prospectus, you and your mean the policyholder or Owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the Funds, refer to one of the funds providing underlying portfolios for the Variable Investment Options offered under the Policy. Policy means a Pacific Select Performer 500 variable life insurance policy, unless we state otherwise.
We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below.
If you have any questions, please ask your registered representative or call us at 1-800-800-7681.
Accumulated Value – the total amount of your policy’s value allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account, on any Business Day.
Age – at issue, the Insured’s Age on his/her birthday nearest the Policy Date. We add one year to this Age on each Policy Anniversary.
Beneficiary – the person, people, entity or entities you name to receive the Death Benefit Proceeds.
Business Day – any day that the New York Stock Exchange and our Life Insurance Operations Center are open. It usually ends at 4:00 p.m. Eastern time. A Business Day is called a valuation date in your Policy.
Cash Surrender Value – the Policy’s Accumulated Value less any surrender charge.
Cash Value Accumulation Test – one of two death benefit qualification tests available under the policy, and defined in Section 7702(b) of the Tax Code.
Class – a subgroup of Insureds determined by a number of factors, including the Age, Risk Class, smoking status and gender (unless unisex rates are required) of the Insured, and the Policy Date and duration.
Death Benefit – the amount which is payable on the date of the Insured’s death.
Death Benefit Proceeds – the amount which is payable to the Beneficiary on the date of the Insured’s death, adjusted as provided in the Policy.
Death Benefit Qualification Test – determines what the minimum Guideline Minimum Death Benefit should be in relation to a Policy’s Accumulated Value. Each test available under the Policy is defined in Section 7702 of the Tax Code.
Face Amount – the minimum Death Benefit for so long as your Policy remains In Force. The Face Amount may be increased or decreased under certain circumstances.
Fixed Options – the Fixed Account and Fixed LT Account, which are part of our General Account.
Free Look Right – your right to cancel (or refuse) your Policy and return it for a refund.
Free Look Transfer Date – for Policies issued in states that require return of premium if the Free Look Right is exercised, the day we transfer Accumulated Value from the Money Market Investment Option to the Investment Options you chose.
General Account – includes all of our assets, except for those held in the Separate Account, or any of our other separate accounts.
Guideline Minimum Death Benefit – the minimum Death Benefit needed for the Policy to qualify as life insurance under Section 7702 of the Tax Code.
Guideline Premium Limit – the maximum amount of premium or premiums that can be paid for any given Face Amount in order to qualify the Policy as life insurance for tax purposes as specified in the Guideline Premium Test.
Guideline Premium Test – one of two Death Benefit Qualification Tests available under the Policy, and defined in Section 7702(a)(2) of the Tax Code.
Illustration – a display of Policy benefits based upon the assumed Age and Risk Class of an Insured, Face Amount of the Policy, Death Benefit, premium payments, and historical or hypothetical gross rate of return.

TERMS USED IN THIS PROSPECTUS

In Force – the status of a Policy when all requirements are met to provide a Death Benefit upon the death of the Insured.
Investment Option – a Variable Investment Option or Fixed Option.
Insured – the person on whose life the Policy is issued.
Loan Account – an account which holds amounts transferred from the Investment Options as collateral for Policy loans.
Modified Endowment Contract – a type of life insurance policy as described in Section 7702A of the Tax Code, which receives less favorable tax treatment on distributions of cash value than conventional life insurance policies. Classification of a Policy as a Modified Endowment Contract is generally dependent on the amount of premium paid during the first seven Policy Years, or after a material change has been made to the Policy.
Monthly Payment Date – the day we deduct monthly charges from your Policy’s Accumulated Value. The first Monthly Payment Date is your Policy Date, and it’s the same day each month thereafter.
Net Amount At Risk – the difference between the Death Benefit payable if the Insured died and the Accumulated Value of your Policy.
Net Cash Surrender Value – the Cash Surrender Value less any Policy Debt.
Net Premium – premium paid less any premium load deducted.
Net Single Premium – the amount of premium needed to fund future benefits under the Policy as specified in the Cash Value Accumulation Test.
Owner – the person named on the application who makes the decisions about the Policy and its benefits while it’s In Force. Two or more Owners are called Joint Owners.
Policy Anniversary – the same day as your Policy Date every year after we issue your Policy.
Policy Date – the date used to determine the Monthly Payment Date, Policy months, Policy Years, and Policy monthly, quarterly, semi-annual and annual anniversaries. The term “Issue Date” is substituted for Policy Date for Policies issued in Massachusetts.
Policy Debt – the amount in the Loan Account, plus any interest you owe.
Policy Specifications – summarize information specific to your Policy at the time the Policy is issued. We’ll send you updated Policy Specification pages if you change your Policy’s Face Amount or any of the Policy’s other benefits.
Policy Year – starts on your Policy Date and each Policy Anniversary, and ends on the day before the next Policy Anniversary.
Riders – provide extra benefits, some at additional cost.
Risk Class – is based on the Insured’s gender, health, and tobacco use and is used to calculate certain Policy charges.
Separate Account – the Pacific Select Exec Separate Account, a separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.
Tax Code – the Internal Revenue Code.
Variable Account – a subaccount of the Separate Account which invests in shares of a corresponding portfolio of an underlying Fund.
Variable Investment Option – a Variable Account.
Written Request – your signed request in writing, which may be required on a form we provide, and received by us.

PACIFIC SELECT PERFORMER 500 BASICS
Pacific Select Performer 500 is a flexible premium variable life insurance policy that insures the life of one person and pays Death Benefit Proceeds after that person has died.
When you buy a Pacific Select Performer 500 life insurance Policy, you’re entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your Policy, applications to change or reinstate the Policy, any amendments, Riders or endorsements to your Policy, and Policy Specifications pages.
Issuing the Policy
When we approve your signed application, we’ll issue your Policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your Policy will be sent to your registered representative for delivery to you. You will be asked to sign a policy delivery receipt. For Policy delivery status, check with your registered representative.
Our obligations to you under the Policy begin when it is In Force. We consider your Policy In Force when the following requirements are met:

•	all necessary contractual and administrative requirements are met, and

•	we receive and apply the initial premium to the Policy.
If there are any outstanding contractual or administrative requirements that prevent your Policy from being placed In Force, your registered representative will review them with you no later than when the Policy is delivered. See How Premiums Work: Your initial premium for more information.
Your Policy will be In Force until one of the following happens:

•	the Insured dies

•	the grace period expires and your Policy lapses, or

•	you surrender your Policy.
If your Policy is not In Force when the Insured dies, we are not obligated to pay the Death Benefit Proceeds to your Beneficiary.
Owners, the Insured, and Beneficiaries
Owners
You can own a Policy by yourself or with someone else. You need the signatures of all Owners for all Policy transactions.
If one of the Joint Owners dies, the surviving Owners will hold all rights under the Policy. If the Owner or the last Joint Owner dies, his or her estate will own the Policy unless you’ve given us other instructions.
You can change the Owner of your Policy by completing a Change of Owner Form. Please contact us or your registered representative for a Change of Owner Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Owner Form. You should consult your financial advisor or a lawyer about designating ownership interests.
The Insured
This Policy insures the life of one person who is Age 85 or younger at the time you apply for your Policy, and who has given us satisfactory evidence of insurability. The Policy pays Death Benefit Proceeds after the Insured has died.
The Insured is assigned an underwriting or insurance Risk Class which we use to calculate cost of insurance and other charges. Most insurance companies use similar risk classification criteria. We normally use the medical or paramedical underwriting method to assign underwriting or insurance Risk Classes, which may require a medical examination. We may, however, use other forms of underwriting if we think it’s appropriate.
When we use a person’s Age in Policy calculations, we generally use his or her Age as of the nearest Policy Date, and we add one year to this Age on each Policy Anniversary. For example, when we talk about someone “reaching Age 100”, we’re referring to the Policy Anniversary closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

PACIFIC SELECT PERFORMER 500 BASICS

Beneficiaries
Here are some things you need to know about naming Beneficiaries:

•	You can name one or more primary Beneficiaries who each receive an equal share of the Death Benefit Proceeds unless you tell us otherwise. If one Beneficiary dies, his or her share will pass to the surviving primary Beneficiaries in proportion to the share of the proceeds they’re entitled to receive, unless you tell us otherwise.

•	You can also name a contingent Beneficiary for each primary Beneficiary you name. The contingent Beneficiary will receive the Death Benefit Proceeds if the primary Beneficiary dies.

•	You can choose to make your Beneficiary permanent (sometimes called irrevocable). You cannot change a permanent Beneficiary’s rights under the Policy without his or her permission.
If no Beneficiary is living when the Death Benefit Proceeds are payable, you, as the Policy Owner, will receive the Death Benefit Proceeds. If you’re no longer living, the Death Benefit Proceeds will go to your estate.
You can change your Beneficiary at any time while the Insured is alive, and while the Policy is In Force. If you would like to change your Policy’s Beneficiary, please contact us or your registered representative for a Change of Beneficiary Form. Once we receive and record your request, the change will be effective as of the day you signed the Change of Beneficiary Form.
Your Policy Date
Your Policy Date
This is usually the later of the day we approve your Policy application or when we receive all administrative requirements needed to issue the Policy. It’s also the beginning of your first Policy Year. Your Policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your Policy Date.
The Policy Date is set so that it never falls on the 29th, 30th or 31st of any month.
You or your registered representative may request that multiple applications have the same Policy Date and be placed In Force on a common date. For multilife or employer sponsored cases, please contact your registered representative for additional details.
Backdating your Policy
You can have your Policy backdated up to six months, as long as we approve it. In Ohio, your Policy can be backdated only three months.
Backdating in some cases may lower your cost of insurance rates since these rates are based on the Age of the Insured. Your first premium payment must cover the premium load and monthly charges for the period between the backdated Policy Date and the day your Policy is issued.
Re-dating your Policy
Once your Policy is issued, you may request us to re-date your Policy. This means your Policy will have a new Policy Date. Re-dating will only be allowed back to the date money is received on your Policy, and can be the earlier of:

•	the date your Policy is delivered to you and you paid initial premium, or

•	the date we received the initial premium, if earlier than the delivery date.
If your delivery date is the 29th, 30th or 31st of any month, the Policy will be dated the 28th of that month.
If the Policy is re-dated, no Policy charges will be deducted for any period during which coverage was not provided under the terms of the Policy and all Policy charges will be calculated from the new Policy Date. There will be no coverage before the new Policy Date.
It may be disadvantageous to request that the Policy be re-dated. A new Policy Date may cause the Insured’s Age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since Policy Date, such as suicide and contestable clauses and surrender charge periods.
We will not re-date Policies that are issued with a temporary insurance premium. Policies with the Policy Date pre-determined under an employer or corporate sponsored plan may not be eligible to re-date.

Understanding Policy Expenses and Cash Flow (including fees and charges of Fund portfolios)
The chart to the right illustrates how cash normally flows through a Pacific Select Performer 500 Policy.
Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of Policy benefits.
Investment earnings will increase your Policy’s Accumulated Value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your Policy In Force will be influenced by the investment results of the Investment Options you choose.
The dark shaded boxes show the fees and expenses you pay directly or indirectly under your Policy.
In some states we’ll hold your Net Premium payments in the Money Market Investment Option until the Free Look Transfer Date. Please turn to Your Free Look Right for details.

PACIFIC SELECT PERFORMER 500 BASICS
Your Free Look Right
Your Policy provides a free look period once the Policy is delivered to you and you sign the Policy delivery receipt. During the free look period, you have the Free Look Right to cancel (or refuse) your Policy and return it to us or your registered representative for a refund.
There are special rules for the free look period in certain states. You’ll find a complete description of the free look period that applies to your Policy on the Policy’s cover sheet, or on a notice that accompanied your Policy. Generally, the free look period ends 10 days after you receive your Policy.
Some states may have a different free look period if you are replacing another life insurance policy. Please call us or your registered representative if you have questions about your Free Look Right.
The amount of your refund may be more or less than the premium payments you’ve made, depending on the state where you signed your application. We’ll always deduct any Policy Debt from the amount we refund to you.
In most states, your refund will be based on the Accumulated Value of your Policy. In these states, we’ll allocate your Net Premiums to the Investment Options you’ve chosen. If you exercise your Free Look Right, your refund will be:

•	any charges or taxes we’ve deducted from your premiums

•	the Net Premiums allocated to the Fixed Options

•	the Accumulated Value allocated to the Variable Investment Options

•	any monthly charges and fees we’ve deducted from your Policy’s Accumulated Value in the Variable Investment Options.
In some states we’re required to refund the premium payments you’ve made. If you sign your application in one of these states, we’ll hold the Net Premiums in the Money Market Investment Option until the Free Look Transfer Date. On that day, we’ll transfer the Accumulated Value in the Money Market Investment Option to the Investment Options you’ve chosen.
The Free Look Transfer Date is the latest of the following:

•	15 days after we issue your Policy

•	when we consider your Policy to be In Force.
California insureds age 60 and over
For Policies issued in the state of California, if the Insured is Age 60 or older as of the Policy effective date, the Policy’s free look period is 30 days from date of delivery. During the 30-day free look period, we’ll hold the Net Premiums in the Money Market Investment Option. On the day following the end of the 30-day free look period, we’ll automatically transfer the Accumulated Value in the Money Market Investment Option to the Investment Options you chose. This automatic transfer to your Investment Option allocation choices is excluded from the transfer limitations described later in this prospectus.
If you exercise your Free Look Right during the 30-day free look period, we will refund the premium payments you’ve made, less any Policy Debt.
You may specifically direct that, during the 30-day free look period, all Net Premiums received by us be immediately allocated to the Investment Options according to your most recent allocation instructions. You may do this:

•	on your application

•	in writing any time prior to the end of the 30-day free look period.
If you specifically request your Net Premiums be immediately allocated to the Investment Options, and you exercise your Free Look Right during the 30-day free look period, the amount of your refund may be more or less than the premium payments you’ve made. Your refund will be calculated as of the day we or your registered representative receive your request and the Policy. The refund will be:

•	any charges or taxes we’ve deducted from your premiums

•	the Net Premiums allocated to the Fixed Options

•	the Accumulated Value allocated to the Variable Investment Options

•	any monthly charges and fees we’ve deducted from your Policy’s Accumulated Value in the Variable Investment Options.

Timing of Payments, Forms and Requests
Effective date
Once your Policy is In Force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the appropriate mailing address that appears in Where To Go For More Information: How To Contact Us on the back cover of this prospectus. Any application, premium payment, form, request or any other correspondence sent to any Pacific Life address other than to the mailing address appearing in Where To Go For More Information: How To Contact Us will not be deemed received in proper order and may result in a processing delay.
Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a Business Day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another Business Day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a Business Day, your payment or request will be effective as of the end of the next Business Day. If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day.
Other forms, notices and requests are normally effective as of the next Business Day after we receive them in proper form, unless the transaction is scheduled to occur on another Business Day. Change of Owner and Beneficiary Forms are effective as of the day you sign the change form, once we receive them in proper form.
Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us. Call us or contact your registered representative if you have questions about the proper form required for a request.
When we make payments and transfers
We’ll normally send the proceeds of withdrawals, loans, surrenders, exchanges and Death Benefit payments, and process transfer requests, within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the Variable Investment Options under unusual circumstances, for example, if:

•	the New York Stock Exchange closes on a day other than a regular holiday or weekend

•	trading on the New York Stock Exchange is restricted

•	an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a Variable Account’s assets, or

•	the SEC permits a delay for the protection of policy owners.
We may delay transfers and payments from the Fixed Options, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the Fixed Options that we delay for 30 days or more.
Statements and Reports We’ll Send You
We send the following statements and reports to policy owners:

•	a confirmation for certain financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging, portfolio rebalancing and first year transfer services are reported on your quarterly Policy statement.

•	a quarterly Policy statement. The statement will tell you the Accumulated Value of your Policy by Investment Options, Cash Surrender Value, the amount of the Death Benefit, the Policy’s Face Amount, and any Policy Debt. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

•	supplemental schedules of benefits and planned periodic premiums. We’ll send these to you if you change your Policy’s Face Amount or change any of the Policy’s other benefits.

PACIFIC SELECT PERFORMER 500 BASICS

•	financial statements, at least annually or as required by law, of the Separate Account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements that we receive from the other Funds.
If you suspect an error on a confirmation, quarterly or annual statement, you must notify us in writing as soon as possible to ensure proper accounting to your Policy. We assume transactions are accurate unless you notify us otherwise within 90 days after the transaction confirmation date or, if the transaction is first confirmed on the quarterly statement, within 90 days after the quarterly statement date. All transactions are deemed final and may not be changed after the applicable 90 day period. When you write us, include your name, Policy number and a description of the suspected error.
Prospectus and Fund Report Format Authorization
Subject to availability, you may authorize us to provide prospectus and Fund reports electronically via CD-ROM by so indicating on the application, via telephone, or by sending us instructions in writing in a form acceptable to us. We will provide you with paper copies at any time upon request. Such a request will not constitute revocation of your consent to receive the documents electronically. You may revoke your consent for electronic delivery at any time, via telephone, or by sending us your Written Request, and we will then start providing you with a paper copy.
Telephone and Electronic Transactions
Unless you elect otherwise your signature on the application authorizes us to accept telephone and electronic instructions for the following transactions:

•	transfers between Investment Options

•	initiate the dollar cost averaging and portfolio rebalancing service

•	change future premium allocation instructions
•	initiate Policy loans.
If you apply for your Policy in Florida, or, in most states, if you applied for your Policy prior to November 1, 2006, you must elect to authorize us to accept telephone and electronic instructions by completing the appropriate section on your application.
If you do not authorize us to accept telephone or electronic instructions on your application, you can later instruct us to accept telephone or electronic instructions as long as you complete and file a Telephone and Electronic Authorization Form with us.
Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a Telephone and Electronic Authorization Form with us.
Here are some things you need to know about telephone and electronic transactions:

•	If your Policy is jointly owned, all Joint Owners must sign the telephone and electronic authorization. We’ll take instructions from any Owner or anyone you appoint.

•	We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.
We’ll send you a written confirmation of each telephone and electronic transaction.
Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next Business Day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

•	we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

•	neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

•	you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT
We’ll pay Death Benefit Proceeds to your Beneficiary after the Insured dies while the Policy is still In Force. Your Beneficiary generally will not have to pay federal income tax on Death Benefit Proceeds.
The Face Amount
Your Policy’s initial amount of insurance coverage is its initial Face Amount. We determine the Face Amount based on instructions provided in your application.
The minimum average Face Amount is $100,000 at issue for a Policy or group of Policies you apply for at the same time. In addition, the minimum Face Amount for any individual Policy in a group of Policies issued is $12,000. You’ll find your Policy’s Face Amount, which includes any increases or decreases, in the Policy Specification pages in your Policy.
The Death Benefit
This Policy offers three Death Benefit Options, Options A, B and C. The Death Benefit Option you choose will generally depend on which is more important to you: a larger Death Benefit or building the Accumulated Value of your Policy.
This Policy offers two ways to calculate the Guideline Minimum Death Benefit: the Cash Value Accumulation Test and the Guideline Premium Test. These are called Death Benefit Qualification Tests. The Death Benefit Qualification Test you choose will generally depend on the amount of premiums you want to pay.
Here are some things you need to know about the Death Benefit:

•	You choose your Death Benefit Option and Death Benefit Qualification Test on your Policy application.

•	If you do not choose a Death Benefit Option, we’ll assume you’ve chosen Option A.

•	If you do not choose a Death Benefit Qualification Test, we’ll assume you’ve chosen the Guideline Premium Test.

•	The Death Benefit will always be the greater of the Death Benefit under the Death Benefit Option you choose or the Guideline Minimum Death Benefit, calculated using the Death Benefit Qualification Test you’ve chosen.

•	The Death Benefit will never be lower than the Face Amount of your Policy if you’ve chosen Option A or B. The Death Benefit Proceeds will always be reduced by any Policy Debt.

•	We’ll pay the Death Benefit Proceeds to your Beneficiary when we receive proof of the Insured’s death.
Choosing Your Death Benefit Option
You can choose one of the following three Death Benefit Options for the death benefit on your application.

Option A – the Face Amount of your Policy.	Option B – the Face Amount of your Policy plus its Accumulated Value.

The Death Benefit changes as your Policy’s Accumulated Value changes. The better your Investment Options perform, the larger the Death Benefit will be.

Option C – the Face Amount of your Policy plus the total premiums you’ve paid minus any withdrawals or distributions made.

The more premiums you pay and the less you withdraw, the larger the Death Benefit will be.
The examples are intended to show how the Death Benefit Options work and are not predictive of investment performance in your Policy.

Choosing a Death Benefit Qualification Test
This Policy offers two Death Benefit Qualification Tests that we use to calculate the Guideline Minimum Death Benefit. You choose one of these tests on your application. Once you choose a test, you cannot change it.
Your Death Benefit Qualification Test affects the following:

•	premium limitations

•	amount of Guideline Minimum Death Benefit

•	monthly cost of insurance charges

•	flexibility to reduce Face Amount.
Each test determines what the Guideline Minimum Death Benefit should be in relation to your Policy’s Accumulated Value. The Death Benefit determined under either test will be at least equal to the amount required for the Policy to qualify as life insurance under the Tax Code.
Cash Value Accumulation Test
If you choose the Cash Value Accumulation Test, your Policy’s Guideline Minimum Death Benefit will be the greater of:

•	the minimum Death Benefit amount that’s needed for the Policy to qualify as life insurance under the Cash Value Accumulation Test in the Tax Code, or

•	101% of the Policy’s Accumulated Value.
Under this test, a Policy’s Death Benefit must be large enough to ensure that its Cash Surrender Value, as defined in Section 7702 of the Tax Code (and which is based on Accumulated Value, among other things), is never larger than the Net Single Premium that’s needed to fund future benefits under the Policy. The Net Single Premium under your Policy varies according to the Insured’s Age, sex, and Risk Class. It’s calculated using an interest rate of at least 4% and the guaranteed mortality charges at the time the Policy is issued. We’ll use a higher interest rate if we’ve guaranteed it under your Policy.

An example

For a Policy that insures a male, Age 45 when the Policy was issued, with a standard nonsmoking Risk Class, in Policy Year 6 the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is calculated by multiplying each $1,000 of Accumulated Value by a “Net Single Premium factor” of 2.4728.

Guideline Premium Test
Under this test, the Guideline Minimum Death Benefit is calculated by multiplying your Policy’s Accumulated Value by a guideline premium Death Benefit percentage. The Death Benefit percentage is based on the Age of the Insured, so it varies over time. It is 250% when the Insured is Age 40 or younger, and reduces as the person gets older. You’ll find a table of Death Benefit percentages in Appendix A and in your Policy.
If you choose the Guideline Premium Test, the total premiums you pay cannot exceed your Policy’s Guideline Premium Limit. Your Policy’s Guideline Premium Limit is the greater of:

•	the guideline single premium or

•	the sum of the guideline level annual premiums to date.
Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that shows you the guideline single premium and guideline level annual premiums.
If you decrease your coverage, the guideline single or level premiums may be decreased. These changes may be more than proportionate.

THE DEATH BENEFIT

Comparing the Death Benefit Qualification Tests
The table below shows a general comparison of how features of your Policy may be affected by your choice of Death Benefit Qualification Test. When choosing between the tests, you should consider:

Cash Value
	Accumulation Test	Guideline Premium Test

Premium payments	Allows flexibility to pay more premium[1]	Premium payments are limited under the Tax Code

Death Benefit	Generally higher as Policy duration increases	May be higher in early years of Policy

Monthly cost of insurance charges	May be higher, if the Death Benefit is higher	May be lower, except perhaps in early years of Policy

Face Amount decreases	Will not require return of premium or distribution of Accumulated Value	May require return of premium or distribution of Accumulated Value to continue Policy as life insurance

[1]	Under the Cash Value Accumulation Test, if you want to pay a premium that increases the Net Amount At Risk, you will need to provide us with satisfactory evidence of insurability before we can increase the Death Benefit. In this event, your cost of insurance charges will also increase. Cost of insurance charges are based, among other things, upon your Policy’s Net Amount At Risk. See Your Accumulated Value for more information on how cost of insurance charges are calculated.
Comparing the Death Benefit Options
The tables below compare the Death Benefits provided by the Policy’s three Death Benefit Options. The examples are intended only to show differences in Death Benefits and Net Amounts at Risk. Accumulated Value assumptions may not be realistic.
These examples show that each Death Benefit Option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your Policy’s Accumulated Value, increase with the amount of the Death Benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted Net Amount At Risk. As the Net Amount At Risk increases, your cost of insurance increases. Accumulated Value also varies depending on the performance of the Investment Options in your Policy.
The example below is based on the following:

•	the Insured is Age 45 at the time the Policy was issued and dies at the beginning of the sixth Policy Year

•	Face Amount is $500,000

•	Accumulated Value at the date of death is $125,000

•	total premium paid into the Policy is $150,000

•	the Guideline Minimum Death Benefit under the Guideline Premium Test is $231,250 (assuming a Guideline Premium Test factor of 185% x Accumulated Value)

•	the Guideline Minimum Death Benefit under the Cash Value Accumulation Test is $309,100 (assuming a Net Single Premium factor of $2.4728 for each $1,000 of Accumulated Value).

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$500,000	$231,250	$373,770.03
Option B	Face Amount plus Accumulated Value	$625,000	$231,250	$498,462.54
Option C	Face Amount plus premiums less distributions	$650,000	$231,250	$523,401.04

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$500,000	$309,100	$373,770.03
Option B	Face Amount plus Accumulated Value	$625,000	$309,100	$498,426.54
Option C	Face Amount plus premiums less distributions	$650,000	$309,100	$523,401.04

Here’s the same example, but with an Accumulated Value of $400,000. Because Accumulated Value has increased, the Guideline Minimum Death Benefit is now:

•	$740,000 for the Guideline Premium Test

•	$989,120 for the Cash Value Accumulation Test.

		If you select the Guideline
		Premium Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$500,000	$740,000	$338,179.65
Option B	Face Amount plus Accumulated Value	$900,000	$740,000	$497,786.06
Option C	Face Amount plus premiums less distributions	$650,000	$740,000	$338,179.65

		If you select the Cash Value
		Accumulation Test, the Death
		Benefit is the larger of these
		two amounts

Death		Death Benefit	Guideline	Net Amount At Risk
Benefit	How it’s	under	Minimum	used for cost of
Option	calculated	the Option	Death Benefit	insurance charge

Option A	Face Amount	$500,000	$989,120	$586,686.83
Option B	Face Amount plus Accumulated Value	$900,000	$989,120	$586,686.83
Option C	Face Amount plus premiums less distributions	$650,000	$989,120	$586,686.83

When We Pay the Death Benefit
We calculate the amount of the Death Benefit Proceeds as of the end of the day the Insured dies. If the Insured dies on a day that is not a Business Day, we calculate the Death Benefit Proceeds as of the next Business Day.
Your Policy’s Beneficiary must send us proof that the Insured died while the Policy was In Force, along with payment instructions. Your Beneficiary can choose to receive the Death Benefit Proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.
Death Benefit Proceeds equal the total of the Death Benefits provided by your Policy and any Riders you’ve added, minus any Policy Debt, minus any overdue Policy charges.
We’ll pay interest at an annual rate of at least 3% on the Death Benefit Proceeds, calculated from the day the Insured dies to the day we pay the Death Benefit Proceeds. In some states we may pay a higher rate of interest if required by law.
It is important that we have a current address for your Beneficiary so that we can pay Death Benefit Proceeds promptly. If we cannot pay the Death Benefit Proceeds to your Beneficiary within five years of the death of the Insured, we’ll be required to pay them to the state.

THE DEATH BENEFIT

Changing Your Death Benefit Option
You can change your Death Benefit Option while your Policy is In Force. Here’s how it works:

•	You can change the Death Benefit Option once in any Policy Year.

•	You must send us your Written Request.

•	You can change from any Death Benefit Option to Option A or Option B.

•	You cannot change from any Death Benefit Option to Option C.

•	The change will become effective on the first Monthly Payment Date after we receive your request. If we receive your request on a Monthly Payment Date, we’ll process it that day.

•	We may charge you a fee of up to $100 each time you request to change your Death Benefit Option.

•	The Face Amount of your Policy will change by the amount needed to make the Death Benefit under the new Death Benefit Option equal the Death Benefit under the old Death Benefit Option just before the change. We will not let you change the Death Benefit Option if doing so means the Face Amount of your Policy will become less than $12,000. We may waive this minimum amount under certain circumstances.

•	Changing the Death Benefit Option can also affect the monthly cost of insurance charge since this charge varies with the Net Amount At Risk.

•	The new Death Benefit Option will be used in all future calculations.
We will not change your Death Benefit Option if it means your Policy will be treated as a Modified Endowment Contract, unless you’ve told us in writing that this would be acceptable to you. Modified Endowment Contracts are discussed in Variable Life Insurance and Your Taxes.
Decreasing the Face Amount
You can decrease your Policy’s Face Amount starting on the fifth Policy Anniversary as long as we approve it. If you decrease the Face Amount, we’ll send you a supplemental schedule of benefits and premiums. Here’s how it works:

•	You can decrease the Face Amount as long as the Insured is alive.

•	You can only decrease the Face Amount once in any Policy Year.

•	You must send us your Written Request while your Policy is In Force.

•	Unless you request otherwise, the decrease will become effective on the first Monthly Payment Date on or after we receive and approve your request.

•	Decreasing the Face Amount may decrease the Death Benefit. The amount the Death Benefit changes will depend, among other things, on the Death Benefit Option you’ve chosen and whether, and by how much, the Death Benefit is greater than the Face Amount before you make the change.

•	Decreasing the Face Amount can affect the Net Amount At Risk, which may decrease the cost of insurance charge.

•	If your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, and the Net Amount At Risk is more than three times the Death Benefit on the Policy Date, we may reduce the Death Benefit by requiring you to make a withdrawal from your Policy. If we require you to make a withdrawal, the withdrawal may be taxable. Please turn to Withdrawals, Surrenders and Loans for information about making withdrawals.

•	We can refuse your request to make the Face Amount less than $12,000. If your Policy is issued in Pennsylvania, we will not decrease the Face Amount to less than $14,000.

•	We do not charge you for a decrease in Face Amount.

•	We can refuse your request to decrease the Face Amount if making the change means:

•	your Policy will end because it no longer qualifies as life insurance

•	the distributions we’ll be required to make from your Policy’s Accumulated Value will be greater than your Policy’s Net Cash Surrender Value

•	your Policy will become a Modified Endowment Contract and you have not told us in writing that this is acceptable to you.
Decreasing the Face Amount may affect your Policy’s tax status. To ensure your Policy continues to qualify as life insurance, we might be required to return:

•	part of your premium payments to you if you’ve chosen the Guideline Premium Test, or

•	make distributions from the Accumulated Value, which may be taxable. For more information, please see Variable Life Insurance and Your Taxes.
Optional Riders
There are two optional Riders that provide extra benefits, some at additional cost. Not all Riders are available in every state, and some Riders may only be added when you apply for your Policy. Ask your registered representative for more information about the Riders available with the Policy, or about other kinds of life insurance policies offered by Pacific Life.

•	Accelerated Living Benefits Rider
Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

•	Added Protection Benefit Rider
Provides annual renewal term insurance on the Insured.
There may be tax consequences if you exercise your rights under the Accelerated Living Benefits Rider. Please see Variable Life Insurance and Your Taxes for more information.
We’ll add any Rider charges to the monthly charge we deduct from your Policy’s Accumulated Value.
More detailed information appears in the SAI. To obtain a copy of the SAI, visit our website at www.Pacificlife.com. Samples of the provisions for the extra optional benefits are available from us upon Written Request.
Things to keep in mind
We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a Policy and a Rider, however, may be more economical than adding another Policy. It may also be more economical to provide an amount of insurance coverage through a Policy alone. Many life insurance policies have some flexibility in structuring the Face Amount, the Death Benefit, and premium payments in targeting the cash values based on your particular needs.
Under certain circumstances, combining a Policy with an Added Protection Benefit Rider may result in a Face Amount equal to the Face Amount of a single Policy.
Combining a Policy with an Added Protection Benefit Rider may lower costs and may improve Accumulated Value accrual, for the same amount of Death Benefit. Adding a Rider may affect the amount of premium you can pay on your Policy and still have it qualify as life insurance.
Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your Policy’s Face Amount that is made up of Policy and Added Protection Benefit Rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional Illustrations showing the effects of different proportions of Policy and Rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK
Your Policy gives you the flexibility to choose the amount and frequency of your premium payments within certain limits. Each premium payment must be at least $50.
The amount, frequency, and period of time over which you make premium payments may affect whether your Policy will be classified as a Modified Endowment Contract, or no longer qualifies as life insurance for tax purposes. See Variable Life Insurance and Your Taxes for more information.
We deduct a premium load from each premium payment, and then allocate your Net Premium to the Investment Options you’ve chosen. Depending on the performance of your Investment Options, and on how many withdrawals, loans or other Policy features you’ve taken advantage of, you may need to make additional premium payments to cover monthly deductions for policy charges to keep your Policy In Force. We reserve the right to accept premium payments in amounts less than $50.
Your Initial Premium
We apply your first premium payment to the Policy on the later of the day we receive it or the day we receive all contractual and administrative requirements necessary for your Policy to be In Force. See How Premiums Work: Allocating Your Premiums for more information on when your first Net Premium is allocated to the Investment Options.
If you have outstanding contractual and administrative requirements, your registered representative will notify you of a delivery date when any outstanding requirements are due to us, not to exceed 45 days from the date we issue your Policy. If we do not receive your first premium payment and all contractual and administrative requirements on or before the delivery date, we can cancel the Policy and refund any premium payment you’ve made. We may extend the delivery date in some cases.
Planned Periodic Premium Payments
You can schedule the amount and frequency of your premium payments. We refer to scheduled premium payments as your planned periodic premium. Here’s how it works:

•	On your application, you choose a fixed amount for each premium payment.

•	You indicate whether you want to make premium payments annually, semi-annually, or quarterly. You can also choose monthly payments using our monthly Electronic Funds Transfer plan, which is described below.

•	We send you a notice to remind you of your scheduled premium payment (except for monthly Electronic Funds Transfer plan payments, which are paid automatically). If you own more than one Policy, you can request us to send one notice — called a listbill — that reminds you of your payments for all of your Policies. You can choose to receive the listbill every month.

•	If you have any Policy Debt, we’ll treat any payment you make during the life of your Policy as a loan repayment, not as a premium payment, unless you tell us otherwise in writing. When a payment, or any portion of it, exceeds your Policy Debt, we’ll treat it as a premium payment.
You do not have to make the premium payments you’ve scheduled. However, not making a premium payment may have an impact on any financial objectives you may have set for your Policy’s Accumulated Value and Death Benefit, and could cause your Policy to lapse. Even if you pay all your premiums when they’re scheduled, your Policy could lapse if the Accumulated Value, less any Policy Debt, is not enough to pay your monthly charges. Turn to Your Policy’s Accumulated Value for more information.
Paying Your Premium
Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

•	by personal check, drawn on a U.S. bank

•	by cashier’s check, if it originates in a U.S. bank

•	by money order in a single denomination of more than $10,000, if it originates in a U.S. bank

•	by third party check, when there is a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wire transfers that originate in U.S. banks.

We will not accept premium payments in the following forms:

•	cash

•	credit card or check drawn against a credit card account

•	traveler’s checks

•	cashier’s check or money order drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank

•	money order in a single denomination of $10,000 or less

•	third party check, if there is not a clear relationship between the payor (individual, corporation, trust, etc.) and the Insured and/or Owner

•	wires that originate from foreign bank accounts.
All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by Electronic Funds Transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.
Monthly electronic funds transfer plan
Once you’ve made your first premium payment, you can make monthly premium payments using our Electronic Funds Transfer plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month

•	You can choose any day between the 4th and 28th of the month

•	If you do not specify a day for us to make the withdrawal, we’ll withdraw the premium payment on your Policy’s monthly anniversary. If your Policy’s monthly anniversary falls on the 1st, 2nd or 3rd of the month, we’ll withdraw the payment on the 4th of each month.

•	If you make monthly payments by the Electronic Funds Transfer plan, we will apply the payments as premium payments unless we receive a new form requesting that payments be applied as a loan repayment.
Deductions From Your Premiums
We deduct a premium load from each premium payment you make. The load is made up of three charges:
Sales load
We deduct a sales load from each premium payment you make. This charge helps pay for the cost of distributing our Policies. The maximum sales load assessed upon each premium received under a Policy is as follows:

•	1.4% of first target premium paid in the first year

•	11% of any first year premium paid in excess of first target premium

•	8% of premium paid in Policy Year 2

•	14% of premium paid in Policy Year 3

•	16% of premium paid in Policy Years 4 and 5

•	7% of premium paid in Policy Years 6 through 10

•	0% of premium paid in Policy Years 11 and thereafter
Your target premium is a hypothetical premium used to measure sales load under your Policy. It varies with the Death Benefit election, Insured’s Age at Policy issue, and gender (unless unisex rates apply). The target premium will be equal to or less than the seven-pay premium. You’ll find your Policy’s seven-pay premium in your Policy Specifications.
Premium based charges
State and local charge
We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to change the rate unless the rate we pay changes.

HOW PREMIUMS WORK

Federal charge
We deduct 1.50% from each premium payment to compensate us for certain costs or lost investment opportunities we incur associated with certain policy acquisition expenses that we are generally required to capitalize and amortize over a 10-year period, rather than deduct them currently for federal income tax purposes, which may result in a higher corporate federal income tax liability for us in the year the expenses were incurred. These consequences are often referred to as the deferred acquisition cost (“DAC tax”).
Effective January 1, 2006, we reduced the total amount of premium based charges we deduct from each premium payment you make by 0.20%. Effective January 1, 2007, we instituted an additional 0.20% reduction, so that the total reduction in charges deducted from each premium payment you make is 0.40%. This reduction in charge is not guaranteed. We may, in our sole discretion, change the amount of or eliminate the reduction.
We reserve the right to increase or decrease these loads and charges. Like other Policy charges, we may profit from the premium load and may use these profits for any lawful purpose, such as the payment of distribution and administrative expenses. We will notify you in advance if we change our current load rate.
Limits on the Premium Payments You Can Make
We will not accept premium payments after the Insured reaches Age 100.
Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations:

•	If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test and accepting the premium means your Policy will no longer qualify as life insurance for federal income tax purposes.

•	If applying the premium in that Policy Year means your Policy will become a Modified Endowment Contract. You may direct us to accept premium payments or other instructions that will cause your Policy to be treated as a Modified Endowment Contract by signing a Modified Endowment Contract Election Form. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes. You should speak to a qualified tax adviser for complete information regarding Modified Endowment Contracts.

•	If applying the premium payment to your Policy will increase the Net Amount At Risk. This will happen if your Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit or would be equal to it once we applied your premium payment.
You’ll find more detailed information regarding these situations in the SAI.
Allocating Your Premiums
We generally allocate your Net Premiums to the Investment Options you’ve chosen on your application on the day we receive them. Please turn to Your Investment Options for more information about the Investment Options.
When we allocate your first premium depends on the state where you signed your Policy application. If you signed your application in a state that requires us to return the premiums you’ve paid if you exercise your Free Look Right, we’ll hold your Net Premiums in the Money Market Investment Option until the Free Look Transfer Date, and then transfer them to the Investment Options you’ve chosen.
If you signed your application in a state that requires refunds to be based on Accumulated Value if you exercise your Free Look Right, we allocate Net Premiums to the Investment Options you’ve chosen on the day we receive them or your Policy Date, if later. If your Policy has outstanding contractual and/or administrative requirements necessary before it can be placed In Force, we will allocate any Net Premiums received to the Money Market Variable Account until the requirements are satisfied and your Policy is placed In Force.
Portfolio optimization
The service. Portfolio optimization is an asset allocation service that is offered at no additional charge for use within your Policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your Policy, portfolio optimization can help with decisions about how you should allocate your Accumulated Value among available Investment Options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.
As part of the portfolio optimization service, several asset allocation models have been developed (portfolio optimization models or models), each based on different profiles of an investor’s investment time horizon and willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial Net Premium (in the case of a new application) or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select. Subsequent Net Premium will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your Accumulated Value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your Net Premium or Accumulated Value outside the models with our Portfolio Optimization Plus feature, as described below, and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the Investment Options within your model will be rebalanced.
If you subscribe to portfolio optimization, Pacific Life Fund Advisors LLC (the Adviser), a subsidiary of Pacific Life, will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.
On a periodic basis (typically annually), the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, your Accumulated Value or Net Premium, as applicable, will be automatically reallocated in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to the Adviser, unless you instruct us otherwise. For more information on the role of the investment adviser for the portfolio optimization service, please see the brochure from the Adviser’s Form ADV, the SEC investment adviser registration form, which will be delivered to Policy Owners at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure. In developing and periodically updating the portfolio optimization models, the Adviser currently relies on the recommendations of an independent third-party analytical firm. The Adviser may change the firm that it uses from time to time, or, to the extent permissible under applicable law, use no independent firm at all.
The portfolio optimization models. Five asset allocation models are offered, each comprised of a carefully selected combination of Investment Options (reflecting the underlying portfolios of Pacific Select Fund). Development of the portfolio optimization models is a multi-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available Investment Options (underlying portfolios) can be used to implement the asset class level allocations. The Investment Options are selected by evaluating the asset classes represented by the underlying portfolios and combining Investment Options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Investment Options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an Investment Option in a model based on its specific asset class exposure or other specific optimization factors, even where another Investment Option may have better historical performance.
Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of Investment Options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and Investment Options may be added to a model (including Investment Options not currently available), or Investment Options may be deleted from a model.
When your portfolio optimization model is updated, your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with any changes to the model you have selected. This means the allocation of your Accumulated Value, and potentially the Investment Options in which you are invested, will automatically change and your Accumulated Value and any subsequent Net Premium will be automatically reallocated among the Investment Options in your updated model (independently of any automatic rebalancing you may have selected). If you participate in the Portfolio Optimization Plus feature, the Accumulated Value and Net Premium amounts allocated outside the portfolio optimization model will not be reallocated. The Adviser requires that you grant it discretionary investment authority to periodically reallocate your Accumulated Value and any

HOW PREMIUMS WORK

subsequent Net Premium in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization.
When the Adviser updates the portfolio optimization models, a written notice of the updated models will be sent to you at least 30 days in advance of the date the Adviser intends the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your Accumulated Value and any subsequent Net Premium will automatically be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.
Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Neither the Adviser nor its affiliates will make this decision. You should consult with your registered representative on this decision. Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by the Adviser, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on our website. While the information from our website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and the Adviser and its affiliates bear no responsibility for this decision.
You may change to a different model at any time by completing an Investment Policy Statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your Policy at any time with a proper Written Request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.
Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your Accumulated Value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single Investment Option or asset class or other combinations of Investment Options or asset classes. Model performance is dependent upon the performance of the component Investment Options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your Accumulated Value will fluctuate, and when redeemed, may be worth more or less than the original cost.
A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.
Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.
The Adviser may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to the Adviser than another portfolio, and provide the Adviser with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, the Adviser may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, the Adviser monitors performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios are analyzed by the independent third-party analytical firm. The Adviser does not dictate to the third-party analytical firm the number of portfolios in a model, the percent that any portfolio represents in a model, or which portfolios may be selected (other than to require exclusion of any portfolio that is expected to be liquidated, merged into another portfolio, or otherwise closed). The Adviser believes that its reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for the Adviser to be influenced by these competing interests, but there can be no assurance of this.

The Adviser and its affiliates are under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.
Portfolio Optimization Plus. With our Portfolio Optimization Plus feature, you may choose to allocate a portion of your Accumulated Value and/or Net Premiums outside of the portfolio optimization model you selected. You may change these allocations at any time, and make transfers as described later in this prospectus under Your Investment Options: Transferring Among Investment Options and Market-timing Restrictions.
While you participate in Portfolio Optimization Plus, only the Net Premium or Accumulated Value allocated to a portfolio optimization model will be automatically reallocated if the model updates, or rebalanced if you elect to have the Accumulated Value in the model periodically rebalanced as described above. You may not use the dollar cost averaging service, portfolio rebalancing service or first year transfer service while you participate in Portfolio Optimization Plus.
There is no charge for using this feature.
The models. Information concerning the portfolio optimization models is described below. These models are available effective May 4, 2007. For more information regarding the portfolio optimization models available until May 4, 2007, see Appendix B. You should review this information carefully before selecting or changing a model.

HOW PREMIUMS WORK

The current asset class exposure and portfolio optimization model allocations shown in the chart below may change over time, based on the periodic review of the models and reallocations which reflect updated recommendations.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ------------------------------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	6%	3%	4%	4%	4%

Bonds	71	53	35	17	—

Domestic Stocks	18	32	44	56	66

International Stocks	5	12	17	23	30

Portfolio Optimization Model Target Allocations as of May 4, 2007

	Model A	Model B	Model C	Model D	Model E

Small-Cap Growth	—	1%	1%	2%	3%

International Value	3%	6	6	9	11

International Small-Cap	—	2	2	3	4

Equity Index	—	—	2	2	2

Small-Cap Index	—	—	2	2	6

Diversified Research	2	3	3	3	3

American Funds® Growth-Income	—	—	4	5	7

American Funds® Growth	—	2	2	4	5

Large-Cap Value	4	5	6	6	7

Short Duration Bond	11	8	4	2	—

Floating Rate Loan	8	5	3	—	—

Diversified Bond	14	10	6	3	—

Growth LT	—	—	2	3	3

Mid-Cap Value	5	6	8	12	11

Large-Cap Growth	—	—	2	2	2

International Large-Cap	2	3	5	7	10

Small-Cap Value	—	2	2	—	—

Main Street® Core	5	7	5	5	3

Emerging Markets	—	—	3	4	5

Managed Bond	19	15	11	4	—

Inflation Managed	18	14	11	8	—

Money Market	2	—	—	—	—

High Yield Bond	4	3	2	—	—

Comstock	3	6	6	6	8

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

Small-Cap Equity	—	—	—	2	2

Less Volatile < ---------------------------------------------------------------- > More Volatile

YOUR POLICY’S ACCUMULATED VALUE
Accumulated Value is the value of your Policy on any Business Day. It is used as the basis for determining Policy benefits and charges.
We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your Policy. It also affects the amount of the Death Benefit if you choose a Death Benefit Option that’s calculated using Accumulated Value.
The Accumulated Value of your Policy is not guaranteed – it depends on the performance of the Investment Options you’ve chosen, the premium payments you’ve made, Policy charges and how much you’ve borrowed or withdrawn from the Policy.
Calculating Your Policy’s Accumulated Value
Your Policy’s Accumulated Value is the total amount allocated to the Variable Investment Options and the Fixed Options, plus the amount in the Loan Account. Please see Withdrawals, Surrenders and Loans: Taking Out a Loan for information about loans and the Loan Account.
We determine the value allocated to the Variable Investment Options on any Business Day by multiplying the number of accumulation units for each Variable Investment Option credited to your Policy on that day, by the Variable Investment Option’s unit value at the end of that day. The process we use to calculate unit values for the Variable Investment Options is described in Your Investment Options.
Monthly Deductions
We deduct a monthly charge from your Policy’s Accumulated Value. If there is not enough Accumulated Value to pay the monthly charge, your Policy could lapse. The performance of the Investment Options you choose, not making planned premium payments, or taking out a withdrawal or a loan all affect the Accumulated Value of your Policy. You’ll find a discussion about when your Policy might lapse, and what you can do to reinstate it, later in this section.
Unless you tell us otherwise, we deduct the monthly charge from the Investment Options that make up your Policy’s Accumulated Value, in proportion to the Accumulated Value you have in each Investment Option. This charge is made up of four charges:

•	cost of insurance

•	administrative charge

•	mortality and expense risk charge

•	charges for optional Riders.
Cost of insurance
This charge is for providing you with life insurance protection. Like other Policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses.
We deduct a cost of insurance charge based on the cost of insurance rate for your Policy’s initial Face Amount and for each increase you make to the Face Amount.
There are maximum or guaranteed cost of insurance rates associated with your Policy. These rates are shown in your Policy Specifications pages.
The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required. Unisex rates are used in the state of Montana. They are also used when a Policy is owned by an employer in connection with employment-related or benefit programs.

YOUR POLICY’S ACCUMULATED VALUE

Our current cost of insurance rates will apply uniformly to all members of the same Class. Any changes in the cost of insurance rates will apply uniformly to all members of the same Class. These rates generally increase as the Insured’s Age increases, and they vary with the number of years the Policy has been In Force. Our current rates are lower than the guaranteed rates and they will not exceed the guaranteed rates in the future.

How we calculate cost of insurance
We calculate cost of insurance by multiplying the current cost of insurance rate by a discounted Net Amount At Risk at the beginning of each Policy month.
The discounted Net Amount At Risk used in the cost of insurance calculation is the difference between a discounted Death Benefit that would be payable if the Insured died and the Accumulated Value of your Policy at the beginning of the Policy month before the monthly charge is due. Because the monthly deduction of cost of insurance charges occurs in advance of the insurance coverage for the full month, we discount the Death Benefit for one full month at an assumed annual interest rate of 3%.
First, we calculate the total Net Amount At Risk for your Policy in two steps:

•	Step 1: we divide the Death Benefit that would be payable at the beginning of the Policy month by 1.002466, the monthly equivalent of 3% annually.

•	Step 2: we subtract your Policy’s Accumulated Value at the beginning of the Policy month from the amount we calculated in step 1.
Premiums, Net Premiums, Policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your Net Amount At Risk, depending on the Death Benefit Option you choose or if your Death Benefit under the Policy is the Guideline Minimum Death Benefit.

Administrative charge
We deduct a charge of $10.00 a month. We guarantee that this charge will not increase.
Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.
Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.
The mortality and expense risk charge helps compensate us for these risks. It is described in the following box. We guarantee this charge will not increase.

How we calculate the mortality and expense risk charge
We deduct a charge every month calculated on your Accumulated Value in the Investment Options at an annual rate of:

•	0.75% (0.0625% monthly) in Policy Years 1 through 10

•	0.45% (0.0375% monthly) in Policy Years 11 through 20

•	0.11% (0.0092% monthly) in Policy Year 21 and thereafter.
For the purposes of this charge, the amount of Accumulated Value is calculated on the Monthly Payment Date before we deduct the monthly charge, but after we deduct any Policy Debt or allocate any new Net Premiums, withdrawals or loans.

An example

For a Policy with an Accumulated Value of $40,000 after deducting any Policy Debt, the monthly mortality and risk expense charge for the Policy is:

•	$25.00 in Policy Years 1 through 10

•	$15.00 in Policy Years 11 through 20

•	$3.68 in Policy Years 21 and thereafter.

Charges for optional riders
If you add any Riders to your Policy, we add any charges for them to your monthly charge.

Lapsing and Reinstatement
There is no guarantee that your Policy will not lapse even if you pay your planned periodic premium. Your Policy will lapse if there is not enough Accumulated Value, after subtracting any Policy Debt, to cover the monthly charge on the day we make the deduction. Your Policy’s Accumulated Value is affected by the following:

•	loans or withdrawals you make from your Policy

•	not making planned premium payments

•	the performance of your Investment Options

•	charges under the Policy.
If there is not enough Accumulated Value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your Policy to, a notice telling you the amount to pay to keep your Policy In Force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when this insufficiency occurred, adjusted to add premium load. However, the minimum amount you must pay to keep your Policy In Force is equal to three times the monthly charge that was due on the Monthly Payment Date when there was not enough Accumulated Value to pay the charge, plus premium load. For more information regarding payment due to keep your Policy In Force, please contact our life insurance operations center.
We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your Policy In Force. Your Policy will remain In Force during the grace period.
If you do not make the minimum payment
If we do not receive your payment within the grace period, your Policy will lapse with no value. This means we’ll end your life insurance coverage.
If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your Net Premium to the Investment Options you’ve chosen and deduct the monthly charge from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.
If your Policy is in danger of lapsing and you have Policy Debt, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your Policy’s Face Amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your Policy lapsing, you’ll have to repay a portion of your Policy Debt.
Remember to tell us if your payment is a premium payment. Otherwise, we’ll treat it as a loan repayment.
How to avoid future lapsing
To stop your Policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.
Paying Death Benefit Proceeds during the grace period
If the Insured dies during the grace period, we’ll pay Death Benefit Proceeds to your Beneficiary. We’ll reduce the payment by any unpaid monthly charges and any Policy Debt.
Reinstating a lapsed Policy
If your Policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

•	a written application

•	evidence satisfactory to us that the Insured is still insurable

•	a premium payment sufficient to:

•	cover all unpaid monthly charges that were due in the grace period, and

•	keep your Policy In Force for three months after the day your Policy is reinstated.
We’ll reinstate your Policy as of the first Monthly Payment Date on or after the day we approve the reinstatement. When we reinstate your Policy, its Accumulated Value will be the same as it was on the day your Policy lapsed. We’ll allocate the Accumulated Value according to your most recent premium allocation instructions.

YOUR POLICY’S ACCUMULATED VALUE

Reinstating a lapsed Policy with Policy Debt
If you had Policy Debt when your Policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your Policy. There are special rules that apply to reinstating a Policy with Policy Debt:

•	If we reinstate your Policy on the first Monthly Payment Date that immediately follows the lapse, we’ll also reinstate the Policy Debt that was outstanding the day your Policy lapsed.

•	If we reinstate your Policy on any Monthly Payment Date other than the Monthly Payment Date that immediately follows the lapse, we’ll deduct the Policy Debt from your Policy’s Accumulated Value. This means you will no longer have Policy Debt when your Policy is reinstated.

YOUR INVESTMENT OPTIONS
This section tells you about the Investment Options available under your Policy and how they work.
We put your Net Premium in our General Account and Separate Account. We own the assets in our accounts and allocate your Net Premiums, less any charges, to the Investment Options you’ve chosen. Amounts allocated to the Fixed Options are held in our General Account. Amounts allocated to the Variable Investment Options are held in our Separate Account. You’ll find information about when we allocate Net Premiums to your Investment Options in How Premiums Work.
You choose your initial Investment Options on your application. If you choose more than one Investment Option, you must tell us the dollar amount or percentage you want to allocate to each Investment Option. You can change your premium allocation instructions at any time.
You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-800-800-7681 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in Pacific Select Performer 500 Basics.
The Investment Options you choose, and how they perform, will affect your Policy’s Accumulated Value and may affect the Death Benefit. Please review the Investment Options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your Investment Options because they will affect the value of your Policy.
Variable Investment Options
You can choose from a selection of Variable Investment Options. Each Variable Investment Option is set up as a Variable Account under our Separate Account and invests in a corresponding portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc., the Van Eck World Insurance Trust and the XTF Advisors Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.
Pacific Life Fund Advisors LLC is the investment adviser for the Pacific Select Fund. They oversee the management of all the Pacific Select Fund’s portfolios, and manage two of the portfolios directly. They retain other portfolio managers to manage the other portfolios.
BlackRock Advisors, LLC is the investment adviser of the BlackRock Variable Series Funds, Inc. and has retained various sub-advisors for the portfolios available under your Policy.
Fidelity Management & Research Company is the manager of the Fidelity Variable Insurance Products Funds. They retain other portfolio managers to manage the portfolios of the Fidelity VIP Funds available under your Policy.
Janus Capital Management LLC is the investment adviser of the Janus Aspen Series. For the portfolios available under your Policy, they manage two of the portfolios directly, and have retained a sub-adviser for one portfolio.
Lazard Asset Management LLC is the investment manager of the Lazard Retirement Series, Inc. and manages the portfolio available under your Policy directly.
Legg Mason Partners Fund Adviser, LLC is the investment manager of the Legg Mason Partners Variable Equity Trust and has retained a sub-advisor to manage the portfolios available under your Policy.
Massachusetts Financial Services Company is the investment adviser of the MFS Variable Insurance Trust and manages the portfolios available under your Policy directly.
OpCap Advisors LLC is the investment adviser of the Premier VIT, and has retained a sub-adviser to manage the portfolio available under your Policy.
T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your Policy directly.

YOUR INVESTMENT OPTIONS

Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your Policy directly.
XTF Advisors LLC is the investment adviser of the XTF Advisors Trust and manages the portfolios available under your Policy directly.
Pacific Life is not responsible for the operation of the underlying Funds or any of their portfolios. We also are not responsible for ensuring that the underlying Funds and their portfolios comply with any laws that apply.
The following chart is a summary of the Fund portfolios. You’ll find detailed descriptions of the portfolios in each Fund prospectus that accompanies this prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read each Fund prospectus carefully before investing.

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Small-Cap Growth (formerly called Fasciano Small Equity)	Capital appreciation.	Equity securities of small, fast growing companies.	Fred Alger Management, Inc.

International Value	Long-term capital appreciation.	Equity securities of relatively large non- U.S. companies believed to be undervalued.	AllianceBernstein L.P.

International Small-Cap	Long-term growth of capital.	Equity securities of non-U.S. companies with small market capitalizations.	Batterymarch Financial Management, Inc.

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	BlackRock Investment Management, LLC

Small-Cap Index	Investment results that correspond to the total return of an index of small-capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	BlackRock Investment Management, LLC

Diversified Research	Long-term growth of capital.	Equity securities of companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of growth-oriented companies located in the U.S., or whose principal markets are in the U.S.	Capital Guardian Trust Company

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth- Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of both U.S. and non-U.S. companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	ClearBridge Advisors, LLC

Technology	Long-term growth of capital.	Equity securities in the technology sector.	Columbia Management Advisors, LLC

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Floating Rate Loan	High level of current income.	Interests in floating rate senior loans.	Highland Capital Management, L.P.

Diversified Bond	Maximize total return consistent with prudent investment management.	Fixed income securities of varying qualities and terms to maturity of both U.S. and non-U.S. companies and derivatives relating to such securities or related indices.	J.P. Morgan Investment Management, Inc.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

YOUR INVESTMENT OPTIONS

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector.	Jennison Associates LLC

Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

Large-Cap Growth	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies with the potential for long-term growth of capital.	Loomis, Sayles & Company, L.P.

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life Fund Advisors LLC

High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life Fund Advisors LLC

Comstock	Long-term growth of capital.	Equity securities with the potential for long- term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies principally engaged in the U.S. real estate industry, including REITs and real estate operating companies (REOCs).	Van Kampen

Small-Cap Equity (formerly called VN Small-Cap Value)	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

BLACKROCK VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

BlackRock Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	BlackRock Advisors, LLC

BlackRock Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	BlackRock Advisors, LLC

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Portfolio Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR Co., Inc.

Fidelity VIP Growth Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR Co., Inc.

Fidelity VIP Mid Cap Portfolio Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR Co., Inc.

Fidelity VIP Value Strategies Portfolio Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR Co., Inc.

JANUS ASPEN SERIES	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

International Growth Service Class	Long-term growth of capital.	Securities of issuers from countries outside the United States.	Janus Capital Management LLC

Mid-Cap Growth Service Class	Long-term growth of capital.	Equity securities of mid-sized companies.	Janus Capital Management LLC

Risk-Managed Core Fund Service Class	Long-term growth of capital.	Equity securities of companies that are included in or representative of the S&P 500 Index®.	Janus Capital Management LLC

LAZARD RETIREMENT SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

US Strategic Equity	Long-term capital appreciation.	Equity securities, principally common stocks.	Lazard Asset Management LLC

LEGG MASON PARTNERS VARIABLE EQUITY TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Legg Mason Partners Variable Aggressive Growth Portfolio – Class II	Capital appreciation.	Common stocks of companies believed to be experiencing, or will experience, above average growth of earnings.	Legg Mason Partners Fund Adviser, LLC

Legg Mason Partners Variable Mid Cap Core Portfolio – Class II	Long-term growth of capital.	Equity securities or investments with similar characteristics of medium sized companies.	Legg Mason Partners Fund Adviser, LLC

YOUR INVESTMENT OPTIONS

MFS VARIABLE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

MFS New Discovery Series Service Class	Capital appreciation.	Equity securities of companies believed to have above average earnings growth potential.	Massachusetts Financial Services Company

MFS Utilities Series Service Class	Total return.	Securities of issuers in the utilities industry[1].	Massachusetts Financial Services Company

PREMIER VIT	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

OpCap Small Cap Portfolio	Capital appreciation.	Equity securities of companies with market capitalization of less than $2.2 billion at time of purchase.	OpCap Advisors LLC

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Current income is a secondary objective.)	Common stocks of well-established large and medium-sized companies with the potential for above-average earnings increases	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Substantial dividend income and long-term capital growth.	Common stocks of established companies. In selecting such stocks, the Fund emphasizes companies that appear to be temporarily undervalued by various measures, such as price/earnings (P/E) rations.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is a secondary consideration.)	A mix of U.S. and foreign hard asset[2] securities	Van Eck Associates Corporation

XTF ADVISORS TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

ETF 2010 Portfolio	Combination of capital appreciation, preservation of capital and income generation.	ETFs[3] in an asset allocation blend of equity, debt, government and real estate issuers.	XTF Advisors LLC

ETF 2015 Portfolio	Combination of capital appreciation, preservation of capital and income generation.	ETFs in an asset allocation blend of equity, debt, government and real estate issuers.	XTF Advisors LLC

ETF 2020 Portfolio	Combination of capital appreciation, preservation of capital and income generation.	ETFs in an asset allocation blend of equity, debt, government and real estate issuers.	XTF Advisors LLC

ETF 2025 Portfolio	Combination of capital appreciation, preservation of capital and income generation.	ETFs in an asset allocation blend of equity, debt, government and real estate issuers.	XTF Advisors LLC

ETF 2030 Portfolio	Combination of capital appreciation, preservation of capital and income generation.	ETFs in an asset allocation blend of equity, debt, government and real estate issuers.	XTF Advisors LLC

ETF 2040+ Portfolio	Combination of capital appreciation, preservation of capital and income generation.	ETFs in an asset allocation blend of equity, debt, government and real estate issuers.	XTF Advisors LLC

[1]	Issuers in the utilities industry include issuers engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services; and issuers engaged in telecommunications, including telephone, cellular telephone, telegraph, satellite, microwave, cable television, and other communications media (but not engaged in public broadcasting).

[2]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of their revenues from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

[3]	An ETF (Exchange Traded Fund) is a fund that seeks to track performance of an index.
Calculating unit values
When you choose a Variable Investment Option, we credit your Policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the Variable Account. Similarly, the number of accumulation units in your Policy will be reduced when you make a transfer, withdrawal or loan from a Variable Investment Option, and when your monthly charges are deducted.

An example
You ask us to allocate $6,000 to the Inflation Managed Investment Option on a Business Day. At the end of that day, the unit value of the Variable Account is $15. We’ll credit your Policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is the basis for all financial transactions relating to the Variable Investment Options. The value of an accumulation unit is not the same as the value of a share in the underlying portfolio. We calculate the unit value for each Variable Account once every Business Day, usually at or about 4:00 p.m. Eastern time.
Generally, for any transaction, we’ll use the next unit value calculated after we receive your Written Request. If we receive your Written Request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a Business Day, we’ll use the unit value calculated as of the end of that Business Day. If we receive your request at or after the time of the close of the New York Stock Exchange on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day.
If a scheduled transaction falls on a day that is not a Business Day, we’ll process it as of the end of the next Business Day. For your monthly charge, we’ll use the unit value calculated on your Monthly Payment Date. If your Monthly Payment Date does not fall on a Business Day, we’ll use the unit value calculated as of the end of the next Business Day. For information about timing of transactions, see Pacific Select Performer 500 Basics.
The unit value calculation is based on the following:

•	the investment performance of the underlying portfolio

•	any dividends or distributions paid by the underlying portfolio

•	any charges for any taxes that are, or may become, associated with the operation of the Variable Account.
The unit value of a Variable Account will change with the value of its corresponding portfolio. Changes in the unit value of a Variable Account will not change the number of accumulation units credited to your Policy.
Fees and expenses paid by the Funds
Each Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Policy. You’ll find more about Fund fees and expenses in Fee Tables and in each Fund’s prospectus. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each Fund is governed by its own Board of Trustees or Board of Directors.
The SEC recently approved a rule change which will require the Boards of Trustees/ Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the Fund (not to Pacific Life). In the event the Board of Trustees/Directors of any underlying Funds imposes such fees or limitations, we will pass them on to you.
Fixed Options
You can also choose from two Fixed Options: the Fixed Account and the Fixed LT Account. The Fixed Options provide a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed Options are held in our General Account. For more information about the General Account, see About Pacific Life.
Here are some things you need to know about the Fixed Options:

•	Accumulated Value allocated to the Fixed Options earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3%.

•	We may offer a higher annual interest rate on the Fixed Options. If we do, we’ll guarantee the higher rate until your next Policy Anniversary.

•	There are no investment risks or direct charges. Policy charges still apply.

YOUR INVESTMENT OPTIONS

•	There are limitations on when and how much you can transfer from the Fixed Options. These limitations are described below, in Transferring Among Investment Options. It may take several Policy Years to transfer your Accumulated Value out of either of the Fixed Options.

•	We may place a limit of $1,000,000 on amounts allocated to the Fixed Options in any 12-month period. This includes allocations of Net Premium, transfers, and loan repayments for all Pacific Life policies you own. Any allocations in excess of $1,000,000 will be allocated to your other Investment Options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, ask your registered representative or contact us.

•	If your Policy is a Modified Endowment Contract, you may not allocate to the Fixed LT Account. If you pay a premium that would cause your Policy to be classified as a Modified Endowment Contract, we may refuse to allocate that premium to the Fixed LT Account. If your Policy becomes a Modified Endowment Contract and you have a portion of your Accumulated Value allocated to the Fixed LT Account, you do not have to reallocate it, but you may not make additional allocations to the Fixed LT Account.
Transferring Among Investment Options and Market-timing Restrictions
Transfers
You can transfer among your Investment Options any time during the life of your Policy without triggering any current income tax. If your state requires us to refund your premiums when you exercise your Free Look Right, you can make transfers and use transfer programs only after the Free Look Transfer Date. Your transfer of Accumulated Value on the Free Look Transfer Date does not count as a transfer for purpose of applying the limitations described in this section. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in Pacific Select Performer 500 Basics.
Transfers will normally be effective as of the end of the Business Day we receive your written, telephone or electronic request.
Here are some things you need to know about making transfers:

•	Transfers are limited to 25 for each calendar year.

•	If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the Investment Options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your Policy’s Accumulated Value remaining in the Variable Investment Options into the Money Market Investment Option prior to the start of the next calendar year.

•	You may only make two (2) transfers in any calendar month to or from each of the following Investment Options: American Funds Growth-Income, American Funds Growth, Fidelity VIP Contrafund® Service Class 2, Fidelity VIP Growth Service Class 2, Fidelity VIP Mid Cap Service Class 2 and Fidelity VIP Value Strategies Service Class 2.

•	Additionally, only two (2) transfers in any calendar month may involve any of the following Investment Options: International Value, International Small-Cap, International Large-Cap, Emerging Markets, BlackRock Global Allocation V.I. Fund Class III, International Growth Service Class or Van Eck Worldwide Hard Assets Fund.

•	For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. Transfers into the Loan Account, a transfer of Accumulated Value from the Loan Account into your Investment Options following a loan payment, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, the first year transfer service or an approved asset allocation service are excluded from the limitation. Also, allocations of premium payments are not subject to these limitations.

•	Transfers to or from a Variable Investment Option cannot be made before the seventh calendar day following the last transfer to or from the same Variable Investment Option. If the seventh calendar day is not a Business Day, then a transfer may not occur until the next Business Day. The day of the last transfer is not considered a calendar day for purposes of meeting this requirement. For example, if you make a transfer into the Diversified Research Variable Investment Option on Monday, you may not make any transfers to or from that Variable Investment Option before the following Monday. Transfers to or from the Money Market Variable Investment Option are excluded from this limitation.

•	There is no minimum amount required if you’re making transfers between Variable Investment Options.

•	You can make transfers from the Variable Investment Options to the Fixed Options only in the Policy Month right before each Policy Anniversary.

•	You can make one transfer in any 12-month period from each Fixed Option, except if you’ve signed up for the first year transfer service (see Transfer Services later in this section). Such transfers are limited to:

•	$5,000 or 25% of your Policy’s Accumulated Value in the Fixed Account

•	$5,000 or 10% of your Policy’s Accumulated Value in the Fixed LT Account

However, if the amount you transferred from a Fixed Option in the previous Policy Year was greater than the restrictions above, we currently waive our limitations and permit you to transfer a greater amount from that Fixed Option, not to exceed the amount you transferred from that Fixed Option during the previous Policy Year. We reserve the right to discontinue this waiver at any time.

The restrictions for transfers from the Fixed LT Account are temporarily waived during the first Policy Year. You will be permitted to transfer any amount out of the Fixed LT Account at any time during the first twelve Policy months, subject to the transfer limitations described in this section called Transfers. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your Policy, the waiver on transfer restrictions will remain in effect for your first Policy Year.

We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed Options. Please contact us or your registered representative to find out if a waiver is currently in effect.

•	Currently, there is no charge for making a transfer but we may charge you in the future. The maximum fee we will charge for a transfer is $50.

•	There is no minimum required value for the Investment Option you’re transferring to or from.

•	You cannot make a transfer if your Policy is in the grace period and is in danger of lapsing.

•	We can restrict or suspend transfers.

•	We will send you written notice if we refuse or delay your transfer request.

•	We have the right to impose limits on transfer amounts, the value of the Investment Options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all Policy Owners.
There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of Investment Options, or reorganization of underlying portfolios or other extraordinary circumstances.
Market-timing restrictions
The Policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such Policy Owners, or by a registered representative or other party acting on behalf of one or more Policy Owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your Policy’s performance. Such trading may also cause dilution in the value of the Investment Options held by long-term Policy Owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.
Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all Policy Owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying Funds not

YOUR INVESTMENT OPTIONS

affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such Funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying Fund imposes a redemption fee or trading (transfers) limitations, we will pass them on to you.
We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Policy Owners. Such restrictions could include:

•	not accepting transfer instructions from an agent acting on behalf of more than one Policy Owner, and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Policy Owner at a time.
We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.
Transfer Services
We offer three services that allow you to make automatic transfers of Accumulated Value from one Investment Option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the Variable Investment Options. Under the first year transfer service, you can make transfers from the Fixed Account to the Fixed LT Account and the Variable Investment Options.
You may only participate in one transfer service at any time. We have the right to discontinue, modify or suspend any of these transfer services at any time.
Detailed information regarding each transfer service appears in the SAI.
Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options. It does not allow you to make transfers to or from either of the Fixed Options. We process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you choose. You must have at least $5,000 in a Variable Investment Option to start the service.
Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.
We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the Variable Investment Options will also change. The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations.
Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an Investment Option with relatively higher returns to one with relatively lower returns.
We do not charge for the portfolio rebalancing service and we do not currently charge for transfers made under this service.
First year transfer
Our first year transfer service allows you to make monthly transfers during the first Policy Year from the Fixed Account to the Variable Investment Options or the Fixed LT Account. It does not allow you to transfer among Variable Investment Options. You enroll in the service when you apply for your Policy and include specific details on your application.
This service allows you to average the cost of investments over your first Policy Year. Investing this way does not guarantee profits or prevent losses.
We do not charge for the first year transfer service and we do not currently charge for transfers made under this service.

WITHDRAWALS, SURRENDERS AND LOANS
You can take out all or part of your Policy’s Accumulated Value while your Policy is In Force by making withdrawals or surrendering your Policy. You can take out a loan from us using your Policy as security. You can also use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement.
Making a withdrawal, taking out a loan or surrendering your Policy can change your Policy’s tax status, generate taxable income, or make your Policy more susceptible to lapsing. Be sure to plan carefully before using these Policy benefits.
If you withdraw a larger amount than you’ve paid into your Policy, your withdrawal may be considered taxable income.
For more information on the tax treatment of withdrawals or loans, or in the event you surrender your Policy, see Variable Life Insurance and Your Taxes.
Making Withdrawals
You can withdraw part of your Policy’s Net Cash Surrender Value starting on your Policy’s first anniversary. Here’s how it works:

•	You must send us a Written Request that’s signed by all Owners.

•	Each withdrawal must be at least $200, and the Net Cash Surrender Value of your Policy after the withdrawal must be at least $500.

•	If your Policy has existing Policy Debt, the maximum withdrawal you can take is the Cash Surrender Value just before the withdrawal, less the Policy Debt divided by 90%.

•	We will not accept your request to make a withdrawal if it will cause your Policy to become a Modified Endowment Contract, unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract.

•	We do not charge you for withdrawals.

•	You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	If you do not tell us which Investment Options to take the withdrawal from, we’ll deduct the withdrawal from all of your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The Accumulated Value, Cash Surrender Value and Net Cash Surrender Value of your Policy will be reduced by the amount of each withdrawal.

•	If the Insured dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any Death Benefit Proceeds owing.
How withdrawals affect your policy’s death benefit
Making a withdrawal will affect your Policy’s Death Benefit in the following ways:

•	If your Policy’s Death Benefit does not equal the Guideline Minimum Death Benefit, the Death Benefit will decrease by the amount of your withdrawal.

•	If your Policy’s Death Benefit equals the Guideline Minimum Death Benefit, the Death Benefit may decrease by more than the amount of your withdrawal.
How withdrawals affect your policy’s face amount
If you’ve chosen Death Benefit Option B or Option C, making a withdrawal does not reduce your Policy’s Face Amount.
If you’ve chosen Death Benefit Option A, a withdrawal may reduce your Policy’s Face Amount during each of the first 15 Policy Years, you can make one withdrawal of up to 10% of the total premium payments you’ve made without reducing your Policy’s Face Amount. If you withdraw a larger amount, or make additional withdrawals, the Face Amount will be reduced by the amount, if any, by which the Face Amount exceeds the result of the Death Benefit immediately before the withdrawal minus the amount of the withdrawal.

WITHDRAWALS, SURRENDERS AND LOANS

An example

Policy Year	Premium paid	Total premium paid	Available withdrawal[1]

1	$10,000	$10,000	$1,000
2	$10,000	$20,000	$2,000
3	$20,000	$40,000	$4,000
4	$20,000	$60,000	$6,000
5	$10,000	$70,000	$7,000
6	0	$70,000	$7,000

1	Amount of withdrawal that can be taken without reducing your Policy’s Face Amount if you have Death Benefit Option A.

Taking Out a Loan
You can borrow money from us any time while your Policy is In Force. The minimum amount you can borrow is $200. The maximum amount available to borrow is less than 100% of your Accumulated Value.
Taking out a loan will affect the growth of your Policy’s Accumulated Value, and may affect the Death Benefit.
You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Performer 500 Basics.
When you borrow money from us, we use your Policy’s Accumulated Value as security. You pay interest on the amount you borrow. The Accumulated Value set aside to secure your loan also earns interest. Here’s how it works:

•	To secure the loan, we transfer an amount equal to the amount you’re borrowing from your Accumulated Value in the Investment Options to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option, unless you tell us otherwise.

•	Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 3.75% during the first 10 Policy Years, 3.50% in Policy Years 11 through 20, and 3.25% during Policy Year 21 and thereafter. Interest that has accrued during the Policy Year is due on your Policy Anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your Policy’s Accumulated Value to the Loan Account. We’ll transfer this amount from your Investment Options in proportion to the Accumulated Value you have in each Investment Option.

•	The amount in the Loan Account earns interest daily at an annual rate of at least 3%. On your Policy Anniversary, we transfer the interest that has been credited to the Loan Account proportionately to your Investment Options according to your most recent allocation instructions.
How much you can borrow
You can borrow up to the larger of the following amounts:

•	90% of the Accumulated Value in the Investment Options, or

•	the Accumulated Value in the Investment Options less 12 times the most recent monthly charge.
Paying off your loan
You can pay off all or part of the loan any time while your Policy is In Force. Unless you tell us otherwise, we’ll generally transfer any loan payments you make proportionately to your Investment Options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the Fixed Options, up to the amount originally transferred from the Fixed Options to the Loan Account. We’ll then transfer any excess amount to your Variable Investment Options according to your most recent allocation instructions.
While you have Policy Debt, we’ll treat any money you send us as a loan repayment unless you tell us otherwise in writing.
You can make monthly loan payments using our Electronic Funds Transfer Plan. Here’s how it works:

•	You authorize us to withdraw a specified amount from your checking account, savings account or money market account each month by completing an Electronic Funds Transfer Form. Please contact us or your registered representative for a copy of this form.

•	You can choose any day between the 4th and 28th of the month for us to make the withdrawal.

•	Loan payments made by the Electronic Funds Transfer Plan must be at least $50.
What happens if you do not pay off your loan
If you do not pay off your loan, we’ll deduct the amount in the Loan Account, including any interest you owe, from one of the following:

•	the Death Benefit Proceeds before we pay them to your Beneficiary

•	the Cash Surrender Value if you surrender your Policy

•	the amount we refund if you exercise your Free Look Right.
Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your Policy’s Accumulated Value is held in the Loan Account, it will miss out on the potential earnings available through the Variable Investment Options. The amount of interest you earn on the Loan Account may be less than the amount of interest you would have earned from the Fixed Options. These could lower your Policy’s Accumulated Value, which could reduce the amount of the Death Benefit.
When a loan is outstanding, the amount in the Loan Account is not available to help pay for any Policy charges. If, after deducting your Policy Debt, there is not enough Accumulated Value in your Policy to cover the Policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing.
Your Policy Debt could result in taxable income if you surrender your Policy, if your Policy lapses, or if your Policy is a Modified Endowment Contract. You should talk to your tax advisor before taking out a loan under your Policy. See Taxation of distributions in Variable Life Insurance and Your Taxes.
Ways to Use Your Policy’s Loan and Withdrawal Features
You can use your Policy’s loan and withdrawal features to supplement your income, for example, during retirement. If you’re interested in using your life insurance Policy to supplement your retirement income, please contact us for more information.
Setting up an income stream may not be suitable for all Policy Owners.
Here are some things you should consider when setting up an income stream:

•	the rate of return you expect to earn on your Investment Options

•	how long you would like to receive regular income

•	the amount of Accumulated Value you want to maintain in your Policy.
You can ask your registered representative for Illustrations showing how Policy charges may affect existing Accumulated Value and how future withdrawals and loans may affect the Accumulated Value and Death Benefit. You can also ask for accompanying charts and graphs that compare results from various retirement strategies.
Understanding the risks
Using your Policy to supplement your income does not change your rights or our obligations under the Policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your Policy’s loan and withdrawal features. Use of these features may increase the chance of your Policy lapsing.
You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your Policy each year to set up your income stream.
Automated Income Option
Our automated income option (“AIO”) program allows you to make scheduled withdrawals or loans. Your Policy is eligible after the 7th Policy Anniversary. To begin the program, you must have a minimum Net Cash Surrender Value of $50,000, and your Policy must not qualify as a Modified Endowment Contract.

WITHDRAWALS, SURRENDERS AND LOANS

You request participation in the AIO program and specify your AIO preferences by sending us an AIO Request Form. If you wish to do so, contact your registered representative for an AIO Request Form.
There is no fee to participate in the AIO program. The $25 fee for withdrawals under the AIO program is currently waived.
Withdrawals and loans may reduce Policy values and benefits. They may also increase your risk of lapse. In order to minimize the risk of lapse, you should not take additional loans or withdrawals while you are in the AIO program.
Distributions under the AIO program may result in tax liability. Please consult your tax advisor. For more information, see Variable Life Insurance and Your Taxes.
You may discontinue participation in the AIO program at any time by sending a Written Request to us.
Detailed information appears in the SAI.
Surrendering Your Policy
You can surrender or cash in your Policy at any time while the Insured is alive. Here are some things you need to know about surrendering your Policy:

•	You must send us your Policy and a Written Request.

•	We’ll send you the Policy’s Net Cash Surrender Value. You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General Information About Your Policy.

•	We do not deduct a surrender charge.

GENERAL INFORMATION ABOUT YOUR POLICY
This section tells you some additional things you should know about your Policy.
Income Benefit
If you surrender or make a withdrawal from your Policy, you can use the money to buy an income benefit that provides a monthly income. Your Policy’s Beneficiary can use Death Benefit Proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.
The following is one income benefit available under the Pacific Select Performer 500 Policy:

•	The income benefit is based on the life of the person receiving the income. If the Policy Owner is buying the income benefit, monthly income will be based on the Owner’s life. If the Policy’s Beneficiary buys the income benefit, monthly income will be based on the Beneficiary’s life.

•	We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

•	After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

•	The minimum monthly income benefit calculated must be at least $100.

•	For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your Policy.
Substituting the Insured
Starting on your Policy’s first anniversary, you can apply to substitute the person Insured by your Policy. You must apply in writing and we must receive satisfactory evidence of insurability of the new insured. You can only add Riders on the new insured if we approve the addition of the Riders. We may charge you a fee of up to $100 when you request to substitute the Insured.
The substitution will become effective on the first Monthly Payment Date after we approve your request. We may have to adjust the Face Amount, Accumulated Value, surrender charge and Policy charges to reflect the substitution. If you substitute the person Insured by the policy, we’ll send you a revised schedule of benefits.
We can refuse your request to substitute if, among other reasons:

•	we would be required to end the Policy in order to comply with new Guideline Premium Limits under tax law

•	we would be required to make distributions from your Policy’s Accumulated Value that are greater than the Net Cash Surrender Value.
Paying the Death Benefit in the Case of Suicide
If the Insured, whether sane or insane, commits suicide within two years of the Policy Date, Death Benefit Proceeds will be the total of all premiums you’ve paid, less any Policy Debt and any withdrawals you’ve made.
If you’ve substituted the Insured and the new insured, whether sane or insane, commits suicide within two years of the day the substitution was made, we’ll calculate Death Benefit Proceeds differently. Death Benefit Proceeds will be limited to the Net Cash Surrender Value of your Policy as of the day the substitution was made, less any increase in any Policy Debt, any withdrawals you’ve made, and any dividends we’ve paid in cash, since the day the substitution was made.
Replacement of Life Insurance or Annuities
The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.
A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

•	lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

•	converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

•	amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

•	reissued with any reduction in cash value, or

•	pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

GENERAL INFORMATION ABOUT YOUR POLICY

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

•	You will pay new acquisition costs;

•	You may have to submit to new medical examinations;

•	You may pay increased premiums because of the increased age or changed health of the insured;

•	Claims made in the early policy years may be contested;

•	You may have to pay surrender charges and/or income taxes on your current policy or contract values;

•	Your new policy or contract values may be subject to surrender charges; and

•	If part of a financed purchase, your existing policy or contract values or Death Benefit may be reduced.
You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.
Policy Exchange
If your Policy is issued in Connecticut, Georgia or North Carolina, you may exchange this Policy for a policy with benefits that do not vary with the investment results of a separate account. You must request this in writing within 18 months of your Policy Date and return the original Policy.
The new policy will have the same Owner, Beneficiary and Cash Surrender Value as those of your original Policy on the date of exchange. It will also have the same issue Age, Policy Date, Face Amount, benefits, Riders and underwriting class as the original Policy. However, if your Risk Class under this Policy is select nonsmoker and you exchange to a policy that does not have the select nonsmoker risk classification available, the new policy will be issued as a nonsmoker risk classification. Any Policy Debt will be carried over to the new policy. Evidence of insurability will not be required.
Errors on Your Application
If the Age of the Insured is stated incorrectly on your application, the Death Benefit under your Policy will be the greater of the following:

•	the amount of Death Benefit that would be purchased by the most recent cost of insurance charge for the correct Age or

•	the Guideline Minimum Death Benefit for the correct Age.
Contesting the Validity of Your Policy
We have the right to contest the validity of your Policy for two years from the Policy Date. Once your Policy has been In Force for two years from the Policy Date during the lifetime of the Insured, we generally lose the right to contest its validity.
We also have the right to contest the validity of a Policy that you reinstate for two years from the day that it was reinstated. Once your reinstated Policy has been In Force for two years from the reinstatement date during the lifetime of the Insured, we generally lose the right to contest its validity. During this period, we may contest your Policy only if there is a material misrepresentation on your application for reinstatement.
We also have the right to contest the validity of a Policy if there has been a substitution of Insured. We can contest a Policy’s validity for two years from the day the substitution becomes effective. Once the substitution has been In Force for two years during the lifetime of the new insured, we generally lose the right to contest its validity.
Regardless of the above, we can contest the validity of your Policy for failure to pay premiums at any time. The Policy will terminate upon successful contest with respect to the Insured.
Assigning Your Policy as Collateral
You may assign your Policy as collateral to secure a loan, mortgage, or other kind of debt. An assignment will take place only when we receive and record your signed Collateral Assignment Form. When recorded, the assignment will take effect as of the date the form was signed. Any rights created by the assignment will be subject to any payments made or actions taken by us before we record the change. We will not be responsible for the validity of any assignment. Please contact us for a Collateral Assignment Form if you would like to assign your Policy.
Non-participating
This Policy will not share in any of our surplus earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES
The tax consequences of owning a Policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each Owner or Beneficiary.
The following is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. More detailed information appears in the SAI.
We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies. This may affect the performance and underlying tax assumptions of this Policy, including any Riders. In some cases, these changes could result in a decrease in Policy values or lapse.
We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. This is not a complete discussion of all federal income tax questions that may arise under a Policy. There are special rules that we do not include here that may apply in certain situations. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.
The Policy as Life Insurance
Death benefits from a life insurance policy may be excluded from income under Section 101(a) of the Tax Code.
We believe that the Policy meets the statutory definition of life insurance for federal income tax purposes. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

•	In general, your Policy’s Beneficiary will not be subject to federal income taxes when he or she receives the Death Benefit Proceeds.

•	You will generally not be taxed on your Policy’s Accumulated Value unless you receive a cash distribution by making a withdrawal, surrendering your Policy, or in some instances, taking a loan from your Policy.
Policy Features and Charges
The tax laws defining life insurance do not cover all policy features. Your Policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address:

•	substandard risk policies
•	policies with term insurance on the Insured
•	life insurance policies that continue coverage beyond Age 100, or other advanced ages.
The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.
Diversification rules and ownership of the Separate Account
Your Policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the Separate Account follows certain rules requiring diversification of investments underlying the Policy. Section 817(h) of the Tax Code and related Treasury Regulations describe the diversification rules.
For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. If a contract owner is treated as having control over the underlying assets, the contract owner will be taxed currently on income and gains from the account and in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.
For more information about diversification rules, please refer to the accompanying prospectus of the Pacific Select Fund prospectus. For more information regarding investor control, please refer to the policy SAI.

Policy Exchanges
Policy exchanges fall under Section 1035(a) of the Tax Code.
If you exchange your Policy for another one that insures the same person, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.
Change of Ownership
You may have taxable income if you transfer ownership of your Policy, sell your Policy, or change the ownership of it in any way.
Corporate or Employer Owners
There are special tax issues for corporate Owners:

•	Section 101(j) of the Internal Revenue Code generally provides that Death Benefits paid in connection with certain life insurance policies involving an employer will be taxable income. Employer-involved policies issued or materially modified on or after August 18, 2006 may be subject to income tax liability on the Policy’s Death Benefit unless certain requirements and conditions of Internal Revenue Code Section 101(j) are met.
•	Using your Policy to fund deferred compensation arrangements for employees has special tax consequences.

•	Section 59A of the Tax Code deals with the environmental tax. Corporate ownership of a Policy may affect your liability under the alternative minimum tax and the environmental tax.
Please consult your tax adviser for these and other special rules for employer-involved Policies.
Modified Endowment Contracts
Section 7702A of the Tax Code defines conventional life insurance policies. It also defines a class of life insurance policies known as “Modified Endowment Contracts”. If your Policy is a Modified Endowment Contract, any distributions you receive during the life of the Policy are treated less favorably than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and the surrender of your Policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.
When a Policy becomes a Modified Endowment Contract
A life insurance policy becomes a Modified Endowment Contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

An example
For a policy with seven-pay premiums of $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be:

•	$1,000 in the first year

•	$2,000 through the first two years

•	$3,000 through the first three years, etc.

If there is a material change to your Policy, like a change in the Death Benefit, we may have to retest your Policy and restart the seven-pay premium period to determine whether the change has caused the Policy to become a Modified Endowment Contract.
Taxation of Distributions
Tax treatment of distributions from your Policy’s Accumulated Value may be treated differently, depending upon whether your Policy is a Modified Endowment Contract.

VARIABLE LIFE INSURANCE AND YOUR TAXES

CONVENTIONAL LIFE INSURANCE POLICY	MODIFIED ENDOWMENT CONTRACT

Surrendering your Policy

Proceeds are taxed to the extent of the income[1] in your Policy.	Proceeds are taxed to the extent of the income in your Policy.

Making a withdrawal

If you make a withdrawal after your Policy has been In Force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the Policy.	You will be taxed on the amount of the withdrawal that’s considered income, including all previously non-taxed gains.
Special rules apply if you make a withdrawal within the first 15 Policy Years. You may be taxed on all or a portion of the withdrawal amount, and there is a reduction in Policy benefits.

Taking out a loan

You will not pay tax on the loan amount unless your Policy is surrendered, lapses or matures and you have not repaid your Policy Debt.	You will be taxed on the amount of the loan that’s considered income, including all previously non-taxed gains.

[1]	Income is the difference between the Cash Surrender Value and the cost basis in your Policy. The cost basis in your Policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were taxable.
All Modified Endowment Contracts issued to you in a calendar year by us or our affiliates are treated as a single contract when we calculate whether a distribution amount is subject to tax.
10% penalty tax on Modified Endowment Contracts
If any amount you receive from a Modified Endowment Contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount. A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

•	you’re at least 59 1/2 years old

•	you’re receiving an amount because you’ve become disabled

•	you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your Beneficiaries.
Distributions before a Policy becomes a Modified Endowment Contract
If your Policy fails the seven-pay test and becomes a Modified Endowment Contract, any amount you receive or are deemed to have received during the two years before it became a Modified Endowment Contract may be taxable. The distribution would be treated as having been made in anticipation of the Policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.
Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.
Federal Estate Taxes
The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax. If you are considering the purchase of the Policy to help pay federal estate taxes at death, consult with your tax advisor.

Policy Riders
Accelerated Living Benefits Rider
If you exercise an Accelerated Living Benefit Rider, the amounts received under this Rider should be generally excluded from taxable income under Section 101(g) of the Tax Code.
However, benefits under the Rider will be taxed if they are paid to someone other than the Insured, and the Insured:

•	is a director, officer or employee of the person receiving the benefit, or

•	has a financial interest in a business of the person receiving the benefit.
In some cases, there may be a question as to whether a life insurance policy that has an Accelerated Living Benefit Rider can meet technical aspects of the definition of “life insurance contract” under the Tax Code. We may reserve the right, but are not obligated, to modify the Rider to conform under Tax Code requirements.
Please consult with your tax adviser if you want to exercise your rights under this Rider.

ABOUT PACIFIC LIFE
Pacific Life Insurance Company is a life insurance company domiciled in Nebraska. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2006, we had $192.6 billion of individual life insurance in force and total admitted assets of approximately $86.1 billion.
We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our executive office is at 700 Newport Center Drive, Newport Beach, California 92660.
How Our Accounts Work
We own the assets in our General Account and our Separate Account. We allocate your Net Premiums to these accounts according to the Investment Options you’ve chosen.
General Account
Our General Account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed Options. The rate is reset annually. The Fixed Options are part of our General Account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company. We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our General Account assets.
The Fixed Options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed Options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed Options.
Separate Account
Amounts allocated to the Variable Investment Options are held in our Separate Account. The assets in this account are kept separate from the assets in our General Account and our other separate accounts, and are protected from our general creditors.
The Separate Account is divided into Variable Accounts. Each Variable Account invests in shares of a designated portfolio of the Pacific Select Fund, the BlackRock Variable Series Funds, Inc., the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the Janus Aspen Series, the Lazard Retirement Series, Inc., the Legg Mason Partners Variable Equity Trust, the MFS Variable Insurance Trust, the Premier VIT, the T. Rowe Price Equity Series, Inc., the Van Eck World Insurance Trust or the XTF Advisors Trust. We may add Variable Accounts that invest in other portfolios of these Funds or in other securities.
We’re the legal owner of the assets in the Separate Account, and pay its operating expenses. We do not hold ourselves out to be trustees of the Separate Account assets. The Separate Account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to Policy Owners under the terms of the Policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our General Account. Some of the money in the Separate Account may include charges we collect from the account and any investment results on those charges.
We cannot charge the assets in the Separate Account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.
Similarly, the income, gains or losses, realized or unrealized, of the assets of any Variable Account belong to that Variable Account and are credited to or charged against the assets held in that Variable Account without regard to our other income, gains or losses.
Making changes to the Separate Account
We can add, change or remove any securities that the Separate Account or any Variable Account holds or buys, as long as we comply with the laws that apply.
We can substitute shares of one portfolio with shares of another portfolio or fund if:

•	any portfolio is no longer available for investment; or

•	our management believes that a portfolio is no longer appropriate in view of the purposes of the Policy.

We’ll give you any required notice or receive any required approval from Policy Owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.
We can add new Variable Accounts, which may include additional subaccounts of the Separate Account, to serve as Investment Options under the Policies. These may be managed separate accounts or they may invest in a new portfolio of the Funds, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.
We can add new Variable Accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new accounts available to existing Policy Owners.
We can also eliminate any of our Variable Accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any Variable Account.
If we make any changes to Variable Accounts or substitution of securities, we can make appropriate changes to this Policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.
If we believe it’s in the best interests of people holding voting rights under the Policies and we meet any required regulatory approvals we can do the following:

•	operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

•	register or deregister the Separate Account under securities law

•	combine the Separate Account with one of our other separate accounts or our affiliates’ separate accounts

•	combine one or more Variable Accounts

•	create a committee, board or other group to manage the Separate Account

•	change the classification of any Variable Account.
Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the Policy. If these taxes increase significantly, we may deduct them from the Separate Account.
We may charge the Separate Account for any federal, state and local taxes that apply to the Separate Account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.
Voting Rights
We’re the legal owner of the shares of the Funds that are held by the Variable Accounts. We may vote on any matter at shareholder meetings of the Funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a Variable Investment Option. This is called your voting interest.
Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a Fund, called the record date. Your voting interest equals the Accumulated Value in a Variable Investment Option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.
We’ll send you documents from the Fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the Separate Account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by the Separate Account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions.
We’ll vote shares of any portfolio we hold in our General Account in the same proportion as the total votes for all of our separate accounts, including this Separate Account. We’ll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.
If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the Separate Account.

ABOUT PACIFIC LIFE

When required by state insurance regulatory authorities, we may disregard voting instructions that:

•	would change a portfolio’s investment objective or subclassification

•	would approve or disapprove an investment advisory contract.
We may disregard voting instructions on a change initiated by Policy Owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

•	our disapproval is reasonable

•	we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.
If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to Policy Owners.
Distribution Arrangements
Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other affiliates) that solicit applications for the Policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the Policies.
We offer the Policies for sale through broker-dealers that have entered into selling agreements with PSD. Broker-dealers sell the Policies through their registered representatives who have been appointed by us to sell our products. PSD pays compensation to broker-dealers for the promotion and sale of the Policies. The individual registered representative who sells you a Policy typically will receive a portion of the compensation, under the representative’s own arrangement with his or her broker-dealer.
We may also provide compensation to broker-dealers for providing ongoing service in relation to Policies that have already been purchased.
The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this Policy over other investment options available in the marketplace. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the Policy.
We may agree to reduce or waive some or all of the Policy charges and/or credit additional amounts under our Policies, for a Policy sold to an eligible person. An eligible person meets criteria established by us, and may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, trustees of Pacific Funds, and immediate family members of such persons. We will credit additional amounts to Policies owned by eligible persons if such Policies are purchased directly through PSD. Under such circumstances, eligible persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible persons must contact us directly with servicing questions, Policy changes and other matters relating to their Policies. The amount credited to Policies owned by eligible persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Policies, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an eligible person’s Policy after the Free Look Transfer Date has occurred, or, if premiums are paid using the monthly Electronic Funds Transfer plan, on the first Policy Anniversary.
Portfolio managers of the underlying portfolios available under this Policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.
Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may present.
Service Arrangements
We or our affiliates have entered into services agreements in connection with some of the Funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each Fund held by the separate accounts and purchased by us at the Policy Owner’s instructions. Because Pacific Life or its affiliates receive the fees described below, Pacific Life or its affiliates may be subject to competing interests in making these Funds available as Investment Options under the contracts.

BlackRock Distributors, Inc., principal underwriter of shares of BlackRock Variable Series Funds, pays us, on a quarterly basis, at the annual rate of 0.25% of the average daily net assets of Class III shares of BlackRock Variable Series Funds held by our separate accounts. Fidelity Distributors Corporation (FDC), principal underwriter of shares of Fidelity VIP Funds, pays us at the annual rate of 0.25% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. In addition, FDC pays us, on a quarterly basis, at the annual rate of 0.10% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts where the aggregate dollar value of the shares is equal to or less than $350,000,000 during the quarter, plus the annual rate of 0.15% of the average aggregate net assets in excess of $350,000,000 during the quarter. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), transfer agent for Fidelity VIP Funds, pays us, on a quarterly basis, at the annual rate of 0.05% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. Fees paid to us by FIIOC will not exceed $1,000,000 for any calendar quarter. Janus Capital Management LLC, the investment adviser for Janus Aspen Series, pays us at the annual rate of 0.20% of the average monthly value of the Service Class shares of Janus Aspen Series held by our separate accounts. In addition, Janus Distributors LLC, distributor for Janus Aspen Series, pays us at an annual rate of up to 0.25% of the average aggregate monthly value of the Service Class shares of Janus Aspen Series held in our separate accounts. Lazard Asset Management Securities LLC, principal underwriter for the Lazard Retirement Series, Inc., pays us, on a monthly basis, at the annual rate of 0.35% of the average aggregate daily net value of the first $150,000,000 of shares of the Lazard Retirement Series, Inc. portfolios held in our separate accounts, plus the annual rate of 0.40% of the average aggregate daily net value of shares in excess of $150,000,000 held in our separate accounts. Legg Mason Investor Services, LLC, the distributor for Legg Mason Partners Variable Equity Trust, pays us, on a quarterly basis, at the annual rate of 0.35% of the average daily net value of the first $250,000,000 of shares of each portfolio of the Legg Mason Partners Variable Equity Trust held in our separate accounts, plus the annual rate of 0.40% of the average daily net value of shares of each Legg Mason Partners Variable Equity Trust portfolio in excess of $250,000,000 held in our separate accounts. Massachusetts Financial Services Company, the investment adviser to MFS Variable Insurance Trust, pays us, on a quarterly basis, at the annual rate of 0.25% of the aggregate net assets of the Service Class shares of the MFS Variable Insurance Trust held by our separate accounts. OpCap Advisors LLC, the investment adviser for Premier VIT, pays us a quarterly amount that is equal on an annual basis to 0.25% of the average daily net assets on the first $25,000,000 of shares of the Premier VIT held by our separate accounts, plus 0.35% of the average daily net assets of the Premier VIT in excess of $25,000,000 held by our separate accounts. T. Rowe Price Associates, Inc., the investment adviser for T. Rowe Price Equity Series Inc., pays us each month at the annual rate 0.15% of the average aggregate net assets of Class II shares of T. Rowe Price Equity Series, Inc. held by our separate accounts where the aggregate dollar value of the shares exceeds $25,000,000 at all times during that month, and increases to 0.25% of the average aggregate net assets where the aggregate dollar value of the shares exceeds $250,000,000 at all times during that month. In addition, T. Rowe Price Investment Services, Inc., distributor for T. Rowe Price Equity Series Inc., pays us, on a monthly basis, at the annual rate of 0.25% of the average aggregate net asset value of the T. Rowe Price Equity Series, Inc. Class II shares held by our separate accounts. Van Eck Securities Corporation, distributor for Van Eck Worldwide Insurance Trust, pays us an annual rate of 0.35% of the average daily net assets of Van Eck Worldwide Insurance Trust held by our separate accounts. XTF Advisors L.P., the investment adviser for XTF Advisors Trust, pays us an annual fee at the rate of 0.25% of the value of the shares of the XTF Advisors Trust portfolios where the aggregate dollar value of the shares of the portfolios held by our separate accounts is $100,000,000 or less, 0.30% of the value of the shares of the portfolios where the aggregate dollar value of the shares of the portfolios held by our separate accounts is between $101,000,000 to $300,000,000, and 0.35% of the value of the shares of the portfolios where the aggregate dollar value of the shares of the portfolio held by our separate accounts is in excess of $301,000,000.
PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums up to $1.5 billion, 0.14% of premiums on next $1.5 billion and 0.10% of premiums made in excess, attributable to the Master Funds for certain marketing assistance.
Illustrations
We will provide you with Illustrations based on different sets of assumptions upon your request.

•	Illustrations based on information you give us about the Age of the person to be insured by the Policy, their Risk Class, the Face Amount, the Death Benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Variable Accounts. These will reflect the expenses of the portfolio of the Fund in which the Variable Account invests.

•	Illustrations that use a hypothetical gross rate of return up to 12% are available. Illustrations that use a hypothetical gross rate of return greater than 12% are available only to certain large institutional investors.

ABOUT PACIFIC LIFE

You can request such Illustrations at any time. Illustrations may help you understand how your Policy values would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year. We reserve the right to charge $25 for each additional Illustration.
Lost Policy
If you lose your Policy, you may request a Certificate of Coverage free of charge. If you require a duplicate Policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate Policy, please contact us for a Certificate of Insurance/Duplicate Policy Request Form.
Audits of Premiums/loans
You may request us to run a report of premium payments you’ve made or loan transactions under your Policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.
Risk Class Change
If you have a change in Risk Class, such as a change in smoking status or health, you can request us to review your Risk Class. Changing your Risk Class may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any Riders on your Policy which base charges on Risk Class. We may charge you a fee of $100 at the time you request us to change your Risk Class. If your Policy was issued on or before April 30, 2004, the maximum fee we may charge you is $50 at the time you request us to change your Risk Class.
State Regulation
On September 1, 2005, Pacific Life redomesticated to Nebraska. We’re subject to the laws of the state of Nebraska governing insurance companies and to regulations issued by the Commissioner of Insurance of Nebraska. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.
An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Nebraska and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.
Legal Proceedings and Legal Matters
Pacific Life, the Separate Account, and PSD are not involved in any legal proceedings that would have a material effect on Policy Owners.
Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the Policies, and matters relating to federal securities laws and federal income tax laws have been passed upon by our counsel.
Registration Statement
We’ve filed a registration statement with the SEC for Pacific Select Performer 500, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.
Financial Statements
The statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2006, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented are contained in the SAI.

The consolidated statements of financial condition of Pacific Life Insurance Company as of December 31, 2006 and 2005 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006 are contained in the SAI.

APPENDIX A – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

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APPENDIX B – PORTFOLIO OPTIMIZATION MODELS UNTIL MAY 4, 2007
If you select a portfolio optimization model, until May 4, 2007, your Net Premium payments or Accumulated Value, as applicable, will be allocated to the Investment Options according to the model you select as indicated in the chart below. On May 4, 2007, we will automatically update your model to the portfolio optimization model allocations shown under How Premiums Work: Allocating Your Premiums in this prospectus.

Model A Conservative	Model B Moderate-Conservative	Model C Moderate	Model D Moderate-Aggressive	Model E Aggressive

Investor Profile

You are looking for a relatively stable investment and do not tolerate short- term market swings.	Your focus is on keeping pace with inflation and you can tolerate a moderate level of risk.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.
Shorter Investment Time Horizon < --------------------------------------------------------------------------------- > Longer Investment Time Horizon Investor Objective

Primarily preservation of capital	Moderate growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year.

		Fluctuations in value should be less than those of the overall stock markets.	Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.
Lower Risk < ---------------------------------------------------------------- > Higher Risk Asset Class Target Exposure

	Model A	Model B	Model C	Model D	Model E

Cash	10%	6%	1%	2%	2%

Bonds	67	50	39	18	6

Domestic Stocks	17	32	42	56	61

International Stocks	6	12	18	24	31

Portfolio Optimization Model Target Allocations as of May 5, 2006

	Model A	Model B	Model C	Model D	Model E

International Value	3%	5%	5%	5%	12%

International Small-Cap	—	—	2	3	3

Diversified Research	2	4	4	4	4

American Funds® Growth-Income	—	—	3	5	8

American Funds® Growth	—	2	3	6	8

Short Duration Bond	23	12	8	2	—

Diversified Bond	6	5	3	2	—

Growth LT	—	—	3	3	3

Mid-Cap Value	4	6	8	12	10

Large-Cap Growth	—	5	5	4	4

International Large-Cap	2	6	8	13	13

Equity Index	—	—	2	4	4

Small-Cap Index	—	—	—	2	2

Fasciano Small Equity	—	—	—	2	3

Small-Cap Value	—	2	2	—	—

Main Street® Core	8	7	6	4	2

Emerging Markets	—	—	3	4	4

Managed Bond	17	14	11	3	—

Inflation Managed	16	13	11	6	—

Money Market	8	4	—	—	—

High Yield Bond	5	4	2	—	—

Large-Cap Value	4	5	5	6	6

Comstock	2	4	4	4	4

Mid-Cap Growth	—	2	2	3	3

Real Estate	—	—	—	3	5

VN Small-Cap Value	—	—	—	—	2

	Less Volatile <— — — — — — — — — — — — — — — — — — — — — — — — — — >More Volatile

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PACIFIC SELECT
PERFORMER 500
WHERE TO GO FOR MORE INFORMATION

The Pacific Select Performer 500 variable life insurance policy is underwritten by Pacific Life Insurance Company.

You’ll find more information about the Policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2007. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.
You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.
If you ask us, we’ll provide you with Illustrations of Policy benefits based on different sets of assumptions. Illustrations may help you understand how your Policy’s Death Benefit, Cash Surrender Value and Accumulated Value would vary over time based on different assumptions. You can get one Policy Illustration free of charge per Policy Year by calling or writing to us. We reserve the right to charge $25 for additional Illustrations.

How to Contact Us

Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 6390
Newport Beach, California 92658-6390
1-800-800-7681
5 a.m. through 5 p.m. Pacific time
www.Pacificlife.com
We accept faxes for variable transaction requests (transfers, allocation changes, rebalancing and loans) at:
1-866-398-0467
PREMIUM PAYMENTS
Unless you receive premium notices via listbill, send premiums (other than initial premium) to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

How to Contact the SEC

You can also find reports and other information about the Policy and Separate Account from the SEC. The SEC may charge you a fee for this information.
Public Reference Section of the Commission
100 “F” Street NE
Washington, D.C. 20549
202-551-8090
Internet: www.sec.gov

NASD Public Disclosure Program

The NASD provides investor protection education through its website and printed materials. The NASD regulation website address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure program may be obtained from the NASD. The NASD Public Disclosure hotline number is (800) 289-9999. The NASD does not charge a fee for the Public Disclosure program services.

SEC file number 811-05563
333-102902

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

PACIFIC SELECT PERFORMER 500

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Performer 500 is a variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Policy’s prospectus, dated May 1, 2007, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 6390
Newport Beach, CA 92658-6390

1-800-800-7681

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MORE ON THE OPTIONAL RIDERS

There are two optional Riders that provide extra benefits. Ask your registered representative for additional information about the Riders available with the Policy. Samples of the provisions for the extra optional benefits are available from us upon Written Request.

Accelerated Living Benefits Rider

Gives the Policy Owner access to a portion of the Policy’s Death Benefit if the Insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have Policy Debt, we will reduce the accelerated benefit payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per Insured.

Payment of the accelerated benefit will reduce the Death Benefit of your Policy and any Riders used in calculating the available accelerated benefit. It will also reduce any Policy Debt.

Benefits received under this Rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this Rider.

The Rider will terminate on the earliest of your Written Request, on lapse or termination of the Policy, or when an accelerated benefit is paid under this Rider.

Added Protection Benefit Rider

Provides term insurance on the Insured and is renewable annually until the Policy terminates. The Rider is available to Insureds Age 85 and younger at the time of Rider issue. You may purchase the Rider at Policy issue or any time the Policy is In Force, subject to satisfactory evidence of insurability. The Rider modifies the Death Benefit of the Policy to include the Face Amount of the Rider, so that the Death Benefit equals the greater of the Death Benefit as calculated under 1) the Death Benefit Option you choose on the Policy plus the Face Amount of the Rider, or 2) the Guideline Minimum Death Benefit under the Death Benefit Qualification Test you’ve chosen. The amount of coverage can be level or vary every year and may follow any pattern, subject to underwriting approval, to match your need for insurance. All Policies within a case must be either level or varying. Annual increases are scheduled at issue. You may also request unscheduled increases or decreases in Face Amount of the Rider, subject to certain limitations.

The guaranteed monthly cost of insurance rate will be shown in your Policy Specifications pages. Our current cost of insurance rates are generally lower than the guaranteed rates.

You may request increases or decreases in Face Amount of the Rider. Each increase will be subject to satisfactory evidence of insurability and will have associated cost of insurance charges. Unless you request otherwise, the increase will become effective on the first Monthly Payment Date on or following the date we receive and approve your request. We may deduct an administrative charge not to exceed $100 from your Policy’s Accumulated Value on the effective date of any unscheduled increase. You must send a Written Request if you wish to decrease the Face Amount of this Rider. Decreases will be effective on the first Monthly Payment Date on or following the date the Written Request is received at our Life Insurance Operations Center. Decreases will first be applied against the most recent increase, if any, and then against successively earlier increases, if any, and finally against the original Added Protection Benefit Rider Face Amount.

If you request to decrease your Policy’s Face Amount, and you have an Added Protection Benefit Rider, the benefit under this Rider will always be decreased or eliminated before any decrease is applied to your Policy’s initial Face Amount.

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For the purposes of the withdrawal provisions of the Policy, an Added Protection Benefit Rider is considered part of the Face Amount of the Policy. The benefit under this Rider will always be decreased or eliminated before any decrease is applied to your Policy’s initial Face Amount.

The Rider will terminate on the earliest of your Written Request, or on lapse or termination of this Policy.

PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your Policy’s Death Benefit. These limits apply in the following situations.

Guideline Premium Limit

If you’ve chosen the Guideline Premium Test as your Death Benefit Qualification Test, the total amount you can pay in premiums and still have your Policy qualify as life insurance is your Policy’s Guideline Premium Limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the Guideline Premium Limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your Policy’s Guideline Premium Limit. If we find that you’ve exceeded your Guideline Premium Limit, we may remove all or part of a premium you’ve paid from your Policy as of the day we applied it, and return it to you. We’ll adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments.

Your Policy’s guideline single premium and guideline level annual premiums appear on your Policy Specifications pages. Before you buy a Policy, you can ask us or your registered representative for a personalized Illustration that will show you the guideline single premium and guideline level annual premiums.

Modified Endowment Contract

A life insurance policy will become a Modified Endowment Contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in Section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of Modified Endowment Contracts in Variable Life Insurance and Your Taxes in the prospectus.

Unless you’ve told us in writing that you want your Policy to become a Modified Endowment Contract, we’ll remove all or part of the premium payment from your Policy as of the day we applied it and return it to you. We’ll also adjust the Death Benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your Policy Anniversary, we’ll hold it and apply it to your Policy on the Policy Anniversary.

In both of these situations, if we remove an excess premium from your Policy, we’ll return the premium amount to you no later than 60 days after the end of the Policy Year. We may adjust the amount for interest or for changes in Accumulated Value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your Policy’s Death Benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your Policy qualifies as life insurance, or to prevent it from becoming a Modified Endowment Contract. If we increase your Death Benefit, we’ll adjust cost of insurance or Rider charges retroactively and prospectively to reflect the increase.

Increasing the Net Amount At Risk

An increase in the Net Amount At Risk occurs if the Policy’s Death Benefit is equal to the Guideline Minimum Death Benefit, or would be equal to it once we apply your premium payment. We may choose to

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accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of the Insured.

TRANSFER SERVICES

You may only participate in one transfer service at any time.

Dollar Cost Averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between Variable Investment Options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a Variable Investment Option to start the service.
•	We’ll automatically transfer Accumulated Value from one Variable Investment Option to one or more of the other Variable Investment Options you’ve selected.
•	We’ll process transfers as of the end of the Business Day on your Policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the Free Look Transfer Date in states that require us to return your premiums if you exercise your Free Look Right.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more Accumulated Value in the Investment Option you’re transferring from
•	your Policy enters the grace period and is in danger of lapsing
•	we receive your Written Request to cancel the service
•	we discontinue the service.

Portfolio Rebalancing

The portfolio rebalancing service automatically transfers your Policy’s Accumulated Value among the Variable Investment Options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your Policy is In Force.
•	You enroll in the service by sending us a Written Request or a completed automatic rebalancing form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	Your first rebalancing will take place on the Monthly Payment Date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your Policy Date.
•	If you cancel this service, you must wait 30 days to begin it again.
•	We do not charge for the portfolio rebalancing service, and we do not currently charge for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

First Year Transfer

Our first year transfer service allows you to make monthly transfers during the first Policy Year from the Fixed Account to the Variable Investment Options or the Fixed LT Account. Here’s how the service works:

•	You enroll in the service when you apply for your Policy and include specific details on your application.

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•	You choose a regular amount to be transferred every month for 12 months.
•	We make the first transfer on the day we allocate your first premium to the Investment Options you’ve chosen. Each transfer will be made on the same day every month.
•	If you sign up for this service, we’ll waive the usual transfer limit for the Fixed Account during the first Policy Year.
•	If we make the last transfer during the second Policy Year, we will not count it toward the usual one transfer per year limit for the Fixed Account.
•	If the Accumulated Value in the Fixed Account is less than the amount to be transferred, we’ll transfer the balance and then cancel the service.
•	If there is Accumulated Value remaining in the Fixed Account at the end of the program, our usual rules for the Fixed Account will apply.
•	We do not charge for the first year transfer service, and we do not currently charge for transfers made under this service.

MORE ON POLICY CHARGES

Underwriting Methods

We normally use the medical or paramedical method to assign underwriting or insurance Risk Classes, which may require a medical examination. We offer two additional forms of underwriting for executive and employee groups that meet specified multi-life guidelines.

Guaranteed issue may be available where an employer-employee relationship exists and where at least 10 lives will be insured. To be eligible, prospective Insureds must be employed in an occupation or industry we consider an acceptable risk, must be full time employees or executives, and must be actively at work on a continuous basis during the 3-month period preceding application for insurance. Maximum Age for an Insured at Policy issue is usually 65, but may be increased to Age 70 if representing less than 5% of the group of Insureds. Cost of insurance rates distinguish between executive only groups and all-employee groups, instead of on individual underwriting information.

Simplified issue may be offered where the group does not qualify for guaranteed issue. Simplified issue is a process of limited underwriting using a short form application that includes health and avocation questions to be completed by each prospective Insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination. Simplified issue is available to executives only, under similar criteria as guaranteed issue, except for lower participation levels and generally higher death benefits permitted per life. Cost of insurance rates are based on both individual underwriting information and executive class experience.

The current cost of insurance rates are generally higher for Policies issued under the guaranteed issue or simplified issue underwriting methods than for Policies issued under the fully underwritten medical or paramedical underwriting method. Guaranteed cost of insurance charges are not affected.

The guaranteed rates include the insurance risks associated with insuring one person. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the Age, gender and Risk Class of the Insured unless unisex rates are required.

Ask your registered representative for more detailed information regarding the minimum Face Amount and other requirements for these underwriting methods.

Increases in Face Amount

Net Premiums you pay are allocated to the Accumulated Value in your base Policy and any charges, withdrawals and distributions are subtracted from that Accumulated Value. If you elect Death Benefit Option C, your Death Benefit on the base Policy is your base Policy’s Face Amount plus any premium payments you make and less any withdrawals and distributions.

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If you add to your base Policy an Added Protection Benefit Rider, and/or increase the Face Amount of such a Rider, we do not change the above allocations. To determine the cost of insurance (“COI”) charge on each of these coverage components, we divide the Death Benefit for each coverage component that would have been payable at the beginning of the Policy month by 1.002466 to calculate the discounted Net Amount At Risk for each coverage component. For the base Policy, we subtract the Accumulated Value in the base Policy at the beginning of the month before the monthly charge is due to determine the discounted Net Amount At Risk for that coverage component. For each other coverage component we subtract from its discounted Death Benefit the greater of zero or the result of the Accumulated Value minus the Face Amount of each coverage component for which the COI charge has been already calculated. Each component’s Net Amount At Risk is calculated in the order in which it was added to the Policy, starting with the oldest component. The discounted Net Amount At Risk for each coverage component is multiplied by the current COI rate for that coverage component.

MORE ON VARIABLE LIFE INSURANCE AND YOUR TAXES

This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the Tax Code) and does not cover any state or local tax laws. This is not a complete discussion of all federal income tax questions that may arise under the Policy. There are special rules that we do not include here that may apply in certain situations.

We do not make any guarantees about the tax status of your Policy, and you should not consider the discussion that follows to be tax advice. Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.

We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion and in the Policy prospectus section Variable Life Insurance and Your Taxes or tax consequences that relate directly or indirectly to life insurance policies.

Mortality and Expense Charges

The Tax Code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the Policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your Policy qualifies as a life insurance contract.

Investor Control

For a variable life insurance policy to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

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The application of the investor control doctrine is subject to some uncertainty. Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Contract or the relationship between the Contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Policy might not qualify as a life insurance policy for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Comparison to Taxable Investments

With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.

MORE ON PACIFIC LIFE AND THE POLICIES

How We’re Organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life redomesticated to Nebraska on September 1, 2005. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

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Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution Arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the Policies and offers the Policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Policies. The aggregate amount of underwriting commissions paid to PSD with regard to this Policy in 2006, 2005 and 2004 was $349,461.27, $559,653.75 and $843,339.89, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the Policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the Policies. Commissions are based on “target” premiums we determine. The commissions we pay vary with the agreement, and in some cases commissions on premiums paid up to the first target premium may be up to 36.75%, but the most common schedule of commissions we pay is:

•	30% of the first target premium paid in the first year
•	7% of any first year premium paid in excess of first target premium
•	7% of the premiums paid in years 2-10
•	3% of premiums paid thereafter

The target premiums will usually be less than, but generally do not exceed 115% of, the seven-pay premium for your Policy. You’ll find your Policy’s seven-pay premiums in your Policy Specifications pages.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the Policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.10% of a Policy’s Accumulated Value less any Policy Debt. We calculate the renewal amount monthly and it becomes payable on each Policy Anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of application for the Policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments usually ranges from 0% to 16% of premiums paid up to the first target premium, but generally does not exceed 14% of commissions on premiums paid thereafter. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the Policies.

As of December 31, 2006, the following firms have arrangements in effect with PSD pursuant to which the firm is entitled to receive a revenue sharing payment: American International Group, AIM Systems Inc., Advantage Capital Corporation, American General Securities Inc., Axa Advisors LLC, Associated Securities,

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Benefit Funding Services, Best Practices of America, Commonwealth Financial Network, CMS National Services LLC DBA Succession DBA Succession Capital Alliance Insurance Services LLC, Duerr Financial Corporation, First Choice, First Heartland Securities, First Financial Planners Securities, Financial Network Investment Corp., Financial Service Corp., Geneos Wealth Management, Greenbook Insurance, Linsco Private Ledger, Metropolitan Life, M Financial Holdings Inc., Multi Financial, Mutual Service Corp., Mutual Service Corp. of Texas, National Planning Corp., FFR Insurance Services Inc. DBA Benefit Funding Services LLC, National Financial Partners & National Financial Partners Insurance Services Inc., Ogilvie Securities, Quantum Alliance Financial Corp., Raymond James & Assoc., Raymond James Financial Services, Inc., Royal Alliance, Securities America, Sentra Securities, Sunamerica Securities, United Planners, Walnut Street Securities, Waterstone Financial Group, Inc., and World Group Securities.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this Policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the Policy.

We directly or indirectly own interests in a number of broker-dealers that offer this Policy among others. Such affiliated broker dealers, other than PSD, include Associated Securities Corp., Contemporary Financial Solutions, Inc., Mutual Service Corporation, United Planners’ Financial Services of America, M.L. Stern & Co., LLC, Sorrento Pacific Financial, LLC and Waterstone Financial Group. These affiliated broker-dealers and their registered representatives are compensated as described above with premium-based and trail commissions. We receive “preferred” status at the affiliated broker-dealers along with other product vendors that provide similar support. PSD or its affiliates may also pay other amounts as described above to the affiliated broker-dealers or persons associated with the affiliated broker-dealers. Finally, within certain limits imposed by the NASD, registered representatives who are associated with broker/dealer firms affiliated with us may qualify for sales incentive programs sponsored by us.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this Policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the Fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The Separate Account

The Separate Account was established on May 12, 1988 under California law under the authority of our Board of Directors, and is now governed by the laws of the State of Nebraska as a result of Pacific Life’s redomestication to Nebraska on September 1, 2005. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the Separate Account.

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The Separate Account is not the only investor in the Funds. Investments in the Funds by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Funds.

Performance

Performance information may appear in advertisements, sales literature, or reports to Policy Owners or prospective buyers.

Information about performance of any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy. The calculations are based on allocating the hypothetical Policy’s Accumulated Value to the Variable Account during a particular time period.

Performance information is no guarantee of how a portfolio or Variable Account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Variable Account invests, and the market conditions during the period of time that’s shown.

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in Accumulated Value due to the performance of one or more Variable Accounts, or as a change in a Policy Owner’s Death Benefit.

We may show performance as a change in Accumulated Value over time or in terms of the average annual compounded rate of return on Accumulated Value. This would be based on allocating premium payments for a hypothetical Policy to a particular Variable Account over certain periods of time, including one year, or from the day the Variable Account started operating. If a portfolio has existed for longer than its corresponding Variable Account, we may also show the hypothetical returns that the Variable Account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all Policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different Death Benefit Options will result in different expenses for the cost of insurance, and the varying expenses will result in different Accumulated Values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical Policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the Policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of Policy charges. If Policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to Policy Owners, we may compare performance information for a Variable Account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a Policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

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Yields

The yield or total return of any Variable Account or portfolio does not reflect the deduction of Policy charges.

Money Market Variable Account

The “yield” (also called “current yield”) of the Money Market Variable Account is computed in accordance with a standard method prescribed by the SEC. The net change in the Variable Account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Variable Account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1) (To the power of 365/7] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

Other Variable Accounts

“Yield” of the other Variable Accounts is computed in accordance with a different standard method prescribed by the SEC. For each Variable Account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the Variable Account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The Variable Accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the Fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the Variable Account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Variable Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been

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reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)(To the power of 365/7)] - 1.

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period.

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2006, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented.

These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2006 and 2005 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006, which are included in this SAI so you can assess our ability to meet our obligations under the Policies.

Experts

The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2006 and 2005 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006 as well as the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2006, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented as included in this SAI have been audited by Deloitte & Touche LLP, 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626, independent auditors and independent registered public accounting firm, respectively, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life Insurance Company:
     We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account (the “Separate Account”) comprised of International Value, International Small-Cap, Equity Index, Small-Cap Index, Diversified Research, Equity, American Funds® Growth-Income, American Funds Growth, Large-Cap Value, Technology, Short Duration Bond, Concentrated Growth, Diversified Bond, Growth LT, Focused 30, Health Sciences, Mid-Cap Value, Large-Cap Growth (formerly Blue Chip), Capital Opportunities, International Large-Cap, Fasciano Small Equity, Small-Cap Value, Multi-Strategy, Main Street® Core, Emerging Markets, Managed Bond, Inflation Managed, Money Market, High Yield Bond, Comstock, Mid-Cap Growth, Real Estate, VN Small-Cap Value, Variable Account I, Variable Account II, Variable Account III, Variable Account V, Fidelity® VIP Contrafund® Portfolio Service Class 2, Fidelity VIP Growth Portfolio Service Class 2, Fidelity VIP Mid Cap Portfolio Service Class 2, Fidelity VIP Value Strategies Portfolio Service Class 2, BlackRock Basic Value V.I. Fund Class III (formerly Mercury Basic Value V.I. Fund Class III), BlackRock Global Allocation V.I. Fund Class III (formerly Mercury Global Allocation V.I. Fund Class III), T. Rowe Price Blue Chip Growth Portfolio – II, T. Rowe Price Equity Income Portfolio – II, and Van Eck Worldwide Hard Assets Fund Variable Accounts (collectively, the “Variable Accounts”) as of December 31, 2006, the related statements of operations for the periods presented, the statements of changes in net assets for each of the periods presented, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2006, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Costa Mesa, California
February 27, 2007

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
(In thousands, except accumulation unit values)

	Variable Accounts
	International	International	Equity	Small-Cap	Diversified		American Funds®
	Value	Small-Cap	Index	Index	Research	Equity	Growth-Income

ASSETS
Investments:
International Value Portfolio	$282,689
International Small-Cap Portfolio		$12,875
Equity Index Portfolio			$550,028
Small-Cap Index Portfolio				$303,895
Diversified Research Portfolio					$76,886
Equity Portfolio						$45,007
American Funds Growth-Income Portfolio							$56,227
Receivables:
Due from Pacific Life Insurance Company	177	10	400	149	96	19	38

Total Assets	282,866	12,885	550,428	304,044	76,982	45,026	56,265

LIABILITIES
Payables:
Fund shares purchased	177	10	400	149	96	19	38
Other	—	—	—	—	—	—	2

Total Liabilities	177	10	400	149	96	19	40

NET ASSETS	$282,689	$12,875	$550,028	$303,895	$76,886	$45,007	$56,225

Units Outstanding	8,634	1,249	10,174	15,783	5,271	3,338	4,458

Accumulation Unit Value	$32.74	$10.31	$54.06	$19.25	$14.59	$13.48	$12.61

Cost of Investments	$181,992	$12,367	$480,687	$276,596	$65,962	$37,938	$52,069

	American Funds	Large-Cap		Short Duration	Concentrated	Diversified	Growth
	Growth	Value	Technology	Bond	Growth	Bond	LT

ASSETS
Investments:
American Funds Growth Portfolio	$58,796
Large-Cap Value Portfolio		$156,441
Technology Portfolio			$17,543
Short Duration Bond Portfolio				$44,852
Concentrated Growth Portfolio					$7,135
Diversified Bond Portfolio						$10,488
Growth LT Portfolio							$301,351
Receivables:
Due from Pacific Life Insurance Company	58	243	3	—	3	18	167
Fund shares redeemed	—	—	—	3	—	—	—

Total Assets	58,854	156,684	17,546	44,855	7,138	10,506	301,518

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	3	—	—	—
Fund shares purchased	58	243	3	—	3	18	167

Total Liabilities	58	243	3	3	3	18	167

NET ASSETS	$58,796	$156,441	$17,543	$44,852	$7,135	$10,488	$301,351

Units Outstanding	4,463	9,331	2,674	4,145	1,427	997	6,932

Accumulation Unit Value	$13.17	$16.77	$6.56	$10.82	$5.00	$10.52	$43.47

Cost of Investments	$53,911	$139,505	$15,150	$45,296	$6,067	$10,394	$255,674

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2006
(In thousands, except accumulation unit values)

	Variable Accounts
	Focused	Health	Mid-Cap	Large-Cap	Capital	International	Fasciano
	30	Sciences	Value	Growth (1)	Opportunities	Large-Cap	Small Equity

ASSETS
Investments:
Focused 30 Portfolio	$28,512
Health Sciences Portfolio		$19,032
Mid-Cap Value Portfolio			$203,351
Large-Cap Growth Portfolio (1)				$60,078
Capital Opportunities Portfolio					$11,562
International Large-Cap Portfolio						$184,534
Fasciano Small Equity Portfolio							$40,560
Receivables:
Due from Pacific Life Insurance Company	50	—	182	67	9	117	26
Fund shares redeemed	—	132	—	—	—	—	—

Total Assets	28,562	19,164	203,533	60,145	11,571	184,651	40,586

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	132	—	—	—	—	—
Fund shares purchased	50	—	182	67	9	117	26

Total Liabilities	50	132	182	67	9	117	26

NET ASSETS	$28,512	$19,032	$203,351	$60,078	$11,562	$184,534	$40,560

Units Outstanding	2,287	1,451	8,036	8,055	1,229	15,768	2,987

Accumulation Unit Value	$12.46	$13.12	$25.31	$7.46	$9.41	$11.70	$13.58

Cost of Investments	$22,517	$18,663	$190,325	$59,038	$9,881	$135,735	$32,200

	Small-Cap	Multi-	Main Street®	Emerging	Managed	Inflation	Money
	Value	Strategy	Core	Markets	Bond	Managed	Market

ASSETS
Investments:
Small-Cap Value Portfolio	$64,351
Multi-Strategy Portfolio		$105,604
Main Street Core Portfolio			$158,191
Emerging Markets Portfolio				$126,439
Managed Bond Portfolio					$351,828
Inflation Manged Portfolio						$155,647
Money Market Portfolio							$188,308
Receivables:
Due from Pacific Life Insurance Company	120	79	126	87	322	264	1,216

Total Assets	64,471	105,683	158,317	126,526	352,150	155,911	189,524

LIABILITIES
Payables:
Fund shares purchased	120	79	126	87	322	264	1,216

Total Liabilities	120	79	126	87	322	264	1,216

NET ASSETS	$64,351	$105,604	$158,191	$126,439	$351,828	$155,647	$188,308

Units Outstanding	2,994	2,113	2,988	5,129	9,025	4,088	8,657

Accumulation Unit Value	$21.49	$49.97	$52.94	$24.65	$38.98	$38.07	$21.75

Cost of Investments	$66,462	$89,708	$122,530	$86,585	$359,067	$171,868	$188,700

(1)	Formerly named Blue Chip Variable Account and Blue Chip Portfolio.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2006
(In thousands, except accumulation unit values)

	Variable Accounts
	High Yield		Mid-Cap	Real	VN Small-Cap
	Bond	Comstock	Growth	Estate	Value	I	II

ASSETS
Investments:
High Yield Bond Portfolio	$74,879
Comstock Portfolio		$60,670
Mid-Cap Growth Portfolio			$51,728
Real Estate Portfolio				$123,771
VN Small-Cap Value Portfolio					$5,695
Brandes International Equity Fund						$108,645
Turner Core Growth Fund							$36,047
Receivables:
Due from Pacific Life Insurance Company	67	67	46	216	—	79	27
Fund shares redeemed	—	—	—	—	7	—	—

Total Assets	74,946	60,737	51,774	123,987	5,702	108,724	36,074

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	7	—	—
Fund shares purchased	67	67	46	216	—	79	27

Total Liabilities	67	67	46	216	7	79	27

NET ASSETS	$74,879	$60,670	$51,728	$123,771	$5,695	$108,645	$36,047

Units Outstanding	1,921	4,731	6,053	2,826	416	3,113	1,587

Accumulation Unit Value	$38.97	$12.83	$8.55	$43.79	$13.71	$34.90	$22.72

Cost of Investments	$74,716	$58,253	$48,201	$89,879	$5,630	$87,270	$31,027

			Fidelity® VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	BlackRock
			Contrafund®	Growth	Mid Cap	Value Strategies	Basic Value
			Portfolio	Portfolio	Portfolio	Portfolio	V.I. Fund
	III	V	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Class III (1)

ASSETS
Investments:
Frontier Capital Appreciation Fund	$45,625
Business Opportunity Value Fund		$24,897
Fidelity VIP Contrafund® Portfolio Service Class 2			$31,330
Fidelity VIP Growth Portfolio Service Class 2				$658
Fidelity VIP Mid Cap Portfolio Service Class 2					$17,703
Fidelity VIP Value Strategies Portfolio Service Class 2						$9,732
BlackRock Basic Value V.I. Fund Class III (1)							$2,918
Receivables:
Due from Pacific Life Insurance Company	34	20	26	1	30	—	8

Total Assets	45,659	24,917	31,356	659	17,733	9,732	2,926

LIABILITIES
Payables:
Fund shares purchased	34	20	26	1	30	—	8

Total Liabilities	34	20	26	1	30	—	8

NET ASSETS	$45,625	$24,897	$31,330	$658	$17,703	$9,732	$2,918

Units Outstanding	1,340	1,549	2,446	58	1,358	796	235

Accumulation Unit Value	$34.04	$16.07	$12.81	$11.36	$13.04	$12.23	$12.44

Cost of Investments	$43,296	$24,106	$31,389	$634	$17,169	$9,541	$2,967

(1)	Formerly named Mercury Basic Value V.I. Fund Class III Variable Account and Mercury Basic Value V.I. Fund Class III.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2006
(In thousands, except accumulation unit values)

	Variable Accounts
	BlackRock			Van Eck
	Global Allocation	T. Rowe Price	T. Rowe Price	Worldwide
	V.I. Fund	Blue Chip Growth	Equity Income	Hard Assets
	Class III (1)	Portfolio - II	Portfolio - II	Fund

ASSETS
Investments:
BlackRock Global Allocation V.I. Fund Class III (1)	$4,447
T. Rowe Price Blue Chip Growth Portfolio — II		$2,341
T. Rowe Price Equity Income Portfolio — II			$28,740
Van Eck Worldwide Hard Assets Fund				$38,962
Receivables:
Due from Pacific Life Insurance Company	2	—	30	55
Fund shares redeemed	—	10	—	—

Total Assets	4,449	2,351	28,770	39,017

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	10	—	—
Fund shares purchased	2	—	30	55

Total Liabilities	2	10	30	55

NET ASSETS	$4,447	$2,341	$28,740	$38,962

Units Outstanding	350	200	2,348	2,182

Accumulation Unit Value	$12.72	$11.73	$12.24	$17.86

Cost of Investments	$4,313	$2,177	$27,300	$34,907

(1)	Formerly named Mercury Global Allocation V.I. Fund Class III Variable Account and Mercury Global Allocation V.I. Fund Class III.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(in thousands)

	Variable Accounts
	International	International	Equity	Small-Cap	Diversified		American Funds
	Value	Small-Cap (1)	Index	Index	Research	Equity	Growth-Income

INVESTMENT INCOME
Dividends	$4,095	$15	$9,078	$4,445	$487	$166	$645

Net Investment Income	4,095	15	9,078	4,445	487	166	645

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	8,279	(32)	(10,580)	12,628	2,140	2,805	448
Capital gain distributions	—	—	15,570	44,822	1,644	—	1,221

Realized Gain (Loss)	8,279	(32)	4,990	57,450	3,784	2,805	1,669

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	44,857	508	60,901	(15,239)	3,748	881	3,306

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,231	$491	$74,969	$46,656	$8,019	$3,852	$5,620

	American Funds	Large-Cap		Short Duration	Concentrated	Diversified	Growth
	Growth	Value	Technology	Bond	Growth	Bond (1)	LT

INVESTMENT INCOME
Dividends	$255	$1,808	$—	$1,749	$—	$279	$1,781

Net Investment Income	255	1,808	—	1,749	—	279	1,781

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	817	5,849	810	(197)	253	10	(23,159)
Capital gain distributions	499	14,896	—	—	—	64	—

Realized Gain (Loss)	1,316	20,745	810	(197)	253	74	(23,159)

CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	2,108	552	133	231	360	94	49,348

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,679	$23,105	$943	$1,783	$613	$447	$27,970

	Focused	Health	Mid-Cap	Large-Cap	Capital	International	Fasciano
	30	Sciences	Value	Growth (2)	Opportunities	Large-Cap	Small Equity

INVESTMENT INCOME
Dividends	$16	$—	$1,270	$116	$60	$4,517	$107

Net Investment Income	16	—	1,270	116	60	4,517	107

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain from security transactions	1,669	969	9,839	175	243	6,442	3,292
Capital gain distributions	—	2,394	28,456	—	7	4,434	—

Realized Gain	1,669	3,363	38,295	175	250	10,876	3,292

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,980	(1,988)	(12,980)	(2,370)	1,045	22,300	(1,024)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,665	$1,375	$26,585	($2,079)	$1,355	$37,693	$2,375

(1)	Operations commenced during 2006 (See Note 1 to Financial Statements).

(2)	Formerly named Blue Chip Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2006
(in thousands)

	Variable Accounts
	Small-Cap	Multi-	Main Street	Emerging	Managed	Inflation	Money
	Value	Strategy	Core	Markets	Bond	Managed	Market

INVESTMENT INCOME
Dividends	$1,391	$2,653	$1,881	$858	$13,487	$6,210	$9,421

Net Investment Income	1,391	2,653	1,881	858	13,487	6,210	9,421

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	913	1,754	(2,144)	13,135	(65)	(1,205)	93
Capital gain distributions	14,251	2,294	—	17,327	—	4,935	—

Realized Gain (Loss)	15,164	4,048	(2,144)	30,462	(65)	3,730	93

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(6,749)	4,844	22,031	(6,475)	2,349	(9,127)	(159)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,806	$11,545	$21,768	$24,845	$15,771	$813	$9,355

	High Yield		Mid-Cap	Real	VN Small-Cap
	Bond	Comstock	Growth	Estate	Value	I	II

INVESTMENT INCOME
Dividends	$5,249	$846	$109	$3,267	$38	$1,349	$210

Net Investment Income	5,249	846	109	3,267	38	1,349	210

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	(50)	416	4,230	6,257	132	3,929	2,277
Capital gain distributions	—	4,672	814	19,272	453	8,138	1,378

Realized Gain (Loss)	(50)	5,088	5,044	25,529	585	12,067	3,655

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,308	1,620	(3,167)	5,506	20	8,248	(1,035)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,507	$7,554	$1,986	$34,302	$643	$21,664	$2,830

			Fidelity VIP	Fidelity VIP	Fidelity VIP	Fidelity VIP	BlackRock
			Contrafund®	Growth	Mid Cap	Value Strategies	Basic Value
			Portfolio	Portfolio	Portfolio	Portfolio	V.I. Fund
	III	V	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Class III (1)

INVESTMENT INCOME
Dividends	$—	$118	$285	$1	$33	$1	$40

Net Investment Income	—	118	285	1	33	1	40

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) from security transactions	3,796	394	920	8	(1,001)	(26)	4
Capital gain distributions	4,132	1,826	2,471	—	2,155	65	277

Realized Gain	7,928	2,220	3,391	8	1,154	39	281

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(1,509)	556	(1,038)	18	(8)	183	(43)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,419	$2,894	$2,638	$27	$1,179	$223	$278

(1)	BlackRock Basic Value V.I. Fund Class III Variable Account was formerly named Mercury Basic Value V.I. Fund Class III Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2006
(in thousands)

	Variable Accounts
	BlackRock			Van Eck
	Global Allocation	T. Rowe Price	T. Rowe Price	Worldwide
	V.I. Fund	Blue Chip Growth	Equity Income	Hard Assets
	Class III (1)	Portfolio - II	Portfolio - II	Fund

INVESTMENT INCOME
Dividends	$120	$5	$258	$10

Net Investment Income	120	5	258	10

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain from security transactions	160	26	1,032	2,541
Capital gain distributions	181	—	687	848

Realized Gain	341	26	1,719	3,389

CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS	33	136	1,594	1,814

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$494	$167	$3,571	$5,213

(1)	BlackRock Global Allocation V.I. Fund Class III Variable Account was formerly named Mercury Global Allocation V.I. Fund Class III Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
(in thousands)

	Variable Accounts
	International Value		International Small-Cap	Equity Index
	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006 (1)	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,095	$4,137	$15	$9,078	$7,151
Realized gain (loss)	8,279	10,939	(32)	4,990	(9,682)
Change in unrealized appreciation on investments	44,857	4,189	508	60,901	25,185

Net Increase in Net Assets Resulting from Operations	57,231	19,265	491	74,969	22,654

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	21,918	24,292	1,057	50,880	55,750
Transfers between variable and fixed accounts, net	9,957	(7,144)	12,204	(19,864)	(12,565)
Transfers—policy charges and deductions	(14,931)	(14,126)	(510)	(32,690)	(33,716)
Transfers—surrenders	(11,886)	(10,422)	(294)	(23,618)	(23,417)
Transfers—other	(2,380)	(1,376)	(73)	(2,467)	(2,807)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,678	(8,776)	12,384	(27,759)	(16,755)

NET INCREASE IN NET ASSETS	59,909	10,489	12,875	47,210	5,899

NET ASSETS
Beginning of Year or Period	222,780	212,291	—	502,818	496,919

End of Year or Period	$282,689	$222,780	$12,875	$550,028	$502,818

	Small-Cap Index		Diversified Research		Equity
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,445	$1,339	$487	$284	$166	$123
Realized gain (loss)	57,450	8,672	3,784	2,584	2,805	(3,012)
Change in unrealized appreciation (depreciation) on investments	(15,239)	(132)	3,748	501	881	5,920

Net Increase in Net Assets Resulting from Operations	46,656	9,879	8,019	3,369	3,852	3,031

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	30,076	26,596	12,006	8,605	4,258	6,331
Transfers between variable and fixed accounts, net	(21,811)	(23,024)	(1,662)	4,487	(7,408)	(1,982)
Transfers—policy charges and deductions	(16,853)	(17,715)	(4,707)	(4,216)	(3,336)	(3,708)
Transfers—surrenders	(14,778)	(16,199)	(2,764)	(2,621)	(1,729)	(2,735)
Transfers—other	(1,154)	581	(561)	(495)	(407)	(138)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(24,520)	(29,761)	2,312	5,760	(8,622)	(2,232)

NET INCREASE (DECREASE) IN NET ASSETS	22,136	(19,882)	10,331	9,129	(4,770)	799

NET ASSETS
Beginning of Year	281,759	301,641	66,555	57,426	49,777	48,978

End of Year	$303,895	$281,759	$76,886	$66,555	$45,007	$49,777

(1)	Operations commenced during 2006 (See Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(in thousands)

	Variable Accounts
	American Funds Growth-Income		American Funds Growth		Large-Cap Value
	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005 (1)	2006	2005 (1)	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$ 645	$ 182	$ 255	$ 99	$ 1,808	$ 1,745
Realized gain	1,669	91	1,316	176	20,745	10,562
Change in unrealized appreciation (depreciation) on investments	3,306	853	2,108	2,778	552	(5,761)

Net Increase in Net Assets Resulting from Operations	5,620	1,126	3,679	3,053	23,105	6,546

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	5,692	1,874	5,830	2,404	17,019	19,733
Transfers between variable and fixed accounts, net	31,455	16,798	28,123	22,746	(2,748)	(16,878)
Transfers—policy charges and deductions	(3,183)	(834)	(2,956)	(1,109)	(10,934)	(10,996)
Transfers—surrenders	(1,459)	(364)	(1,840)	(472)	(5,972)	(5,150)
Transfers—other	(382)	(118)	(573)	(89)	(1,037)	(677)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	32,123	17,356	28,584	23,480	(3,672)	(13,968)

NET INCREASE (DECREASE) IN NET ASSETS	37,743	18,482	32,263	26,533	19,433	(7,422)

NET ASSETS
Beginning of Year or Period	18,482	—	26,533	—	137,008	144,430

End of Year or Period	$56,225	$18,482	$58,796	$26,533	$156,441	$137,008

	Technology		Short Duration Bond		Concentrated Growth (2)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$-	$-	$ 1,749	$ 1,153	$-	$-
Realized gain (loss)	810	186	(197)	(312)	253	195
Change in unrealized appreciation (depreciation) on investments	133	1,840	231	(226)	360	(78)

Net Increase in Net Assets Resulting from Operations	943	2,026	1,783	615	613	117

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	1,863	1,449	5,808	6,093	820	828
Transfers between variable and fixed accounts, net	4,894	541	2,644	4,812	426	(216)
Transfers—policy charges and deductions	(1,190)	(936)	(3,049)	(2,784)	(550)	(562)
Transfers—surrenders	(976)	(686)	(1,541)	(1,812)	(171)	(184)
Transfers—other	(156)	93	(434)	(216)	(50)	(50)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	4,435	461	3,428	6,093	475	(184)

NET INCREASE (DECREASE) IN NET ASSETS	5,378	2,487	5,211	6,708	1,088	(67)

NET ASSETS
Beginning of Year	12,165	9,678	39,641	32,933	6,047	6,114

End of Year	$17,543	$12,165	$44,852	$39,641	$7,135	$6,047

(1)	Operations commenced on May 3, 2005.

(2)	Formerly named I-Net TollkeeperSMVariable Account. I-Net Tollkeeper is a service mark of Goldman, Sachs & Co.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(in thousands)

	Variable Accounts
	Diversified Bond	Growth LT		Focused 30
	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006 (1)	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$ 279	$ 1,781	$ 705	$ 16	$ 141
Realized gain (loss)	74	(23,159)	(45,336)	1,669	1,311
Change in unrealized appreciation on investments	94	49,348	65,423	2,980	1,384

Net Increase in Net Assets Resulting from Operations	447	27,970	20,792	4,665	2,836

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	882	27,989	32,609	2,138	1,373
Transfers between variable and fixed accounts, net	10,008	(8,863)	(16,520)	6,089	6,554
Transfers — policy charges and deductions	(476)	(21,768)	(23,308)	(1,483)	(1,008)
Transfers — surrenders	(289)	(14,795)	(17,286)	(904)	(356)
Transfers — other	(84)	(2,532)	(1,669)	(229)	(45)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	10,041	(19,969)	(26,174)	5,611	6,518

NET INCREASE (DECREASE) IN NET ASSETS	10,488	8,001	(5,382)	10,276	9,354

NET ASSETS
Beginning of Year or Period	—	293,350	298,732	18,236	8,882

End of Year or Period	$10,488	$301,351	$293,350	$28,512	$18,236

	Health Sciences		Mid-Cap Value		Large-Cap Growth (2)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$ —	$ —	$ 1,270	$ 896	$ 116	$ 194
Realized gain	3,363	1,122	38,295	22,708	175	2,176
Change in unrealized appreciation (depreciation) on investments	(1,988)	919	(12,980)	(9,682)	(2,370)	(1,566)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,375	2,041	26,585	13,922	(2,079)	804

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	2,312	2,165	21,120	20,565	9,575	11,798
Transfers between variable and fixed accounts, net	1,433	1,197	3,805	(350)	6,524	(15,710)
Transfers — policy charges and deductions	(1,286)	(1,119)	(12,855)	(11,937)	(5,368)	(5,967)
Transfers — surrenders	(704)	(293)	(8,377)	(6,038)	(2,674)	(2,331)
Transfers — other	(151)	(189)	(2,137)	(11)	(494)	(740)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,604	1,761	1,556	2,229	7,563	(12,950)

NET INCREASE (DECREASE) IN NET ASSETS	2,979	3,802	28,141	16,151	5,484	(12,146)

NET ASSETS
Beginning of Year	16,053	12,251	175,210	159,059	54,594	66,740

End of Year	$19,032	$16,053	$203,351	$175,210	$60,078	$ 54,594

(1)	Operations commenced during 2006 (See Note 1 to Financial Statements).

(2)	Formerly named Blue Chip Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(in thousands)

	Variable Accounts
	Capital Opportunities		International Large-Cap		Fasciano Small Equity (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$60	$112	$4,517	$983	$107	$87
Realized gain	250	1,740	10,876	1,860	3,292	1,041
Change in unrealized appreciation (depreciation) on investments	1,045	(1,746)	22,300	12,384	(1,024)	238

Net Increase in Net Assets Resulting from Operations	1,355	106	37,693	15,227	2,375	1,366

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	1,873	2,388	19,344	15,818	4,725	4,988
Transfers between variable and fixed accounts, net	(604)	(5,614)	11,373	29,109	(3,437)	4,271
Transfers—policy charges and deductions	(1,071)	(1,329)	(10,934)	(8,764)	(3,090)	(3,170)
Transfers—surrenders	(357)	(554)	(5,630)	(4,530)	(1,970)	(2,097)
Transfers—other	(147)	(325)	(1,540)	(777)	(374)	(184)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(306)	(5,434)	12,613	30,856	(4,146)	3,808

NET INCREASE (DECREASE) IN NET ASSETS	1,049	(5,328)	50,306	46,083	(1,771)	5,174

NET ASSETS
Beginning of Year	10,513	15,841	134,228	88,145	42,331	37,157

End of Year	$11,562	$10,513	$184,534	$134,228	$40,560	$42,331

	Small-Cap Value		Multi-Strategy		Main Street Core
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,391	$548	$2,653	$2,404	$1,881	$1,619
Realized gain (loss)	15,164	5,049	4,048	513	(2,144)	(7,080)
Change in unrealized appreciation (depreciation) on investments	(6,749)	(525)	4,844	1,128	22,031	14,048

Net Increase in Net Assets Resulting from Operations	9,806	5,072	11,545	4,045	21,768	8,587

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	9,914	5,738	8,831	9,305	14,210	16,178
Transfers between variable and fixed accounts, net	4,322	7,009	(10,869)	4,409	(9,423)	298
Transfers—policy charges and deductions	(3,372)	(2,758)	(6,546)	(7,160)	(10,703)	(10,999)
Transfers—surrenders	(1,840)	(1,085)	(5,203)	(7,033)	(9,496)	(8,466)
Transfers—other	(380)	(574)	(491)	(482)	(694)	(748)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	8,644	8,330	(14,278)	(961)	(16,106)	(3,737)

NET INCREASE (DECREASE) IN NET ASSETS	18,450	13,402	(2,733)	3,084	5,662	4,850

NET ASSETS
Beginning of Year	45,901	32,499	108,337	105,253	152,529	147,679

End of Year	$64,351	$45,901	$105,604	$108,337	$158,191	$152,529

(1)	Formerly named Aggressive Equity Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(in thousands)

	Varable Accounts
	Emerging Markets		Managed Bond		Inflation Managed
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$858	$802	$13,487	$10,192	$6,210	$4,463
Realized gain (loss)	30,462	4,174	(65)	10,090	3,730	11,335
Change in unrealized appreciation (depreciation) on investments	(6,475)	22,805	2,349	(12,476)	(9,127)	(11,780)

Net Increase in Net Assets Resulting from Operations	24,845	27,781	15,771	7,806	813	4,018

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	10,484	7,557	35,000	27,105	18,637	16,380
Transfers between variable and fixed accounts, net	5,290	14,954	16,490	84,383	(1,618)	39,543
Transfers—policy charges and deductions	(6,536)	(4,829)	(17,593)	(17,229)	(9,746)	(9,623)
Transfers—surrenders	(4,243)	(3,448)	(12,232)	(10,134)	(6,254)	(17,596)
Transfers—other	(1,191)	(710)	(1,538)	(1,106)	(584)	(923)

Net Increase in Net Assets Derived from Policy Transactions	3,804	13,524	20,127	83,019	435	27,781

NET INCREASE IN NET ASSETS	28,649	41,305	35,898	90,825	1,248	31,799

NET ASSETS
Beginning of Year	97,790	56,485	315,930	225,105	154,399	122,600

End of Year	$126,439	$97,790	$351,828	$315,930	$155,647	$154,399

	Money Market		High Yield Bond		Comstock
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$9,421	$5,623	$5,249	$5,016	$846	$587
Realized gain (loss)	93	167	(50)	2,144	5,088	6,537
Change in unrealized appreciation (depreciation) on investments	(159)	(108)	1,308	(5,404)	1,620	(5,463)

Net Increase in Net Assets Resulting from Operations	9,355	5,682	6,507	1,756	7,554	1,661

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	170,353	163,791	6,823	7,924	9,210	6,092
Transfers between variable and fixed accounts, net	(129,572)	(190,006)	(1,546)	(5,636)	9,552	(9,977)
Transfers—policy charges and deductions	(22,527)	(23,590)	(4,654)	(4,861)	(3,554)	(3,079)
Transfers—surrenders	(19,725)	(27,334)	(4,004)	(3,696)	(2,032)	(1,434)
Transfers—other	(6,809)	(14,955)	(1,126)	(601)	(558)	1,454

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(8,280)	(92,094)	(4,507)	(6,870)	12,618	(6,944)

NET INCREASE (DECREASE) IN NET ASSETS	1,075	(86,412)	2,000	(5,114)	20,172	(5,283)

NET ASSETS
Beginning of Year	187,233	273,645	72,879	77,993	40,498	45,781

End of Year	$188,308	$187,233	$74,879	$72,879	$60,670	$40,498

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(in thousands)

	Variable Accounts
	Mid-Cap Growth		Real Estate		VN Small-Cap Value
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005 (1)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$109	$—	$3,267	$740	$38	$10
Realized gain	5,044	1,079	25,529	8,786	585	138
Change in unrealized appreciation (depreciation) on investments	(3,167)	3,191	5,506	3,635	20	45

Net Increase in Net Assets Resulting from Operations	1,986	4,270	34,302	13,161	643	193

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	5,953	3,727	10,102	10,067	713	183
Transfers between variable and fixed accounts, net	12,491	11,014	1,578	(1,592)	2,375	2,180
Transfers—policy charges and deductions	(3,675)	(2,108)	(6,845)	(5,952)	(302)	(102)
Transfers—surrenders	(1,649)	(1,102)	(4,733)	(3,480)	(81)	(41)
Transfers—other	(75)	556	(1,155)	(1,311)	(65)	(1)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	13,045	12,087	(1,053)	(2,268)	2,640	2,219

NET INCREASE IN NET ASSETS	15,031	16,357	33,249	10,893	3,283	2,412

NET ASSETS
Beginning of Year or Period	36,697	20,340	90,522	79,629	2,412	—

End of Year or Period	$51,728	$36,697	$123,771	$90,522	$5,695	$2,412

	I		II		III
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005	2006	2005

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,349	$1,056	$210	$119	$—	$—
Realized gain	12,067	5,293	3,655	1,698	7,928	6,973
Change in unrealized appreciation (depreciation) on investments	8,248	1,426	(1,035)	1,757	(1,509)	(2,375)

Net Increase in Net Assets Resulting from Operations	21,664	7,775	2,830	3,574	6,419	4,598

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	6,660	6,003	3,494	3,477	3,855	4,391
Transfers between variable and fixed accounts, net	10,362	16,142	3,178	(207)	2,061	(13,329)
Transfers—policy charges and deductions	(5,096)	(4,123)	(2,144)	(1,926)	(2,433)	(2,292)
Transfers—surrenders	(2,404)	(2,497)	(758)	(854)	(3,475)	(1,289)
Transfers—other	(998)	(414)	(267)	(1,113)	(793)	(562)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	8,524	15,111	3,503	(623)	(785)	(13,081)

NET INCREASE (DECREASE) IN NET ASSETS	30,188	22,886	6,333	2,951	5,634	(8,483)

NET ASSETS
Beginning of Year	78,457	55,571	29,714	26,763	39,991	48,474

End of Year	$108,645	$78,457	$36,047	$29,714	$45,625	$39,991

(1)	Operations commenced on May 3, 2005.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(in thousands)

	Variable Accounts
			Fidelity VIP Contrafund®		Fidelity VIP Growth
	V		Portfolio Service Class 2		Portfolio Service Class 2
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005 (1)	2006	2005 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$118	$109	$285	$—	$1	$—
Realized gain	2,220	2,646	3,391	628	8	4
Change in unrealized appreciation (depreciation) on investments	556	(1,521)	(1,038)	979	18	6

Net Increase in Net Assets Resulting from Operations	2,894	1,234	2,638	1,607	27	10

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	1,951	1,611	3,716	795	73	18
Transfers between variable and fixed accounts, net	3,870	7,357	4,770	17,862	334	246
Transfers—policy charges and deductions	(1,156)	(833)	(1,475)	(393)	(41)	(6)
Transfers—surrenders	(378)	(283)	(544)	(43)	(1)	—
Transfers—other	(386)	(101)	352	2,045	(2)	—

Net Increase in Net Assets Derived from Policy Transactions	3,901	7,751	6,819	20,266	363	258

NET INCREASE IN NET ASSETS	6,795	8,985	9,457	21,873	390	268
NET ASSETS
Beginning of Year or Period	18,102	9,117	21,873	—	268	—

End of Year or Period	$24,897	$18,102	$31,330	$21,873	$658	$268

	Fidelity VIP Mid Cap		Fidelity VIP Value Strategies		BlackRock Basic Value
	Portfolio Service Class 2		Portfolio Service Class 2		V.I. Fund Class III (2)
	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005 (1)	2006	2005 (1)	2006	2005 (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$33	$—	$1	$—	$40	$2
Realized gain (loss)	1,154	(94)	39	13	281	9
Change in unrealized appreciation (depreciation) on investments	(8)	541	183	9	(43)	(7)

Net Increase in Net Assets Resulting from Operations	1,179	447	223	22	278	4

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	2,062	524	174	16	132	15
Transfers between variable and fixed accounts, net	(26)	13,871	8,993	316	2,465	147
Transfers—policy charges and deductions	(1,013)	(212)	(75)	(10)	(66)	(5)
Transfers—surrenders	(410)	(34)	(31)	(9)	(27)	(18)
Transfers—other	524	791	114	(1)	(7)	$—

Net Increase in Net Assets Derived from Policy Transactions	1,137	14,940	9,175	312	2,497	139

NET INCREASE IN NET ASSETS	2,316	15,387	9,398	334	2,775	143

NET ASSETS
Beginning of Year or Period	15,387	$—	334	$—	143	$—

End of Year or Period	$17,703	$15,387	$9,732	$334	$2,918	$143

(1)	Operations commenced on February 15, 2005.

(2)	BlackRock Basic Value V.I. Fund Class III Variable Account was formerly named Mercury Basic Value V.I. Fund Class III Variable Account. Prior to 5/1/05, the Variable Account was named Merrill Lynch Basic Value V.I. Fund Class III Variable Account.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(in thousands)

	Variable Accounts
	BlackRock Global Allocation		T. Rowe Price Blue Chip		T. Rowe Price Equity Income
	V.I. Fund Class III (1)		Growth Portfolio - II		Portfolio - II
	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2006	2005 (2)	2006	2005 (2)	2006	2005 (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$120	$56	$5	$1	$258	$74
Realized gain	341	3	26	1	1,719	351
Change in unrealized appreciation (depreciation) on investments	33	100	136	28	1,594	(154)

Net Increase in Net Assets Resulting from Operations	494	159	167	30	3,571	271

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	559	104	262	77	1,617	377
Transfers between variable and fixed accounts, net	955	2,711	1,469	568	17,455	8,770
Transfers—policy charges and deductions	(254)	(55)	(136)	(23)	(1,032)	(330)
Transfers—surrenders	(111)	(10)	(51)	(1)	(491)	(290)
Transfers—other	(96)	(9)	(21)	—	(301)	(877)

Net Increase in Net Assets Derived from Policy Transactions	1,053	2,741	1,523	621	17,248	7,650

NET INCREASE IN NET ASSETS	1,547	2,900	1,690	651	20,819	7,921

NET ASSETS
Beginning of Year or Period	2,900	—	651	—	7,921	—

End of Year or Period	$4,447	$2,900	$2,341	$651	$28,740	$7,921

	Van Eck Worldwide Hard
	Assets Fund
	Year Ended	Period Ended
	December 31,	December 31,
	2006	2005 (2)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10	$—
Realized gain	3,389	177
Change in unrealized appreciation on investments	1,814	2,241

Net Increase in Net Assets Resulting from Operations	5,213	2,418

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,431	576
Transfers between variable and fixed accounts, net	20,378	9,647
Transfers—policy charges and deductions	(1,255)	(211)
Transfers—surrenders	(1,790)	(200)
Transfers—other	(213)	(32)

Net Increase in Net Assets Derived from Policy Transactions	21,551	9,780

NET INCREASE IN NET ASSETS	26,764	12,198

NET ASSETS
Beginning of Year or Period	12,198	—

End of Year or Period	$38,962	$12,198

(1)	BlackRock Global Allocation V.I. Fund Class III Variable Account was formerly named Mercury Global Allocation V.I. Fund Class III Variable Account. Prior to 5/1/05, the Variable Account was named Merrill Lynch Global Allocation V.I. Fund Class III Variable Account.

(2)	Operations commenced on February 15, 2005.
See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each year or period ended December 31 are presented in the table below. The ratio of expenses to average daily net assets is 0.00% for all Variable Accounts.

		Number		Ratios of
	AUV at	of	Total	Investment
	End of	Units	Net	Income to
Variable Accounts	Year or	Outstanding	Assets	Average Net	Total
For the Year or Period Ended	Period	(in 000's)	(in $000's)	Assets (1)	Returns (2)

International Value
2006	$32.74	8,634	$282,689	1.65%	25.69%
2005	26.05	8,552	222,780	1.97%	9.43%
2004	23.80	8,918	212,291	1.64%	16.42%
2003	20.45	8,874	181,446	1.78%	27.71%
2002	16.01	8,707	139,406	0.96%	(13.91%)

International Small-Cap (3)
05/01/2006 - 12/31/2006	$10.31	1,249	$12,875	0.23%	3.10%

Equity Index
2006	$54.06	10,174	$550,028	1.77%	15.52%
2005	46.80	10,744	502,818	1.46%	4.67%
2004	44.71	11,113	496,919	1.78%	10.58%
2003	40.43	11,037	446,273	1.59%	28.29%
2002	31.52	10,892	343,290	1.35%	(22.34%)

Small-Cap Index
2006	$19.25	15,783	$303,895	1.52%	17.79%
2005	16.35	17,236	281,759	0.49%	4.38%
2004	15.66	19,260	301,641	0.84%	17.76%
2003	13.30	5,554	73,866	0.71%	46.53%
2002	9.08	3,650	33,129	0.82%	(21.19%)

Diversified Research
2006	$14.59	5,271	$76,886	0.67%	11.97%
2005	13.03	5,109	66,555	0.47%	5.24%
2004	12.38	4,639	57,426	0.63%	11.20%
2003	11.13	3,941	43,866	0.48%	32.63%
2002	8.39	1,570	13,175	0.29%	(24.19%)

Equity
2006	$13.48	3,338	$45,007	0.37%	8.65%
2005	12.41	4,012	49,777	0.26%	6.53%
2004	11.65	4,205	48,978	0.79%	5.14%
2003	11.08	4,520	50,077	0.38%	24.33%
2002	8.91	4,499	40,086	0.40%	(26.51%)

American Funds Growth-Income
2006	$12.61	4,458	$56,225	1.62%	14.77%
05/03/2005 - 12/31/2005	10.99	1,682	18,482	1.92%	9.88%

American Funds Growth
2006	$13.17	4,463	$58,796	0.69%	9.81%
05/03/2005 - 12/31/2005	12.00	2,212	26,533	0.78%	19.96%

Large-Cap Value
2006	$16.77	9,331	$156,441	1.25%	17.58%
2005	14.26	9,609	137,008	1.29%	6.16%
2004	13.43	10,753	144,430	1.39%	9.93%
2003	12.22	8,834	107,947	1.31%	31.24%
2002	9.31	7,083	65,946	1.05%	(22.96%)

Technology
2006	$6.56	2,674	$17,543	0.00%	9.34%
2005	6.00	2,027	12,165	0.00%	21.71%
2004	4.93	1,963	9,678	0.00%	3.67%
2003	4.76	1,902	9,046	0.00%	42.58%
2002	3.34	956	3,187	0.00%	(46.34%)

Short Duration Bond
2006	$10.82	4,145	$44,852	4.11%	4.27%
2005	10.38	3,819	39,641	3.05%	1.57%
2004	10.22	3,223	32,933	2.57%	1.21%
05/01/2003 - 12/31/2003	10.10	1,732	17,489	2.67%	0.96%

Concentrated Growth (4)
2006	$5.00	1,427	$7,135	0.00%	10.02%
2005	4.54	1,331	6,047	0.00%	2.34%
2004	4.44	1,377	6,114	0.00%	12.66%
2003	3.94	1,543	6,084	0.00%	43.22%
2002	2.75	1,139	3,135	0.00%	(38.62%)

Diversified Bond (3)
05/01/2006 - 12/31/2006	$10.52	997	$10,488	4.65%	5.19%

Growth LT
2006	$43.47	6,932	$301,351	0.60%	9.72%
2005	39.62	7,403	293,350	0.25%	7.68%
2004	36.80	8,118	298,732	0.00%	10.40%
2003	33.33	8,820	293,997	0.00%	33.98%
2002	24.88	9,178	228,344	0.99%	(28.97%)

Focused 30
2006	$12.46	2,287	$28,512	0.07%	23.71%
2005	10.08	1,810	18,236	1.06%	22.07%
2004	8.25	1,076	8,882	0.06%	14.85%
2003	7.19	734	5,276	0.00%	42.26%
2002	5.05	440	2,224	0.17%	(29.41%)

Health Sciences
2006	$13.12	1,451	$19,032	0.00%	8.11%
2005	12.13	1,323	16,053	0.00%	15.28%
2004	10.52	1,164	12,251	0.00%	7.54%
2003	9.79	1,003	9,819	0.00%	27.82%
2002	7.66	813	6,224	0.00%	(23.30%)

See Notes to Financial Statements	See explanation of references on SA-19

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

		Number		Ratios of
	AUV at	of	Total	Investment
	End of	Units	Net	Income to
Variable Accounts	Year or	Outstanding	Assets	Average Net	Total
For the Year or Period Ended	Period	(in 000's)	(in $000's)	Assets (1)	Returns (2)

Mid-Cap Value
2006	$25.31	8,036	$203,351	0.69%	14.97%
2005	22.01	7,960	175,210	0.54%	8.87%
2004	20.22	7,867	159,059	0.42%	25.08%
2003	16.16	6,440	104,101	0.59%	29.10%
2002	12.52	5,156	64,559	0.43%	(14.46%)

Large-Cap Growth (5)
2006	$7.46	8,055	$60,078	0.21%	(3.82%)
2005	7.75	7,040	54,594	0.34%	2.94%
2004	7.53	8,860	66,740	0.73%	4.65%
2003	7.20	6,372	45,862	0.27%	25.36%
2002	5.74	4,934	28,332	0.14%	(25.94%)

Capital Opportunities
2006	$9.41	1,229	$11,562	0.55%	13.23%
2005	8.31	1,265	10,513	0.88%	1.83%
2004	8.16	1,941	15,841	0.79%	12.69%
2003	7.24	1,720	12,457	0.45%	27.13%
2002	5.70	1,422	8,099	0.19%	(26.78%)

International Large-Cap
2006	$11.70	15,768	$184,534	2.89%	27.00%
2005	9.21	14,567	134,228	0.87%	12.70%
2004	8.18	10,780	88,145	1.08%	18.61%
2003	6.89	9,225	63,594	1.31%	30.52%
2002	5.28	6,711	35,449	0.95%	(17.63%)

Fasciano Small Equity (6)
2006	$13.58	2,987	$40,560	0.26%	5.07%
2005	12.93	3,275	42,331	0.22%	2.66%
2004	12.59	2,951	37,157	0.66%	18.94%
2003	10.59	3,398	35,974	0.53%	33.14%
2002	7.95	3,189	25,356	0.00%	(25.09%)

Small-Cap Value
2006	$21.49	2,994	$64,351	2.51%	19.75%
2005	17.95	2,558	45,901	1.37%	13.65%
2004	15.79	2,058	32,499	2.28%	24.41%
05/01/2003 -12/31/2003	12.69	971	12,323	1.76%	26.93%

Multi-Strategy
2006	$49.97	2,113	$105,604	2.53%	11.68%
2005	44.75	2,421	108,337	2.24%	3.78%
2004	43.12	2,441	105,253	1.76%	9.81%
2003	39.26	2,453	96,327	1.47%	23.28%
2002	31.85	3,315	105,601	2.01%	(13.06%)

Main Street Core (7)
2006	$52.94	2,988	$158,191	1.24%	15.18%
2005	45.97	3,318	152,529	1.11%	5.99%
2004	43.37	3,405	147,679	1.32%	9.54%
2003	39.59	3,594	142,279	1.03%	26.96%
2002	31.19	3,693	115,176	0.70%	(28.40%)

Emerging Markets
2006	$24.65	5,129	$126,439	0.78%	24.40%
2005	19.82	4,934	97,790	1.09%	41.47%
2004	14.01	4,032	56,485	1.90%	34.62%
2003	10.41	3,597	37,434	1.20%	68.42%
2002	6.18	3,250	20,079	0.48%	(3.07%)

Managed Bond
2006	$38.98	9,025	$351,828	4.05%	4.81%
2005	37.19	8,494	315,930	3.40%	2.63%
2004	36.24	6,212	225,105	2.96%	5.38%
2003	34.39	6,314	217,153	4.29%	6.24%
2002	32.37	7,163	231,892	4.63%	10.93%

Inflation Managed
2006	$38.07	4,088	$155,647	3.97%	0.52%
2005	37.88	4,076	154,399	3.00%	2.54%
2004	36.94	3,319	122,600	0.83%	8.90%
2003	33.92	3,042	103,178	0.08%	8.24%
2002	31.34	3,122	97,833	1.08%	15.45%

Money Market
2006	$21.75	8,657	$188,308	4.64%	4.69%
2005	20.78	9,011	187,233	2.74%	2.82%
2004	20.21	13,542	273,645	1.01%	1.01%
2003	20.01	13,893	277,927	0.80%	0.79%
2002	19.85	16,460	326,717	1.43%	1.42%

High Yield Bond
2006	$38.97	1,921	$74,879	7.33%	9.42%
2005	35.61	2,046	72,879	7.05%	2.37%
2004	34.79	2,242	77,993	7.12%	9.42%
2003	31.79	2,290	72,817	7.37%	20.29%
2002	26.43	2,075	54,855	8.67%	(3.00%)

Comstock (8)
2006	$12.83	4,731	$60,670	1.76%	16.33%
2005	11.02	3,673	40,498	1.39%	4.36%
2004	10.56	4,334	45,781	1.88%	17.17%
2003	9.02	1,746	15,743	1.03%	31.38%
2002	6.86	557	3,822	0.10%	(22.15%)

Mid-Cap Growth
2006	$8.55	6,053	$51,728	0.23%	8.93%
2005	7.84	4,678	36,697	0.00%	17.90%
2004	6.65	3,057	20,340	0.00%	21.59%
2003	5.47	2,524	13,813	0.00%	30.39%
2002	4.20	1,540	6,465	0.00%	(47.03%)

Real Estate (9)
2006	$43.79	2,826	$123,771	3.08%	38.06%
2005	31.72	2,854	90,522	0.89%	16.79%
2004	27.16	2,932	79,629	2.82%	37.62%
2003	19.74	2,444	48,227	3.26%	37.52%
2002	14.35	2,264	32,490	3.00%	(0.32%)

VN Small-Cap Value
2006	$13.71	416	$5,695	0.89%	18.68%
05/03/2005 - 12/31/2005	11.55	209	2,412	0.86%	15.48%

I
2006	$34.90	3,113	$108,645	1.50%	26.78%
2005	27.53	2,850	78,457	1.57%	10.55%
2004	24.90	2,232	55,571	1.28%	24.00%
2003	20.08	1,976	39,679	1.27%	47.43%
2002	13.62	1,726	23,506	1.34%	(15.30%)

See Notes to Financial Statements	See explanation of references on SA-19

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

		Number		Ratios of
	AUV at	of	Total	Investment
	End of	Units	Net	Income to
Variable Accounts	Year or	Outstanding	Assets	Average Net	Total
For the Year or Period Ended	Period	(in 000's)	(in $000's)	Assets (1)	Returns (2)

II
2006	$22.72	1,587	$36,047	0.63%	8.52%
2005	20.93	1,419	29,714	0.45%	13.92%
2004	18.38	1,456	26,763	0.30%	11.19%
2003	16.53	1,190	19,671	0.28%	34.58%
2002	12.28	887	10,894	0.27%	(26.52%)

III
2006	$34.04	1,340	$45,625	0.00%	16.35%
2005	29.26	1,367	39,991	0.00%	15.13%
2004	25.42	1,907	48,474	0.00%	9.33%
2003	23.25	1,680	39,059	0.00%	55.89%
2002	14.91	1,129	16,832	0.00%	(25.28%)

V
2006	$16.07	1,549	$24,897	0.55%	13.89%
2005	14.11	1,283	18,102	0.76%	7.81%
2004	13.09	697	9,117	0.81%	22.60%
2003	10.68	439	4,684	0.91%	29.65%
02/06/2002 - 12/31/2002	8.23	210	1,730	1.22%	(17.66%)

Fidelity VIP Contrafund® Portfolio Service Class 2
2006	$12.81	2,446	$31,330	1.02%	11.43%
02/15/2005 - 12/31/2005	11.49	1,903	21,873	0.00%	14.94%

Fidelity VIP Growth Portfolio Service Class 2
2006	$11.36	58	$658	0.13%	6.57%
02/15/2005 - 12/31/2005	10.66	25	268	0.00%	6.56%

Fidelity VIP Mid Cap Portfolio Service Class 2
2006	$13.04	1,358	$17,703	0.18%	12.40%
02/15/2005 - 12/31/2005	11.60	1,327	15,387	0.00%	15.99%

Fidelity VIP Value Strategies Portfolio Service Class 2
2006	$12.23	796	$9,732	0.09%	16.01%
02/15/2005 - 12/31/2005	10.54	32	334	0.00%	5.41%

BlackRock Basic Value V.I. Fund Class III (10)
2006	$12.44	235	$2,918	4.02%	21.59%
02/15/2005 - 12/31/2005	10.23	14	143	2.48%	2.30%

BlackRock Global Allocation V.I. Fund Class III (11)
2006	$12.72	350	$4,447	3.86%	16.40%
02/15/2005 - 12/31/2005	10.93	265	2,900	7.00%	9.28%

T. Rowe Price Blue Chip Growth Portfolio — II
2006	$11.73	200	$2,341	0.32%	9.33%
02/15/2005 - 12/31/2005	10.73	61	651	0.28%	7.30%

T. Rowe Price Equity Income Portfolio — II
2006	$12.24	2,348	$28,740	1.54%	18.65%
02/15/2005 - 12/31/2005	10.32	768	7,921	1.94%	3.19%

Van Eck Worldwide Hard Assets Fund
2006	$17.86	2,182	$38,962	0.03%	24.49%
02/15/2005 - 12/31/2005	14.34	850	12,198	0.00%	43.43%

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the Variable Accounts from the underlying portfolios/funds, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) charges that are assessed against policyholder accounts. The recognition of investment income by the Variable Accounts is affected by the timing of the declaration of dividends by the underlying portfolios/funds in which the Variable Accounts invest. The ratios for periods of less than one full year are annualized.

(2)	Total returns reflect changes in unit value of the underlying portfolios/funds and do not include deductions at the separate account or policy level for any M&E charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Operations commenced during 2006 (See Note 1 to Financial Statements).

(4)	Prior to 02/01/2005, Concentrated Growth Variable Account was named I-Net Tollkeeper Variable Account.

(5)	Prior to 01/01/2006, Large-Cap Growth Variable Account was named Blue Chip Variable Account.

(6)	Prior to 05/01/2005, Fasciano Small Equity Variable Account was named Aggressive Equity Variable Account.

(7)	Prior to 01/01/2003, Main Street Core Variable Account was named Large-Cap Core Variable Account.

(8)	Prior to 05/01/2003, Comstock Variable Account was named Strategic Value Variable Account.

(9)	Prior to 05/01/2002, Real Estate Variable Account was named REIT Variable Account.

(10)	Prior to 10/01/2006, BlackRock Basic Value V.I. Fund Class III Variable Account was named Mercury Basic Value V.I. Fund Class III Variable Account. Prior to 05/01/2005, the Variable Account was named Merrill Lynch Basic Value V.I. Fund Class III Variable Account.

(11)	Prior to 10/01/2006, BlackRock Global Allocation V.I. Fund Class III Variable Account was named Mercury Global Allocation V.I. Fund Class III Variable Account. Prior to 05/01/2005, the Variable Account was named Merrill Lynch Global Allocation V.I. Fund Class III Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2006 is comprised of forty-six subaccounts called Variable Accounts. The assets in each of the Variable Accounts invest in the corresponding portfolios or funds (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund, M Fund, Inc., Fidelity® Variable Insurance Products Funds, BlackRock Variable Series Funds, Inc. (formerly FAM Variable Series Funds, Inc.), T. Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust (collectively, the “Funds”) as follows:
Pacific Select Fund
International Value
International Small-Cap
Equity Index
Small-Cap Index
Diversified Research
Equity
American Funds® Growth-Income
American Funds Growth
Large-Cap Value
Technology
Short Duration Bond
Concentrated Growth
Diversified Bond
Growth LT
Focused 30
Health Sciences
Mid-Cap Value
Large-Cap Growth (formerly Blue Chip)
Capital Opportunities
International Large-Cap
Fasciano Small Equity
Small-Cap Value
Multi-Strategy
Main Street® Core
Emerging Markets
Managed Bond
Inflation Managed
Money Market
High Yield Bond
Comstock
Mid-Cap Growth
Real Estate
VN Small-Cap Value
M Fund, Inc.
Brandes International Equity Fund (for Variable Account I)
Turner Core Growth Fund (for Variable Account II)
Frontier Capital Appreciation Fund (for Variable Account III)
Business Opportunity Value Fund (for Variable Account V)
Fidelity Variable Insurance Products Funds
Fidelity VIP Contrafund® Portfolio Service Class 2
Fidelity VIP Growth Portfolio Service Class 2
Fidelity VIP Mid Cap Portfolio Service Class 2
Fidelity VIP Value Strategies Portfolio Service Class 2
BlackRock Variable Series Funds, Inc.
BlackRock Basic Value V.I. Fund Class III
BlackRock Global Allocation V.I. Fund Class III
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio — II
T. Rowe Price Equity Income Portfolio — II
Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund
     American Funds is a registered trademark of American Funds Distributors, Inc., Main Street is a registered trademark of OppenheimerFunds, Inc., and Fidelity and Contrafund are registered trademarks of FMR Co., Inc. Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections C through G of this brochure or provided separately and should be read in conjunction with the Separate Account’s financial statements.
     The Separate Account organized and registered with the Securities and Exchange Commission (“SEC”) two new Variable Accounts that commenced operations on May 1, 2006: the International Small-Cap and Diversified Bond Variable Accounts.
     The net assets of the Pacific Select Fund’s Aggressive Growth and Financial Services Portfolios (the “Acquired Portfolios”), the underlying portfolios for the Aggressive Growth and Financial Services Variable Accounts, were transferred to the Pacific Select Fund’s Mid-Cap Growth and Large-Cap Value Portfolios (the “Surviving Portfolios”), the underlying portfolios for the Mid-Cap Growth and Large-Cap Value Variable Accounts, respectively, in exchange for shares of the Surviving Portfolios (the “Reorganization”). The Reorganization took place on April 28, 2006. In connection with the Reorganization, a total of 1,006,002 outstanding accumulation units (valued at $10,233,550) of the Aggressive Growth Variable Account were exchanged for 1,187,650 accumulation units with equal value of the Mid-Cap Growth Variable Account; and a total of 732,657 outstanding accumulation units (valued at $8,957,429) of the Financial Services Variable Account were exchanged for 586,882 accumulation units with equal value of the Large-Cap Value Variable Account.
     The net assets of the Pacific Select Fund’s Equity Income Portfolio, the underlying Portfolio for Equity Income Variable Account, was substituted by Pacific Select Fund’s American Funds Growth-Income Portfolio, the underlying Portfolio of American Funds Growth-Income Variable Account (the “Substitution”). The Substitution took place on April 28, 2006. In connection with the Substitution, a total of 1,488,874 outstanding accumulation units (valued at $20,419,717) of the Equity Income Variable Account were substituted by 1,763,883 accumulation units with equal value of the American Funds Growth-Income Variable Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
     The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.
     The Separate Account funds individual flexible premium variable life insurance policies issued by Pacific Life. The assets of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments
     Investments in shares of the Funds are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Separate Account for its share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the policies.
3. CHARGES AND EXPENSES
     With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums to help pay for costs of distributing the policies and to pay state and local premium taxes, any other taxes that may be imposed, and to compensate Pacific Life for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy expenses for Federal income tax purposes. Pacific Life also makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits and any withdrawal and surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.
4. RELATED PARTY AGREEMENT
     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.
5. SUBSEQUENT EVENTS
     On November 30, 2006, the Pacific Select Fund’s Board of Trustees approved plans of reorganization (the “2007 Reorganizations”) subject to approval by the shareholders of the Concentrated Growth and Capital Opportunities Portfolios, the underlying portfolios for the Concentrated Growth and Capital Opportunities Variable Accounts, respectively. Under the 2007 Reorganizations, the Equity and the Main Street Core Portfolios, the underlying portfolios for the Equity and the Main Street Core Variable Accounts, will acquire all of the assets and liabilities of the Concentrated Growth and Capital Opportunities Portfolios, respectively. The 2007 Reorganizations are expected to be effective as of the close of business on April 30, 2007, or on a later date as the parties may agree.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
6. PURCHASES AND SALES OF INVESTMENTS
The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2006, were as follows (amounts in thousands):

Variable Accounts	Purchases	Sales
International Value	$21,925	$19,247
International Small-Cap (1)	12,828	444
Equity Index	25,041	52,800
Small-Cap Index	31,436	55,956
Diversified Research	12,612	10,300
Equity	8,153	16,775
American Funds Growth-Income	35,296	3,173
American Funds Growth	33,157	4,573
Large-Cap Value	17,915	21,587
Technology	8,291	3,856
Short Duration Bond	9,569	6,141
Concentrated Growth	1,801	1,326
Diversified Bond (1)	11,115	1,074
Growth LT	23,261	43,230
Focused 30	10,754	5,143
Health Sciences	5,914	4,310
Mid-Cap Value	27,614	26,058
Large-Cap Growth (2)	9,949	2,386
Capital Opportunities	1,386	1,692
International Large-Cap	29,662	17,049
Fasciano Small Equity	4,571	8,717
Small-Cap Value	14,254	5,610
Multi-Strategy	5,550	19,828
Main Street Core	4,123	20,229
Emerging Markets	23,181	19,377
Managed Bond	41,434	21,307
Inflation Managed	20,247	19,812
Money Market	162,548	170,828
High Yield Bond	13,889	18,396
Comstock	21,360	8,742
Mid-Cap Growth	27,293	14,248
Real Estate	12,330	13,383
VN Small-Cap Value	3,732	1,092
I	20,136	11,612
II	9,700	6,197
III	16,018	16,803
V	5,937	2,036
Fidelity VIP Contrafund® Portfolio Service Class 2	19,792	12,973
Fidelity VIP Growth Portfolio Service Class 2	477	114
Fidelity VIP Mid Cap Portfolio Service Class 2	12,600	11,463
Fidelity VIP Value Strategies Portfolio Service Class 2	9,479	304
BlackRock Basic Value V.I. Fund Class III (3)	2,602	105
BlackRock Global Allocation V.I. Fund Class III (3)	2,982	1,929
T. Rowe Price Blue Chip Growth Portfolio — II	1,844	321
T. Rowe Price Equity Income Portfolio — II	27,343	10,095
Van Eck Worldwide Hard Assets Fund	29,413	7,862

(1)	Operations commenced during 2006 (See Note 1 to Financial Statements).

(2)	The Large-Cap Growth Variable Account was formerly named Blue Chip Variable Account.

(3)	BlackRock Basic Value V.I. Fund Class III and BlackRock Global Allocation V.I. Fund Class III Variable Accounts were formerly named Mercury Basic Value V.I. Fund Class III and Mercury Global Allocation V.I. Fund Class III Variable Accounts, respectively.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
7. CHANGES IN UNITS OUTSTANDING
The changes in units outstanding for the years or periods ended December 31, 2006 and 2005 were as follows (amounts in thousands):

	2006			2005
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
International Value	3,267	(3,185)	82	3,826	(4,192)	(366)
International Small-Cap (1)	1,479	(230)	1,249
Equity Index	3,521	(4,091)	(570)	3,869	(4,238)	(369)
Small-Cap Index	6,744	(8,197)	(1,453)	12,586	(14,610)	(2,024)
Diversified Research	2,797	(2,635)	162	3,308	(2,838)	470
Equity	1,233	(1,907)	(674)	2,044	(2,237)	(193)
American Funds Growth-Income (2)	4,022	(1,246)	2,776	2,009	(327)	1,682
American Funds Growth (2)	3,478	(1,227)	2,251	2,661	(449)	2,212
Large-Cap Value	4,789	(5,067)	(278)	7,739	(8,883)	(1,144)
Technology	3,019	(2,372)	647	1,647	(1,583)	64
Short Duration Bond	2,081	(1,755)	326	2,933	(2,337)	596
Concentrated Growth (3)	1,204	(1,108)	96	2,037	(2,083)	(46)
Diversified Bond (1)	1,251	(254)	997
Growth LT	2,370	(2,841)	(471)	2,958	(3,673)	(715)
Focused 30	5,009	(4,532)	477	2,191	(1,457)	734
Health Sciences	1,292	(1,164)	128	926	(767)	159
Mid-Cap Value	6,585	(6,509)	76	7,686	(7,593)	93
Large-Cap Growth (3)	3,214	(2,199)	1,015	3,850	(5,670)	(1,820)
Capital Opportunities	350	(386)	(36)	675	(1,351)	(676)
International Large-Cap	8,522	(7,321)	1,201	9,878	(6,091)	3,787
Fasciano Small Equity (3)	1,183	(1,471)	(288)	1,931	(1,607)	324
Small-Cap Value	2,570	(2,134)	436	2,706	(2,206)	500
Multi-Strategy	730	(1,038)	(308)	980	(1,000)	(20)
Main Street Core	716	(1,046)	(330)	1,046	(1,133)	(87)
Emerging Markets	4,037	(3,842)	195	4,696	(3,794)	902
Managed Bond	6,518	(5,987)	531	10,308	(8,026)	2,282
Inflation Managed	1,918	(1,906)	12	2,559	(1,802)	757
Money Market	37,259	(37,613)	(354)	43,374	(47,905)	(4,531)
High Yield Bond	1,452	(1,577)	(125)	2,332	(2,528)	(196)
Comstock	3,844	(2,786)	1,058	4,019	(4,680)	(661)
Mid-Cap Growth	7,247	(5,872)	1,375	3,826	(2,205)	1,621
Real Estate	2,051	(2,079)	(28)	2,323	(2,401)	(78)
VN Small-Cap Value (2)	392	(185)	207	289	(80)	209
I	1,768	(1,505)	263	1,970	(1,352)	618
II	932	(764)	168	799	(836)	(37)
III	837	(864)	(27)	910	(1,450)	(540)
V	975	(709)	266	1,190	(604)	586
Fidelity VIP Contrafund® Portfolio Service Class 2 (4)	2,709	(2,166)	543	3,316	(1,413)	1,903
Fidelity VIP Growth Portfolio Service Class 2 (4)	45	(12)	33	29	(4)	25
Fidelity VIP Mid Cap Portfolio Service Class 2 (4)	1,404	(1,373)	31	2,414	(1,087)	1,327
Fidelity VIP Value Strategies Portfolio Service Class 2 (4)	799	(35)	764	75	(43)	32
BlackRock Basic Value V.I. Fund Class III (4), (5)	385	(164)	221	22	(8)	14
BlackRock Global Allocation V.I. Fund Class III (4), (5)	304	(219)	85	280	(15)	265
T. Rowe Price Blue Chip Growth Portfolio — II (4)	186	(47)	139	71	(10)	61
T. Rowe Price Equity Income Portfolio — II (4)	2,958	(1,378)	1,580	1,006	(238)	768
Van Eck Worldwide Hard Assets Fund (4)	2,957	(1,625)	1,332	1,436	(586)	850

(1)	Operations commenced during 2006 (See Note 1 to Financial Statements).

(2)	Operations commenced on May 3, 2005.

(3)	The Concentrated Growth, Large-Cap Growth, and Fasciano Small Equity Variable Accounts were formerly named I-Net Tollkeeper, Blue Chip, and Aggressive Equity Variable Accounts, respectively.

(4)	Operations commenced on February 15, 2005.

(5)	The BlackRock Basic Value V.I. Fund Class III and BlackRock Global Allocation V.I. Fund Class III Variable Accounts were formerly named Mercury Basic Value V.I. Fund Class III and Mercury Global Allocation V.I. Fund Class III Variable Accounts, respectively. Prior to 05/01/2005, Mercury was named Merrill Lynch.

INDEPENDENT AUDITORS’ REPORT
Pacific Life Insurance Company and Subsidiaries:
We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2006 and 2005, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for variable interest entities in 2005 and for certain non-traditional long-duration contracts in 2004.
/s/ DELOITTE & TOUCHE LLP
Costa Mesa, CA
March 2, 2007

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2006	2005
	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$25,783	$25,685
Equity securities available for sale, at estimated fair value	428	417
Mortgage loans	3,567	3,925
Policy loans	6,068	5,904
Interest in PIMCO	286	368
Other investments	1,331	1,194

TOTAL INVESTMENTS	37,463	37,493
Cash and cash equivalents	1,396	810
Deferred policy acquisition costs	4,248	3,787
Other assets	1,190	1,278
Separate account assets	48,900	37,940

TOTAL ASSETS	$93,197	$81,308

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$30,744	$30,143
Future policy benefits	5,341	5,098
Short-term and long-term debt	199	216
Other liabilities	1,736	1,788
Separate account liabilities	48,900	37,940

TOTAL LIABILITIES	86,920	75,185

Commitments and contingencies (Note 19)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	505	502
Unearned ESOP shares		(8)
Retained earnings	5,244	4,839
Accumulated other comprehensive income	498	760

TOTAL STOCKHOLDER’S EQUITY	6,277	6,123

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$93,197	$81,308

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
REVENUES
Policy fees and insurance premiums	$1,538	$1,361	$1,367
Net investment income	2,047	1,921	1,838
Net realized investment gain	61	23	2
Realized investment gain on interest in PIMCO	32	104	169
Commission revenue	287	274	270
Investment advisory fees	399	317	248
Other income	63	38	26

TOTAL REVENUES	4,427	4,038	3,920

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,219	1,198	1,125
Policy benefits paid or provided	780	706	715
Commission expenses	824	732	721
Operating expenses	803	796	669

TOTAL BENEFITS AND EXPENSES	3,626	3,432	3,230

INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	801	606	690
Provision for income taxes	196	101	142

INCOME FROM CONTINUING OPERATIONS	605	505	548
Discontinued operations, net of taxes	(1)	41	33
Cumulative adjustments due to changes in accounting principles		(2)	(19)
Minority interest	(14)	(2)	(1)

NET INCOME	$590	$542	$561

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)
					Unrealized
					Gain (Loss) on
					Derivatives	Unrealized
			Unearned		and Securities	Gain on
	Common	Paid-in	ESOP	Retained	Available for	Interest in	Other,
	Stock	Capital	Shares	Earnings	Sale, Net	PIMCO, Net	Net	Total
	(In Millions)
BALANCES, JANUARY 1, 2004	$30	$500	($29)	$3,736	$835	$233	($3)	$5,302
Comprehensive income:
Net income				561				561
Other comprehensive income (loss)					74	(101)	(5)	(32)

Total comprehensive income								529
Other equity adjustments		(3)	12					9

BALANCES, DECEMBER 31, 2004	30	497	(17)	4,297	909	132	(8)	5,840
Comprehensive income:
Net income				542				542
Other comprehensive income (loss)					(227)	(49)	3	(273)

Total comprehensive income								269
Other equity adjustments		5	9					14

BALANCES, DECEMBER 31, 2005	30	502	(8)	4,839	682	83	(5)	6,123
Comprehensive income:
Net income				590				590
Other comprehensive income (loss)					(246)	(18)	2	(262)

Total comprehensive income								328
Dividends paid				(185)				(185)
Other equity adjustments		3	8					11

BALANCES, DECEMBER 31, 2006	$30	$505	$0	$5,244	$436	$65	($3)	$6,277

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income excluding discontinued operations	$591	$501	$528
Adjustments to reconcile net income excluding discontinued operations to net cash provided by operating activities:
Equity in earnings of equity method investments in excess of distributions	1	(58)	(32)
Net accretion on fixed maturity securities	(126)	(96)	(75)
Depreciation and other amortization	66	36	37
Deferred income taxes	47	63	(54)
Net realized investment gain	(61)	(23)	(2)
Realized investment gain on interest in PIMCO	(32)	(104)	(169)
Net change in deferred policy acquisition costs	(496)	(452)	(376)
Interest credited to policyholder account balances	1,219	1,198	1,125
Change in future policy benefits and other insurance liabilities	502	172	76
Other operating activities, net	298	373	521

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	2,009	1,610	1,579
Net cash used in operating activities of discontinued operations	(22)	(79)	(28)

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,987	1,531	1,551

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(5,037)	(4,061)	(6,020)
Sales	2,039	1,509	1,133
Maturities and repayments	2,937	2,381	2,223
Repayments of mortgage loans	1,330	423	1,833
Purchases of mortgage loans and real estate	(1,140)	(1,153)	(1,299)
Change in policy loans	(164)	(275)	(222)
Interest in PIMCO	88	266	500
Purchases and terminations of derivative instruments	(9)	105	469
Change in collateral received or pledged	143	(317)	(119)
Other investing activities, net	(237)	(421)	332

NET CASH USED IN INVESTING ACTIVITIES	(50)	(1,543)	(1,170)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2006	2005	2004
	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$4,760	$5,275	$5,633
Withdrawals	(5,940)	(5,389)	(5,575)
Net change in short-term debt	(3)	(1)	(109)
Issuance of long-term debt	9	2
Payments of long-term debt	(19)	(23)
Dividends paid	(169)
Other financing activities	11	10	11

NET CASH USED IN FINANCING ACTIVITIES	(1,351)	(126)	(40)

Net change in cash and cash equivalents	586	(138)	341
Cash and cash equivalents, beginning of year	810	948	607

CASH AND CASH EQUIVALENTS, END OF YEAR	$1,396	$810	$948

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Income taxes paid	$35	$237	$129
Interest paid	$16	$16	$13

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is domiciled in the State of Nebraska as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a California mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the California Department of Insurance (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

From time to time, insurance companies review their states of legal domicile. Many factors are involved in this review including a state’s premium tax rate. Because state imposed premium taxes are generally based on the higher of the domiciliary state’s premium tax rate or the local state rate, insurers domiciled in high tax rate states pay a retaliatory tax to states where the business is originated. After consideration of this and other factors, Pacific Life transferred its legal domicile from the State of California to the State of Nebraska effective September 1, 2005 (the Redomestication).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, individual annuities, pension and institutional products, and broker-dealer operations. Pacific Life’s primary business operations provide life insurance products, individual annuities and mutual funds, and offer to individuals, businesses, and pension plans a variety of investment products and services.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) in which the Company was determined to be the primary beneficiary. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $93 million and $30 million as of December 31, 2006 and 2005, respectively.

Pacific Life prepares its regulatory financial statements in accordance with statutory accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI) subsequent to the Redomestication and on accounting practices prescribed or permitted by the CA DOI prior to the Redomestication. These consolidated financial statements materially differ from those filed with regulatory authorities (Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In developing these estimates, management makes subjective and complex judgments that are inherently uncertain and subject to material change as facts and circumstances develop. Management has identified the following estimates as significant, as they involve a higher degree of judgment and are subject to a significant degree of variability: deferred policy acquisition costs (DAC), investment valuation, including other than temporary impairments, derivative valuation, liabilities for future policy benefits, provision for income taxes, and accounting for employee benefit plans.

As of December 31, 2006, the Company reclassified payments in transit drawn on bank accounts, for which there was no cash on deposit, to other liabilities rather than a reduction in cash and cash equivalents. Prior year amounts were reclassified in the Company’s consolidated statements of financial condition and consolidated statements of cash flows to conform to the current period presentation. Payments in transit were $138 million, $112 million and $111 million as of December 31, 2005, 2004 and 2003, respectively. Certain other prior year amounts have been reclassified to conform to the 2006 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

In April 2006, the Financial Accounting Standards Board (FASB) issued a FASB Staff Position (FSP) on FASB Interpretation No. (FIN) 46(R)-6, Determining the Variability to Be Considered in Applying FASB Interpretation No. 46(R). This FSP addresses how an entity determines the variability to be considered in applying FIN 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46(R)). The variability affects the determination of whether an entity is a VIE, which interests are variable interests in an entity, and which party is the primary beneficiary of the VIE. That variability affects any calculation of expected losses and expected residual returns, if such a calculation is necessary. FSP FIN 46(R)-6 was effective for the Company beginning July 1, 2006. The adoption of FSP FIN 46(R)-6 did not impact the Company’s consolidated financial statements.

Effective January 1, 2006, the Company adopted FASB Statement of Financial Accounting Standard (SFAS) No. 154, Accounting Changes and Error Corrections. This statement changes the requirements for the accounting for and reporting of a change in accounting principle and applies to all voluntary changes in accounting principle as well as changes required by a new accounting pronouncement. It establishes, unless impracticable, retrospective application as the required method for reporting a change in accounting principle in the absence of explicit transition requirements specific to a newly adopted accounting principle. Adoption has not impacted the Company’s consolidated financial statements.

Effective January 1, 2006, the Company adopted FSP SFAS No. 115-1 and SFAS No. 124-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. The guidance within the FSP is applicable to debt and equity securities that are within the scope of SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities. The FSP nullifies certain requirements of Emerging Issues Task Force (EITF) Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments, regarding the recognition of other than temporary impairments and restores the guidance for determination of other than temporary impairment to SFAS No. 115, EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets, and Accounting Principles Board (APB) Opinion No. 18, The Equity Method of Accounting for Investments in Common Stock. The FSP adopts the disclosure requirements of EITF Issue No. 03-1. For other than temporarily impaired debt securities, the investor will account for the debt security as if the debt security was purchased on the measurement date of the other than temporary impairment. The discount recorded for the debt security will be amortized over the remaining life of the debt security as a yield adjustment. Adoption did not have a material impact on the Company’s consolidated financial statements.

In June 2005, the EITF reached a consensus on EITF Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights. This EITF addresses whether a partnership should be consolidated by one of its partners and evaluates what considerations are relevant in determining whether a general partner should consolidate a limited partnership. EITF Issue No. 04-5 was effective in the third quarter of 2005 for new agreements subsequent to July 1, 2005, and in the first quarter of 2006 for agreements existing prior to July 1, 2005. The adoption of EITF Issue No. 04-5 had no impact on the Company’s consolidated financial statements.

In March 2005, the FASB issued FSP FIN 46(R)-5, Implicit Variable Interests Under FASB Interpretation No. 46(R), Consolidation of Variable Interest Entities. This FSP addresses whether a reporting entity has an implicit variable interest in a VIE that commonly arises in leasing arrangements among related parties, as well as other types of arrangements involving both related and unrelated parties. This FSP was effective in the second quarter of 2005 and had no impact on the Company’s consolidated financial statements.

In March 2005, the FASB issued FIN 47, Accounting for Conditional Asset Retirement Obligations. FIN 47 clarifies that the term “conditional asset retirement obligation” as used in SFAS No. 143, Accounting for Asset Retirement Obligations, refers to a legal obligation to perform an asset retirement activity in which the timing and (or) method of settlement are conditional on a future event that may or may not be within the control of the entity. The obligation to perform the asset retirement activity is unconditional even though uncertainty exists about the timing and (or) method of settlement. Uncertainty about the timing and (or) method of settlement of a conditional asset retirement obligation should be factored into the measurement of the liability when sufficient information exists to make a reasonable estimate of the fair value of the obligation. FIN 47 was adopted in the fourth quarter of 2005 and did not have a significant impact on the Company’s consolidated financial statements.

In December 2004, the FASB issued SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB No. 29, Accounting for Nonmonetary Transactions. This statement eliminates the exception from fair value measurement for nonmonetary exchanges of similar productive assets and replaces it with an exception for exchanges that do not have commercial substance. This statement specifies that a nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. SFAS No. 153 was effective for nonmonetary asset exchanges occurring beginning in the third quarter of 2005 and did not have a significant impact on the Company’s consolidated financial statements.

Effective January 1, 2004, the Company adopted Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 addresses: 1) separate account presentation; 2) accounting for an insurance company’s proportionate interest in separate accounts; 3) transfers of assets from the general account to a separate account; 4) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits (GMDB) and annuitization benefits; and 5) accounting for sales inducements. In September 2004, the AICPA subsequently issued a Technical Practice Aid, which contains interpretive guidance on applying certain provisions of SOP 03-1. The interpretive guidance has been incorporated into the adoption of SOP 03-1.

The Company’s accounting is consistent with the provisions of SOP 03-1 relating to separate account reporting. The adoption of these provisions of SOP 03-1 did not impact the Company’s consolidated financial statements.

Certain variable annuity (VA) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from that insurance benefit, including GMDB and guaranteed living income benefits (GLIB). A liability is required to be established in addition to the account balance to recognize the portion of such assessments that compensate the insurance enterprise for benefits to be provided in future periods. The Company had historically established GMDB reserves and recorded a liability of $32 million as of December 31, 2003. There were no GLIB reserves established as of December 31, 2003. Upon the adoption of SOP 03-1, these reserves were increased by $24 million, with the GMDB reserve increased by $17 million to $49 million and the GLIB reserve was established at $7 million. Additionally, the present value of estimated gross profits underlying the VA DAC calculation was revised for the requirements of SOP 03-1, resulting in a $10 million reduction of the VA DAC asset.

Certain universal life (UL) and variable universal life (VUL) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from the insurance benefit, including policy death benefits, no lapse guarantee riders (NLGR) and related reinsurance ceded coverages. A liability, net of reinsurance ceded, is required in addition to the account balance to recognize the portion of such assessments that compensates the insurance enterprise for benefits to be provided in future periods. The Company had historically established a reserve for reinsurance cost on one life reinsurance agreement and recorded a liability of $37 million as of December 31, 2003. Upon the adoption in 2004 of SOP 03-1, the reserve was decreased by $4 million. There were no NLGR or annuitization reserves established as of December 31, 2003. Upon adoption of SOP 03-1, reserves totaling $0.2 million for the NLGR insurance benefits and $0.1 million for annuitization were established. Additionally, the present value of estimated gross profits underlying the Company’s UL and VUL DAC calculation was not impacted and there was no resulting DAC impact.

Certain in force UL contracts have bonus interest features. None of these contract bonus interest features met the specific sales inducement criteria established in SOP 03-1. Therefore, the Company’s existing practice of accruing a bonus interest liability ratably over the period during which the bonus is earned up to the time it is credited to the contract holder account balance has been continued without modification.

As a result of the adoption of SOP 03-1, the Company recorded a decrease in net income of $19 million, net of tax, as a cumulative adjustment due to a change in accounting principle for the year ended December 31, 2004.

In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46). FIN 46 addresses whether certain types of entities, referred to as VIEs, should be consolidated in the Company’s consolidated financial statements. A VIE is an entity in which the equity investors lack certain essential characteristics of a controlling financial interest or that lacks sufficient equity to finance its own activities without financial support provided by other entities. A company is considered the primary beneficiary and must consolidate a VIE if it has a variable interest that will absorb a majority of the expected losses if they occur, receive a majority of the entity’s expected returns, or both. In December 2003, the FASB issued FIN 46(R). FIN 46(R) replaced FIN 46 to clarify and revise a number of key elements of FIN 46, including the definition of VIE and the treatment of fees paid to decision makers. Upon adoption of FIN 46(R) on January 1, 2005, the provisions of FIN 46(R) were applied to VIEs created after December 31, 2003.

The consolidation requirements for the Company’s VIEs, created prior to December 31, 2003, were applied effective January 1, 2005. The Company has determined that it is the primary beneficiary of a Collateralized Debt Obligation (CDO) VIE of high-yield debt securities that it sponsored in 1998 (Note 4). In accordance with the transition provisions of FIN 46(R), the Company increased assets $67 million, liabilities $65 million, including non-recourse debt of $62 million, accumulated other comprehensive income $4 million and decreased net income by $2 million as a cumulative adjustment due to a change in accounting principle upon the adoption of FIN 46(R). This decrease in net income is a non-economic loss that is anticipated to reverse into income at the termination of the VIE.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115. This statement permits companies to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. This statement also established presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. This statement is effective beginning January 1, 2008. The Company is currently evaluating the impact of SFAS No. 159 on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans — an amendment of FASB Statements No. 87, 88, 106, and 132R. This statement requires an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. This statement is effective for the Company as of December 31, 2007. The Company is currently evaluating the impact of SFAS No. 158 on its consolidated financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in U.S. GAAP, and expands disclosures about fair value measurements. This statement is effective beginning January 1, 2008. The Company is currently evaluating the impact of SFAS No. 157 on its consolidated financial statements.

In June 2006, the FASB issued FIN 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (FIN 48). FIN 48 presents a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. There is a two-step evaluation process. The first step is recognition and a company must determine whether it is more likely than not that a tax position will be sustained. The second step is measurement. A company that meets the more likely than not tax position should measure the tax position at the largest amount of benefit that is greater than 50 percent chance of being realized upon ultimate settlement. FIN 48 is effective for the Company beginning January 1, 2007. The adoption of FIN 48 is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Instruments. SFAS No. 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125. SFAS No. 155 (i) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (ii) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133; (iii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (iv) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and (v) amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for the Company beginning January 1, 2007. The adoption of SFAS No. 155 is not expected to have a material impact on the Company’s consolidated financial statements.

In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This SOP provides guidance on accounting for DAC on internal replacements or insurance and investment contracts other than those described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. A replacement contract that is substantially changed will be accounted for as an extinguishment of the replaced contract resulting in a release of unamortized deferred acquisition costs, unearned revenue and deferred sales inducements associated with the replaced contract. The guidance in SOP 05-1 will be applied prospectively and is effective for the Company for internal replacements beginning January 1, 2007. SOP 05-1 may have a material impact on the Company’s consolidated financial statements.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of other comprehensive income (OCI). For mortgage-backed securities and asset-backed securities (ABS) included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain.

Investment income consists primarily of interest and dividends, net investment income from partnership interests, prepayment fees on fixed maturity securities and mortgage loans, and income from certain derivatives. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Amortization of premium and accretion of discount on fixed maturity securities is recorded using the effective interest method.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves, provided by a major independent data service, which determines the discount yield based upon the security’s weighted-average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows.

The following table identifies the estimated fair value of fixed maturity securities by pricing sources:

	December 31, 2006		December 31, 2005
	Fixed Maturities	% of Total	Fixed Maturities	% of Total
	at Estimated	Estimated	at Estimated	Estimated
	Fair Value	Fair Value	Fair Value	Fair Value
		(In Millions)
Independent market quotations	$19,708	76.4%	$19,383	75.5%
Matrix-priced	5,455	21.2%	5,474	21.3%
Other methods	620	2.4%	828	3.2%

	$25,783	100.0%	$25,685	100.0%

The matrix-priced securities primarily consist of private placements and have an average duration of five years as of December 31, 2006 and 2005.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:
•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer
Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain. The Company also includes other than temporary impairment write-downs in net realized investment gain.

Mortgage loans, net of deferred origination fees, valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Other investments primarily consist of partnership and joint ventures, real estate investments, derivative instruments, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position. Real estate investments are carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain. Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $24 million, $23 million and $24 million for the years ended December 31, 2006, 2005 and 2004, respectively.

The Company loans securities in connection with its securities lending program administered by an authorized financial institution. The Company requires an amount equal to 102% of the estimated fair value of the loaned securities to be separately maintained as collateral for the loaned securities. The collateral is restricted and not available for general use. Securities loaned were $187 million and $256 million as of December 31, 2006 and 2005, respectively.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2006 and 2005, the carrying value of DAC was $4.2 billion and $3.8 billion, respectively (Note 7).

For UL, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. Actual gross margins or profits can vary from management’s estimates, which can increase or decrease the rate of DAC amortization. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, rider utilization, interest spreads, and mortality margins. The Company’s long-term assumption for the underlying separate account investment return ranges up to 8.0%.

A change in the assumptions utilized to develop EGPs results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization. All critical assumptions utilized to develop EGPs are evaluated at least annually and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change (Note 7).

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 5.0% of each deposit. Capitalized sales inducements were $133 million and $472 million as of December 31, 2006 and 2005, respectively.

GOODWILL FROM ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting. Goodwill from acquisitions, included in other assets, totaled $47 million and $51 million as of December 31, 2006 and 2005, respectively. The Company recorded a goodwill impairment write-down of $3 million recorded in operating expenses during the year ended December 31, 2006. There were no goodwill impairment write-downs during the years ended December 31, 2005 and 2004.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on UL and investment-type contracts, such as funding agreements, fixed account liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 2.0% to 8.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of expected future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.5% to 11.0%.

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods, or unearned revenue reserves, are recognized in income over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is recorded directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

Dividends to policyholders are accrued based on dividend formulas approved by the Pacific Life Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of

December 31, 2006 and 2005, participating experience rated policies paying dividends represent less than 1% of direct life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for UL and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts.

Commission revenue from the Company’s broker-dealer subsidiaries is generally recorded on the trade date. Related commission expense is recorded when incurred.

Investment advisory fees are primarily fees earned from the Pacific Select Fund, the investment vehicle provided to the Company’s VUL and variable annuity contract holders. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating expenses and recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized on the straight-line method over estimated useful lives, which range from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns under a tax sharing agreement. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. However, on certain separate account products, the Company does contractually guarantee either a minimum return or account value, for which liabilities have been recorded in future policy benefits. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 9 and 12, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY RESULTS

Pacific Life prepares its regulatory statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the NE DOI subsequent to the Redomestication, and accounting practices prescribed or permitted by the CA DOI prior to the Redomestication, both of which are a comprehensive basis of accounting other than U.S. GAAP. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis. Pacific Life’s use of permitted statutory accounting practices does not have a significant impact on statutory surplus and capital.

STATUTORY NET INCOME AND SURPLUS

Statutory net income of Pacific Life was $362 million, $234 million and $508 million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus of Pacific Life was $3,218 million and $3,009 million as of December 31, 2006 and 2005, respectively.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners (NAIC) to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2006 and 2005, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The payment of dividends by Pacific Life to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for preceding twelve months ended December 31. Generally, these restrictions pose no short-term liquidity concerns for Pacific LifeCorp. Based on these restrictions and 2006 statutory results, Pacific Life could pay $317 million in dividends in 2007 without prior approval from the NE DOI.

During the year ended December 31, 2006, Pacific Life paid two dividends totaling $185 million to Pacific LifeCorp; a $25 million dividend, consisting of $9 million in cash and a real estate investment with an estimated fair value of $16 million, and a $160 million cash dividend. No dividends were paid during 2005 and 2004.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2006 statutory results, PL&A could pay $5 million in dividends to Pacific Life in 2007 without prior regulatory approval. No dividends were paid during 2006, 2005 and 2004.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities and policy loans, amounted to $280 million and $285 million as of December 31, 2006 and 2005, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $306 million and $311 million as of December 31, 2006 and 2005, respectively. The net contribution to income from the Closed Block amounted to $2 million, $1 million and $2 million and is primarily included in policy fees and insurance premiums, net investment income, and policy benefits paid or provided for the years ended December 31, 2006, 2005 and 2004, respectively.

4.	VARIABLE INTEREST ENTITIES

The following table presents, as of December 31, 2006 and 2005, the total assets and maximum exposure to loss relating to VIEs, which the Company (i) has consolidated because it is the primary beneficiary and (ii) holds a significant variable interest, but has not consolidated because it is not the primary beneficiary:

	December 31, 2006
	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss
		(In Millions)
Private equity fund	$98	$13
Collateralized debt obligations	27	3	$50	$1
Asset-backed securities			2,466	266
Asset Management Finance Corporation			128	55

	$125	$16	$2,644	$322

	December 31, 2005
	Primary Beneficiary		Not Primary Beneficiary
		Maximum		Maximum
	Total	Exposure to	Total	Exposure to
	Assets	Loss	Assets	Loss
		(In Millions)
Private equity fund	$46	$4
Collateralized debt obligations	42	5	$94	$4
Asset-backed securities			1,067	231
Asset Management Finance Corporation			88	37

	$88	$9	$1,249	$272

PRIVATE EQUITY FUND

Private equity fund is a limited partnership that was established in July 2005 and is the general partner of two funds that invest in private equity funds for outside investors. The Company provides investment management services to the fund for a fee and receives carried interest based upon the performance of the fund. The Company has not guaranteed the performance, liquidity or obligations of the fund, and the Company’s maximum exposure to loss is equal to the carrying amounts. The Company was determined to be the primary beneficiary of this VIE and it was consolidated into the financial statements of the Company. VIE debt consolidated from private equity fund was zero and $2 million as of December 31, 2006 and 2005, respectively.

COLLATERALIZED DEBT OBLIGATIONS

The Company is the collateral manager and beneficial interest holder of three CDOs of high yield debt securities. As the collateral manager, the Company earns management fees on the outstanding asset balance, which are recorded in net investment income as earned. The collateral management fees were insignificant for the years ended December 31, 2006, 2005 and 2004. The Company has not guaranteed the performance, liquidity or obligations of the CDOs. The maximum exposure to loss is limited to the carrying amounts of retained interests. Upon adoption of FIN 46(R) on January 1, 2005 for VIEs created prior to December 31, 2003 (Note 1), the Company determined that it is the primary beneficiary of one CDO that it sponsored in 1998 and it was consolidated into the financial statements of the Company. Non-recourse debt consolidated from the CDO was $22 million and $39 million as of December 31, 2006 and 2005, respectively. The remaining CDOs are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities.

ASSET-BACKED SECURITIES

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in ABS. These beneficial interests are issued from bankruptcy-remote special purpose entities (SPE), which are collateralized by financial assets including corporate debt. The Company has not guaranteed the performance, liquidity or obligations of the SPEs, and the Company’s maximum exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The ABS are not consolidated by the Company as the Company has determined that it is not the primary beneficiary of these entities.

ASSET MANAGEMENT FINANCE CORPORATION

In September 2004, Pacific Life acquired a 49.7% common stock ownership in Asset Management Finance Corporation (AMFC), a financial advisor for investment management firms, for $40 million. Pacific Life was determined to be the primary beneficiary of this VIE, and AMFC was consolidated in the financial statements of the Company effective September 2004. In December 2005, a reconsideration event occurred when AMFC issued additional common stock to an outside investor. Pacific Life was no longer considered the primary beneficiary and AMFC was deconsolidated from the financial statements effective December 31, 2005. Pacific Life’s common stock ownership was reduced to 43% as of December 31, 2005 and is accounted for under the equity method. In December 2006, Pacific Life funded $20 million in subordinated debt to AMFC.

5.	INTEREST IN PIMCO

The Company owns a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America L.P. (interest in PIMCO). PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. The interest in PIMCO is reported at estimated fair value, as determined by the put and call option price described below, with changes in estimated fair value reported as a component of OCI, net of taxes. As of December 31, 2006, the interest in PIMCO had an estimated fair value of $286 million.

In May 2000, Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO, other than those beneficially owned by the Company. In connection with this transaction, the interest in PIMCO is subject to a Continuing Investment Agreement (Agreement) with Allianz that provides for put options held by the Company, and call options held by Allianz, respectively. The per unit option amount, as determined by a formula in the Agreement, is subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. The per unit value as of December 31, 2006 and 2005 was $596,084 and $585,044, respectively. The Agreement also limits the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount, as defined in the Agreement, as of December 31 of the preceding calendar year. In January 2005, the Company and Allianz reached an agreement whereby Allianz agreed to pay an additional $5,373 per unit for all of the Company’s interest in PIMCO. The higher unit price was applied retroactively to all units previously sold and will be applied prospectively to the sale of all remaining units. The Company recognized a pre-tax gain of $1 million and $17 million during the years ended December 31, 2006 and 2005, respectively, related to this agreement.

In May 2006, Allianz exercised a call option of $88 million to purchase a portion of the Company’s interest in PIMCO. The pre-tax gain recognized for the year ended December 31, 2006 was $31 million.

During the year ended December 31, 2005, Allianz exercised a call option and bought approximately $250 million of the Company’s interest in PIMCO. The pre-tax investment gain recognized for the year ended December 31, 2005 was $87 million.

During the year ended December 31, 2004, Allianz exercised two call options and bought approximately $500 million of the Company’s interest in PIMCO. The pre-tax investment gain recognized for the year ended December 31, 2004 was $169 million.

Distributions are dependent on the performance of PIMCO and will be subject to certain limitations as defined in the contractual agreements. Distributions, which are included in net investment income, totaled $13 million, $20 million and $40 million for the years ended December 31, 2006, 2005 and 2004, respectively.

6.	DISCONTINUED OPERATIONS

On April 27, 2005 (Closing Date), a transaction was closed whereby the Company sold its group insurance segment business to PacifiCare Health Systems, Inc. (PacifiCare). The transaction is structured as a coinsurance arrangement whereby the Company will cede to PacifiCare future premiums received for its existing group insurance segment business and PacifiCare will assume future claim liabilities following the Closing Date. Group insurance segment liabilities arising prior to the Closing Date will not be reinsured. PacifiCare also obtained renewal rights for the existing business as of the Closing Date.

Operating results of discontinued operations, relating to the group insurance segment, were as follows:

	Years Ended December 31,
	2006	2005	2004
	(In Millions)
Revenues	$5	$221	$814
Benefits and expenses	6	185	763

Income (loss) from discontinued operations	(1)	36	51
Provision for income taxes		13	18

Income (loss) from discontinued operations, net of tax	(1)	23	33

Net gain on sale of discontinued operations		28
Provision for income taxes		10

Net gain on sale of discontinued operations, net of taxes	—	18	—

Discontinued operations, net of taxes	($1)	$41	$33

Fixed assets related to discontinued operations of $4 million as of the Closing Date were transferred to PacifiCare and disposed of in connection with the sale.

7.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Balance, January 1	$3,787	$3,278	$2,817

Additions:
Capitalized during the year	999	906	868

Amortization:
Allocated to commission expenses	(399)	(355)	(373)
Allocated to operating expenses	(104)	(99)	(119)

Total amortization	(503)	(454)	(492)

Allocated to OCI, net unrealized (gains) losses	(35)	57	85

Balance, December 31	$4,248	$3,787	$3,278

During the years ended December 31, 2006, 2005 and 2004, the Company revised certain assumptions to develop EGPs for its variable products subject to DAC amortization (Note 1). This resulted in a decrease in DAC amortization expense of $16 million for the year ended December 31, 2006 and increases in DAC amortization expense of $29 million and $25 million for the years ended December 31, 2005 and 2004, respectively. The revised EGPs also resulted in increased amortization of unearned revenue of $4 million, $5 million and $40 million for the years ended December 31, 2006, 2005 and 2004, respectively.

8.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities attributable to the hedged risk in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
As of December 31, 2006:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$45	$5		$50
Obligations of states and political subdivisions	1,220	205	$4	1,421
Foreign governments	332	32	1	363
Corporate securities	15,455	521	133	15,843
Mortgage-backed and asset-backed securities	7,740	165	102	7,803
Redeemable preferred stock	283	21	1	303

Total fixed maturity securities	$25,075	$949	$241	$25,783

Total equity securities	$407	$27	$6	$428

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
As of December 31, 2005:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$184	$14		$198
Obligations of states and political subdivisions	1,194	261	$4	1,451
Foreign governments	407	44	5	446
Corporate securities	15,214	729	117	15,826
Mortgage-backed and asset-backed securities	7,676	195	111	7,760
Redeemable preferred stock	4			4

Total fixed maturity securities	$24,679	$1,243	$237	$25,685

Total equity securities	$386	$33	$2	$417

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2006, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$1,868	$27	$5	$1,890
Due after one year through five years	5,827	161	46	5,942
Due after five years through ten years	5,197	176	50	5,323
Due after ten years	4,443	420	38	4,825

	17,335	784	139	17,980

Mortgage-backed and asset-backed securities	7,740	165	102	7,803

Total	$25,075	$949	$241	$25,783

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and other securities, which include equity securities available for sale and other cost method investments, where the estimated fair value has declined and remained below the net carrying amount.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2006:
Obligations of states and political subdivisions	17	$78	($4)
Foreign governments	4	38	(1)
Corporate securities	596	6,453	(133)
Federal agency mortgage-backed securities	463	4,307	(102)
Redeemable preferred stock	4	27	(1)

Total fixed maturity securities	1,084	10,903	(241)
Total other securities	46	233	(23)

Total	1,130	$11,136	($264)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2006:
Obligations of states and political subdivisions				17	$78	($4)
Foreign governments				4	38	(1)
Corporate securities	227	$2,680	($29)	369	3,773	(104)
Federal agency mortgage-backed securities	124	1,325	(16)	339	2,982	(86)
Redeemable preferred stock				4	27	(1)

Total fixed maturity securities	351	4,005	(45)	733	6,898	(196)
Total other securities	15	74	(5)	31	159	(18)

Total	366	$4,079	($50)	764	$7,057	($214)

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2005:
Obligations of states and political subdivisions	20	$109	($4)
Foreign governments	1	30	(5)
Corporate securities	493	5,201	(117)
Federal agency mortgage-backed securities	435	4,384	(111)

Total fixed maturity securities	949	9,724	(237)
Total other securities	42	141	(13)

Total	991	$9,865	($250)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2005:
Obligations of states and political subdivisions	10	$41	($1)	10	$68	($3)
Foreign governments				1	30	(5)
Corporate securities	328	3,788	(66)	165	1,413	(51)
Federal agency mortgage-backed securities	244	2,670	(48)	191	1,714	(63)

Total fixed maturity securities	582	6,499	(115)	367	3,225	(122)
Total other securities	17	101	(3)	25	40	(10)

Total	599	$6,600	($118)	392	$3,265	($132)

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Fixed maturity securities	$1,411	$1,396	$1,327
Equity securities	28	20	10
Mortgage loans	300	219	233
Real estate	58	56	61
Policy loans	193	197	187
Partnerships/joint ventures	133	108	113
Other	47	49	29

Gross investment income	2,170	2,045	1,960
Investment expense	123	124	122

Net investment income	$2,047	$1,921	$1,838

Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of $61 million, $21 million and $62 million for the years ended December 31, 2006, 2005 and 2004, respectively.

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Fixed maturity securities:
Gross gains on sales	$39	$43	$49
Gross losses on sales	(37)	(64)	(24)
Other than temporary impairments	(6)	(32)	(86)
Other	12	4	13

Total fixed maturity securities	8	(49)	(48)

Equity securities:
Gross gains on sales	14	20	6
Gross losses on sales			(1)
Other than temporary impairments	(3)		(1)
Other	1	1	1

Total equity securities	12	21	5

Trading securities	2	(8)	8
Real estate	9	8	5
Mortgage loans		(2)	(5)
Derivatives	26	63	46
Other investments	4	(10)	(9)

Total	$61	$23	$2

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Available for sale securities:
Fixed maturity	($298)	($473)	($43)
Equity	(10)	(32)	38

Total	($308)	($505)	($5)

Trading securities	($2)	($14)	($3)

Trading securities totaled $46 million and $72 million as of December 31, 2006 and 2005, respectively. The cumulative unrealized gains on trading securities held as of December 31, 2006 and 2005, were $2 million and $4 million, respectively.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2006 and 2005, totaled $26 million and $13 million, respectively.

As of December 31, 2006 and 2005, fixed maturity securities of $19 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company had no investments that exceeded 10% of total stockholder’s equity as of December 31, 2006.

Mortgage loans on real estate are collateralized by properties primarily located throughout the U.S. As of December 31, 2006, $815 million, $312 million, $278 million, $251 million and $230 million were located in California, District of Columbia, North Carolina, Texas and Washington, respectively. As of December 31, 2006, $326 million was located in Canada.

The Company had a mortgage loan general valuation allowance of $26 million as of December 31, 2006 and 2005. During the year ended December 31, 2005, one mortgage loan with a balance of $4 million was foreclosed and transferred to real estate at a value of $2 million. During the year ended December 31, 2004, the Company received a discounted loan payoff that resulted in a direct write-down of $5 million. Additionally during 2004, one mortgage loan with a balance of $6 million was foreclosed and transferred to real estate. This real estate investment was subsequently sold in 2004, resulting in a $1 million gain.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2006 or 2005.

Investments in real estate totaled $151 million and $129 million as of December 31, 2006 and 2005, respectively. There were no real estate write-downs during the years ended December 31, 2006, 2005 and 2004.

9.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, options, and exchange traded futures contracts.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques, including Value-at-Risk and regression analysis. In certain circumstances, hedge effectiveness has been established because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

The following table is a reconciliation of the notional amount by derivative type and hedging strategy:

	December 31,			December 31,
	2005	Additions	Terminations	2006

	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$10,037	$703	$1,080	$9,660
Forward starting interest rate swap agreements	775	1,110	100	1,785
Interest rate swaps	595	330	266	659

	11,407	2,143	1,446	12,104

Fair value hedges:
Interest rate swaps	1,034		178	856
Foreign currency interest rate swaps	96			96
Other	43			43

	1,173	—	178	995

Derivatives not designated as hedging instruments:
Variable annuity riders	11,468	10,629	3,007	19,090
Synthetic GICs	8,052	2,864	555	10,361
Total return swaps	1,525	997	27	2,495
Floors and options	395	39	6	428
Credit default swaps	135	50	20	165
Other	299	678	223	754

	21,874	15,257	3,838	33,293

Total	$34,454	$17,400	$5,462	$46,392

The following table is a summary of estimated fair value by derivative type and hedging strategy:

	December 31,
	2006	2005

	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$301	($20)
Forward starting interest rate swap agreements	(5)	(20)
Interest rate swaps	(3)	(3)

Total	$293	($43)

Fair value hedges:
Interest rate swaps	$15	$13
Foreign currency interest rate swaps	(2)	(7)
Other	(1)

Total	$12	$6

Derivatives not designated as hedging instruments:
Variable annuity riders	$84	$43
Total return and equity put swaps	(38)	3
Floors and options	1
Credit default swaps	2
Other	(13)	(9)

Total	$36	$37

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represent an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 22 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, Swiss Franc, and Canadian Dollar.

Forward starting interest rate swaps and financial futures contracts are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominantly used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominantly used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

For the year ended December 31, 2006, the Company had a net loss of $2 million reclassified from accumulated OCI to earnings resulting from the discontinuance of cash flow hedges due to forecasted transactions that were no longer probable of occurring. For the years ended December 31, 2006, 2005 and 2004, the ineffectiveness related to cash flow hedges was insignificant. Over the next twelve months, the Company anticipates that $15 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the years ended December 31, 2006, 2005 and 2004, all of the Company’s hedged forecasted transactions were determined to be probable of occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in the benchmark interest rate.

Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.

For the years ended December 31, 2006, 2005, and 2004, the ineffectiveness related to fair value hedges was insignificant. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company issues certain insurance and reinsurance contracts that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten-year holding period, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over a 14-year, 20-year, or lifetime period, subject to certain restrictions. These variable annuity riders are considered embedded derivatives and are recorded in future policy benefits at estimated fair value, with changes in their estimated fair value of $41 million, $1 million and $42 million recorded in net realized investment gain for the years ended December 31, 2006, 2005 and 2004, respectively. Additionally, certain policy fee revenue related to these variable annuity riders of $64 million, $29 million and $22 million is included in net realized investment gain for the years ended December 31, 2006, 2005 and 2004, respectively. The Company currently employs a hedging strategy for the variable annuity riders by entering into equity put swaps to hedge against movements in the equity markets. The equity put swaps involve a periodic fixed rate payment for the return of the equity index below a strike price at the end of the swap agreement. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company utilizes total return swaps based upon the S&P 500 Index (S&P 500) primarily to hedge the equity risk of the mortality and expense fees in its variable annuity products. These contracts provide periodic payments to the Company in exchange for the total return of the S&P 500 in the form of a payment or receipt, depending on whether the return is positive or negative, respectively.

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. The Company does not manage the assets underlying synthetic GICs and is not subject to the investment risk. The Company pre-approves all investment guidelines to mitigate any investment risk. The Company receives a fee for providing liquidity to the benefit plan sponsor in the event that qualified plan benefit requests exceed plan cash flows. In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the ERISA Plan the difference. The estimated fair value of the assets was below the book value under the contracts by $64 million and $39 million as of December 31, 2006 and 2005, respectively. The Company did not record a contingent liability as the probability of making a payment under these provisions was considered remote.

The Company also enters into total return swaps, credit default swaps and interest rate swaps without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s equity risk, interest rate risk, credit risk, and for yield enhancement.

Credit default swaps (sell protection), in combination with fixed maturity securities, are used to replicate the investment characteristics of another investment or instrument that may operate as a substitute for a cash market investment and increase the exposure to credit risk in underlying securities. The Company also enters into credit default swaps (buy protection) to economically reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness without applying hedge accounting. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

Net realized investment gains (losses) resulting from realized gains and losses, changes in estimated fair value, and periodic net settlements related to derivative instruments not designated as hedges, other than variable annuity riders were ($76) million, $10 million and ($17) million for the years ended December 31, 2006, 2005 and 2004, respectively.

CREDIT EXPOSURE

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of collateral received, if any. The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. As of December 31, 2006, the Company received collateral of $272 million and pledged collateral of $19 million to other counterparties. In addition, each counterparty is reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for the Company from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Because exchange traded futures and options are transacted through a regulated exchange, and positions are marked to market and settled on a daily basis, the Company has little exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. The Company is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

For all derivative contracts with a counterparty, the Company enters into master agreements that may include a termination event clause associated with the Company’s credit rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2006, the Company was above the specified level.

The following table summarizes the notional amount and credit exposure for all derivatives for which the Company has credit exposure to a counterparty:

	December 31, 2006
	Notional	Credit
	Amount	Exposure

	(In Millions)
AAA	$1,324	$44
AA	7,043	106
A	405	13

Total	$8,772	$163

10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2006	2005

	(In Millions)
Universal life	$17,064	$16,376
Funding agreements	8,016	7,276
Fixed account liabilities	4,396	4,927
GICs	1,268	1,564

Total	$30,744	$30,143

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2006	2005

	(In Millions)
Annuity reserves	$3,994	$3,881
Unearned revenue reserve	590	469
Closed block liabilities	308	311
Life insurance	281	259
Policy benefits payable	154	161
Other	14	17

Total	$5,341	$5,098

11.	DEBT

	December 31,
	2006	2005

	(In Millions)
Short-term debt	$12	$15

Long-term debt:
Surplus notes	150	150
SFAS No. 133 fair value adjustment	6	10
Other	9
VIE debt (Note 4)	22	41

Total long-term debt	187	201

Total short-term and long-term debt	$199	$216

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2006 and 2005. In addition, Pacific Life has a bank revolving credit facility of $400 million, for which there was no debt outstanding as of December 31, 2006 and 2005. The credit facility matures in 2012. As of December 31, 2006, as well as during the year, Pacific Life was in compliance with the debt covenants related to this facility.

During a majority of the first nine months of 2006 and as of December 31, 2005, Pacific Life was a member of the Federal Home Loan Bank (FHLB) of San Francisco which enabled Pacific Life to borrow from the FHLB of San Francisco amounts that were based on a percentage of statutory capital and surplus. During a majority of the first nine months of 2006, Pacific Life could have borrowed amounts up to $842 million. Of this amount, half, or $421 million, could have been borrowed for terms other than overnight, out to a maximum term of nine months. These borrowings would have been at variable rates of interest, collateralized by certain mortgage loan and government securities.

During the third quarter of 2006, Pacific Life moved its membership in the FHLB from San Francisco to Topeka. This move was due in part to the change in legal domicile from California to Nebraska (Note 1) and will give Pacific Life greater flexibility and borrowing capacity than was previously available with the FHLB of San Francisco. Pacific Life has approval from the FHLB of Topeka to borrow amounts up to 40% of its statutory general account assets provided Pacific Life has available collateral and is in compliance with debt covenant restrictions and insurance laws and regulations. There were no borrowings outstanding with the FHLB of Topeka as of December 31, 2006 or with the FHLB of San Francisco as of December 31, 2005.

M.L. Stern & Co., LLC (MLS), a wholly owned broker-dealer subsidiary, has a broker lending agreement with a bank for a $25 million line of credit, of which $12 million and $15 million were outstanding for the years ended December 31, 2006 and 2005, respectively. The loan bears interest at the Federal funds rate plus a spread; such rates reset daily and were 5.6% and 5.1% as of December 31, 2006 and 2005, respectively. The lending agreement has no specified maturity.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. All future payments of interest and principal on the surplus notes can be made only with the prior approval of the Director of Insurance of the State of Nebraska.

Pacific Life entered into interest rate swaps converting the fixed interest rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. As a result, interest expense on the surplus notes was reduced by earnings from the interest rate swaps of $1 million and $4 million, for the years ended December 31, 2006 and 2005, respectively. In accordance with SFAS No. 133, the interest rate swaps were designated as fair value hedges of the surplus notes, and hedge effectiveness has been established because the interest rate swaps were constructed such that all critical terms of the interest rate swaps exactly match the surplus notes. The SFAS No. 133 fair value adjustment, which increased long-term debt by $6 million and $10 million as of December 31, 2006 and 2005, respectively, represents the cumulative change in the estimated fair value of the interest rate swaps. An offsetting fair value adjustment has also been recorded for the interest rate swap derivative instruments.

In December 2006, a subsidiary of Pacific Asset Management LLC, a wholly owned subsidiary of Pacific Life, entered into a loan with a third party lender for a maximum loan balance of $11.5 million maturing on December 15, 2009. Interest is at variable rates and was 7.8% at December 31, 2006. As of December 31, 2006, $9 million was outstanding on this loan.

12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2006		December 31, 2005
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

	(In Millions)
Assets:
Fixed maturity and equity securities (Note 8)	$26,211	$26,211	$26,102	$26,102
Mortgage loans	3,567	3,682	3,925	4,109
Policy loans	6,068	6,068	5,904	5,904
Interest in PIMCO (Note 5)	286	286	368	368
Other invested assets	134	143	173	187
Derivative instruments	437	437	160	160
Cash and cash equivalents	1,396	1,396	810	810
Liabilities:
Funding agreements and GICs	9,284	9,262	8,840	8,913
Fixed account liabilities	4,396	4,396	4,927	4,927
Short-term and long-term debt	199	208	216	239
Derivative instruments	96	96	160	160
The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2006 and 2005:

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of the private equity investments is based on the ownership percentage of the underlying equity of the investments. The estimated fair value of trading securities is based on quoted market prices.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GICs

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM AND LONG-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates. The estimated fair value of long-term debt is based on market quotes, except for VIE debt for which the carrying amount is a reasonable estimate of its fair value because the interest rate approximates current market rates.

13.	OTHER COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder’s equity. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Gross holding gain (loss):
Securities available for sale	($289)	($529)	($46)
Derivatives	(34)	125	68
Income tax (expense) benefit	114	140	(8)
Reclassification adjustment — realized (gain) loss:
Sale of securities available for sale	(19)	28	43
Derivatives	(15)	(10)	(8)
Income tax expense (benefit)	11	(5)	(12)
Net unrealized gain (loss) on discontinued operations, net of tax	1	(2)	(3)
Allocation of holding (gain) loss to DAC	(35)	57	85
Allocation of holding (gain) loss to future policy benefits	11	(16)	(24)
Income tax expense (benefit)	9	(15)	(21)

Net unrealized gain (loss) on securities available for sale	(246)	(227)	74

Holding gain on interest in PIMCO	6	29	16
Income tax on holding gain	(2)	(10)	(7)
Reclassification of realized gain on sale of interest in PIMCO	(32)	(104)	(169)
Income tax on realized gain	10	36	59

Net unrealized loss on interest in PIMCO	(18)	(49)	(101)
Other adjustments	2	3	(5)

Total OCI	($262)	($273)	($32)

14.	REINSURANCE

The Company has reinsurance agreements with other insurance companies to limit potential losses, reduce exposure arising from larger mortality risks, and provide additional capacity for future growth.

As part of a strategic alliance, the Company also reinsures risks associated with policies written by an independent producer group through modified coinsurance arrangements with this producer group’s reinsurance company.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers or other features at any time.

Certain NLGR benefits of Pacific Life’s UL insurance products are subject to Actuarial Guideline 38 (AG 38) statutory reserving requirements. U.S. GAAP benefit reserves for such riders are based on SOP 03-1. In October 2005, the NAIC adopted revisions to AG 38 resulting in additional statutory reserves on UL products with NLGRs issued after June 30, 2005. The additional statutory reserves totaled $101 million and $20 million as of December 31, 2006 and

2005, respectively. U.S. GAAP benefit reserves were $7 million and $1 million as of December 31, 2006 and 2005, respectively.

Both the AG 38 and U.S. GAAP NLGR benefit reserves were ceded to Pacific Alliance Reinsurance Ltd. (PAR) under a coinsurance contract, with reserve credits taken by Pacific Life. PAR is a Bermuda-based life reinsurance company 100% owned by Pacific LifeCorp. PAR is licensed as a long-term reinsurer in accordance with Bermuda insurance laws and regulations and was formed in 2005 to provide reinsurance exclusively to Pacific Life for no lapse guarantee benefits. In March 2006, the Company entered into a three-year credit agreement facility with a group of banks that allows for the issuance of letters of credit of up to $250 million. Deposits to a trust account with Pacific Life as beneficiary and an irrevocable letter of credit of $95 million issued from the aforementioned facility, in which Pacific LifeCorp is the co-applicant with PAR, provide security for statutory reserve credits taken by Pacific Life as of December 31, 2006.

Reinsurance recoverables and payables generally include amounts due from reinsurers for claims or ceded commission and expense allowances and amounts due reinsurers for premiums. Reinsurance recoverables were $191 million and $137 million as of December 31, 2006 and 2005, respectively. Reinsurance payables were $44 million and $48 million as of December 31, 2006 and 2005, respectively.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance agreements, the Company remains contingently liable. Each reinsurer is reviewed to evaluate its financial stability before entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

The components of insurance premiums presented in the consolidated statements of operations are as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Direct premiums	$105	$210	$239
Reinsurance ceded	(239)	(206)	(178)
Reinsurance assumed	48	51	43

Insurance premiums	($86)	$55	$104

Other revenues and benefit and expense items in the consolidated statements of operations are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Reinsurance ceded netted against policy fees	$145	$101	$108
Reinsurance ceded netted against net investment income	278	272	270
Reinsurance ceded against investment advisory fees	4
Reinsurance ceded netted against interest credited	208	211	200
Reinsurance ceded netted against policy benefits	198	173	145
Reinsurance assumed included in policy benefits	30	16	10
Reinsurance ceded netted against commission expense	57	21	32
Reinsurance ceded netted against operating expense	39	20	23

15.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. Certain subsidiaries do not participate in this plan. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as may be determined appropriate. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of mutual funds managed by PIMCO. Effective January 1, 2005, the contribution credits for employees with less than 10 years of service were suspended and replaced by contribution credits into the Retirement Incentive Savings Plan (RISP) provided by Pacific Life pursuant to section 401(k) of the Internal Revenue Code. Effective January 1, 2007, the contribution credits for all other employees were suspended and also replaced by contribution credits into the RISP.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2006 and 2005, the projected benefit obligation was $33 million and $35 million, respectively. The fair value of plan assets as of December 31, 2006 and 2005 was zero. The net periodic benefit cost of the SERPs was $6 million, $26 million and $9 million for the years ended December 31, 2006, 2005 and 2004, respectively. New provisions of the Internal Revenue Code allowed vested participants of certain non-qualified plans to terminate participation in 2005. Accordingly, $77 million was distributed to participants electing to terminate their participation in the SERPs, which resulted in a settlement expense of $16 million for the year ended December 31, 2005.

In connection with the sale of the group insurance segment business to PacifiCare (Note 6), and the resulting termination of a large group of the Company’s employees, the Company incurred $8 million in curtailment, settlement and special termination costs for the year ended December 31, 2005, which are included in discontinued operations.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Service cost — benefits earned during the year	$8	$8	$18
Interest cost on projected benefit obligation	15	18	18
Expected return on plan assets	(19)	(18)	(18)
Curtailment, settlement and special termination costs		24
Amortization of net obligations and prior service cost	4	6	4

Net periodic pension expense	$8	$38	$22

The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation:

	December 31,
	2006	2005

	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$290	$345
Service cost	8	8
Interest cost	15	18
Actuarial (gain) loss	(6)	21
Curtailment and settlement losses		9
Benefits paid	(27)	(111)

Benefit obligation, end of year	$280	$290

Change in plan assets:
Fair value of plan assets, beginning of year	$260	$267
Actual return on plan assets	28	14
Employer contributions	10	90
Benefits paid	(27)	(111)

Fair value of plan assets, end of year	$271	$260

Funded status reconciliation:
Funded status	($9)	($30)
Unrecognized transition obligation	2	3
Unrecognized prior service cost	2	2
Unrecognized actuarial loss	46	63

Net amount recognized	$41	$38

Amounts recognized in the consolidated statements of financial condition consist of:
Prepaid benefit cost	$67	$63
Accrued benefit liability	(34)	(37)
Intangible asset	4	5
Accumulated other comprehensive income	4	7

Net amount recognized	$41	$38

Other comprehensive income change	($3)	($5)

	December 31,
	2006	2005

Weighted-average assumptions used to determine benefit obligations:
Discount rate	5.75%	5.50%
Rate of compensation increase	N/A	4.50%
Effective January 1, 2007, contribution credits to the defined benefit pension plan were suspended, thus, the rate of compensation increase assumption is no longer applicable.

	Years Ended December 31,
	2006	2005	2004

Weighted-average assumptions used to determine net periodic benefit costs:
Discount rate	5.50%	5.75%	6.00%
Expected long-term return on plan assets	8.00%	8.00%	8.00%
Rate of compensation increase	4.50%	4.00%	4.00%
In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. The Company also considers current market conditions, as well as the views of financial advisers and economists.

Benefit payments for the year ended December 31, 2006 amounted to $27 million. Pacific Life expects to contribute $3 million to the plans in 2007. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2007	$21
2008	22
2009	22
2010	22
2011	21
2012-2016	98
The Company’s pension plan’s weighted-average asset allocations by asset category are as follows:

	December 31,
	2006	2005

Asset category:
Equity-type investments	69%	63%
Fixed income investments	30%	33%
Other	1%	4%

Total	100%	100%

It is intended that the defined benefit pension plan assets be invested in equity-type and fixed income investments, as long as the investments are consistent with the assumption that more than average risk and appropriate overall diversification is maintained and liquidity is sufficient to meet cash flow requirements. The targeted portfolio allocation is 70-80% equity-type and 20-30% fixed income investments. The defined benefit pension plan establishes and maintains a fundamental and long-term orientation in the determination of asset mix and selection of investment funds. This tolerance for more than average risk and long-term orientation provides the basis for a larger allocation to equities with some additional bias to higher risk investments for higher return.

RETIREMENT INCENTIVE SAVINGS PLAN

Pacific Life provides a RISP covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). Since 1997, the RISP provided the Company match in the form of Pacific LifeCorp common stock. In October 2006, Pacific LifeCorp’s Board of Directors authorized a plan to terminate the ESOP feature of the RISP, replace it with a cash match benefit and repurchase the outstanding allocated and unallocated shares of the ESOP. On October 25, 2006, the ESOP outstanding allocated and unallocated shares were repurchased by Pacific LifeCorp in cash for $112 million. An ESOP loan with an outstanding balance of

$2 million was also repaid to Pacific Life. Contributions made by the Company to the RISP amounted to $20 million, $20 million and $11 million for the years ended December 31, 2006, 2005 and 2004, respectively, and are included in operating expenses.

The ESOP was formed at the time of the Conversion and was only available to the participants of the RISP in the form of matching contributions. On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan. Interest and principal payments made by the ESOP to Pacific Life are funded by contributions from Pacific Life.

Amounts loaned to the ESOP by Pacific Life were included in unearned ESOP shares. The unearned ESOP shares account were reduced as ESOP shares were released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants was different from the original issue price of those shares, the difference was recorded in paid-in capital.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they have reached normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2006, 2005 and 2004 was $1 million. As of December 31, 2006 and 2005, the accumulated benefit obligation was $18 million and $22 million, respectively. The actuarial gain due to the Medicare subsidy was $2 million as of December 31, 2005. The fair value of the plan assets as of December 31, 2006 and 2005 was zero. The amount of accrued benefit cost included in other liabilities was $20 million and $21 million as of December 31, 2006 and 2005, respectively.

The discount rate used in determining the accumulated postretirement benefit obligation was 5.75% and 5.50% for 2006 and 2005, respectively.

Benefit payments for the year ended December 31, 2006 amounted to $3 million. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2007	$3
2008	3
2009	3
2010	3
2011	4
2012-2016	19
OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

16.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Current	$149	$38	$185
Deferred	47	63	(43)

Provision for income taxes from continuing operations	196	101	142
Provision for income taxes on discontinued operations		23	18
Deferred income tax provision on cumulative adjustment due to change in accounting principle			(11)

Total	$196	$124	$149

The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
DAC	$168	$136	$118
Investment valuation	33	9	40
Partnership income (loss)	(3)	2	34
Hedging	(9)	19	40
Interest in PIMCO	(20)	(57)	(203)
Policyholder reserves	(118)	(53)	(93)
Other	(4)	11	15

Provision for deferred taxes	47	67	(49)
Deferred taxes from discontinued operations		(4)	(5)
Deferred taxes on cumulative adjustment due to change in accounting principle			11

Provision for deferred taxes from continuing operations	$47	$63	($43)

A reconciliation of the provision for income taxes from continuing operations based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2006	2005	2004

	(In Millions)
Provision for income taxes at the statutory rate	$280	$212	$241
Nontaxable investment income	(48)	(27)	(25)
Low income housing and foreign tax credits	(34)	(33)	(32)
Amounts related to prior periods	1	(51)	(42)
Other	(3)

Provision for income taxes from continuing operations	$196	$101	$142

The net deferred tax liability, included in other liabilities as of December 31, 2006 and 2005, is comprised of the following tax effected temporary differences:

	December 31,
	2006	2005

	(In Millions)
Deferred tax assets:
Policyholder reserves	$825	$707
Deferred compensation	45	45
Investment valuation	44	77
Interest in PIMCO	40	20
Dividends to policyholders	7	7
Other	7	9

Total deferred tax assets	968	865

Deferred tax liabilities:
DAC	(1,108)	(940)
Partnership income	(56)	(59)
Hedging	(53)	(62)
Retirement benefits	(13)	(11)
Depreciation	(7)	(15)

Total deferred tax liabilities	(1,237)	(1,087)

Net deferred tax liability from operations	(269)	(222)
Unrealized gain on derivatives and securities available for sale	(234)	(368)
Unrealized gain on interest in PIMCO	(42)	(51)
Minimum pension liability and other adjustments	1	3

Net deferred tax liability	($544)	($638)

SFAS No. 109, Accounting for Income Taxes requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that a portion or all of the deferred tax assets will not be realized. Based on management’s assessment, it is more likely than not that deferred tax assets will be realized through future taxable earnings.

17.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Investment Management, Annuities & Mutual Funds, and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Life Insurance segment offers UL, VUL and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Investment Management segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries. This segment’s name was changed from Institutional Products during the year ended December 31, 2005.

The Annuities & Mutual Funds segment offers variable annuities, fixed annuities and mutual funds to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. PSD primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by the Company.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. Corporate and Other also includes the interest in PIMCO and the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of the Company’s variable life and annuity products. The group insurance segment is included in Corporate and Other as discontinued operations (Note 6).

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate of return on interdivision debentures supporting the allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company derives substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2006 and 2005, the Company had foreign investments, primarily fixed maturity securities available for sale, with an estimated fair value of $6.4 billion and $6.1 billion, respectively.

The following is segment information as of and for the year ended December 31, 2006:

			Annuities
	Life	Investment	& Mutual	Broker-	Corporate
	Insurance	Management	Funds	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$722	$206	$610			$1,538
Net investment income	777	861	204	$5	$200	2,047
Net realized investment gain (loss)	(6)	23	29		15	61
Realized investment gain on interest in PIMCO					32	32
Commission revenue			6	1,035	(754)	287
Investment advisory fees	32		287	80		399
Other income	4	16	9	31	3	63

Total revenues	1,529	1,106	1,145	1,151	(504)	4,427

BENEFITS AND EXPENSES
Interest credited	588	478	153			1,219
Policy benefits	280	468	32			780
Commission expenses	189	11	406	974	(756)	824
Operating expenses	234	25	261	182	101	803

Total benefits and expenses	1,291	982	852	1,156	(655)	3,626

Income (loss) from continuing operations before provision for income taxes (benefit)	238	124	293	(5)	151	801
Provision for income taxes (benefit)	60	32	58	(2)	48	196

Income (loss) from continuing operations	178	92	235	(3)	103	605
Discontinued operations, net of taxes					(1)	(1)
Minority interest				(1)	(13)	(14)

Net income (loss)	$178	$92	$235	($4)	$89	$590

Total assets	$26,241	$15,118	$49,122	$198	$2,518	$93,197
DAC	1,700	74	2,474			4,248
Separate account assets	5,838	52	43,010			48,900
Policyholder and contract liabilities	18,604	13,483	3,998			36,085
Separate account liabilities	5,838	52	43,010			48,900

The following is segment information as of and for the year ended December 31, 2005:

			Annuities
	Life	Investment	& Mutual	Broker-	Corporate
	Insurance	Management	Funds	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$708	$168	$485			$1,361
Net investment income	752	828	225	$4	$112	1,921
Net realized investment gain (loss)	(14)	7	26		4	23
Realized investment gain on interest in PIMCO					104	104
Commission revenue			5	858	(589)	274
Investment advisory fees	28		220	68	1	317
Other income	1	10	3	23	1	38

Total revenues	1,475	1,013	964	953	(367)	4,038

BENEFITS AND EXPENSES
Interest credited	577	455	166			1,198
Policy benefits	275	415	16			706
Commission expenses	181	7	342	791	(589)	732
Operating expenses	236	26	247	161	126	796

Total benefits and expenses	1,269	903	771	952	(463)	3,432

Income from continuing operations before provision for income taxes	206	110	193	1	96	606
Provision for income taxes	44	25	13		19	101

Income from continuing operations	162	85	180	1	77	505
Discontinued operations, net of taxes					41	41
Cumulative adjustment due to change in accounting principle					(2)	(2)
Minority interest				(1)	(1)	(2)

Net income	$162	$85	$180	$0	$115	$542

Total assets	$24,673	$14,938	$39,550	$195	$1,952	$81,308
DAC	1,524	75	2,188			3,787
Separate account assets	5,028	151	32,761			37,940
Policyholder and contract liabilities	17,760	12,836	4,645			35,241
Separate account liabilities	5,028	151	32,761			37,940

The following is segment information for the year ended December 31, 2004:

			Annuities
	Life	Investment	& Mutual	Broker-	Corporate
	Insurance	Management	Funds	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees and insurance premiums	$776	$198	$393			$1,367
Net investment income	730	821	224	$2	$61	1,838
Net realized investment gain (loss)	(11)	(25)	51		(13)	2
Realized investment gain on interest in PIMCO					169	169
Commission revenue			4	806	(540)	270
Investment advisory fees	25		177	46		248
Other income		4	1	20	1	26

Total revenues	1,520	998	850	874	(322)	3,920

BENEFITS AND EXPENSES
Interest credited	539	425	161			1,125
Policy benefits	256	438	21			715
Commission expenses	253	4	262	742	(540)	721
Operating expenses	250	28	190	129	72	669

Total benefits and expenses	1,298	895	634	871	(468)	3,230

Income from continuing operations before provision for income taxes	222	103	216	3	146	690
Provision for income taxes	54	17	27	1	43	142

Income from continuing operations	168	86	189	2	103	548
Discontinued operations, net of taxes					33	33
Cumulative adjustment due to change in accounting principle	2		(21)			(19)
Minority interest				(1)		(1)

Net income	$170	$86	$168	$1	$136	$561

18.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contract holders, and the Pacific Life Funds, the investment vehicle for the Company’s mutual fund product. Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $316 million, $246 million and $206 million for the years ended December 31, 2006, 2005 and 2004, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Life Funds and other affiliates based on an allocation of actual costs. These fees amounted to $7 million, $5 million and $3 million for the years ended December 31, 2006, 2005 and 2004, respectively.

In April 2006, Pacific Life made a $16 million non-cash dividend to Pacific LifeCorp, consisting of a real estate investment, which resulted in a gain of $9 million for Pacific Life.

As discussed in Note 14, no lapse guarantee benefit riders are coinsured with PAR, an affiliated Bermuda-based reinsurer formed in 2005.

19.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

The Company has outstanding commitments to make investments, primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows:

Years Ending December 31 (In Millions):
2007	$804
2008 through 2011	620
2012 and thereafter	11

Total	$1,435

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $16 million, $15 million and $14 million for the years ended December 31, 2006, 2005 and 2004, respectively. In connection with the group insurance segment transaction (Note 7), PL&A is contingently liable for certain future rent and expense obligations, not to exceed $16 million, related to an office lease that was assigned to PacifiCare. Aggregate minimum future commitments are as follows:

Years Ending December 31 (In Millions):
2007	$15
2008 through 2011	24
2012 and thereafter	13

Total	$52

In March 2007, the Company expects to purchase land and begin construction for a new office building in Aliso Viejo, California that is expected to be completed in 2008. The Company will retain its corporate headquarters in Newport Beach, California.

CONTINGENCIES — LITIGATION

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra contractual damages.

Pacific Life is a defendant in a national class action lawsuit, Cooper v. Pacific Life, pending in the United States District Court in the Southern District of Georgia. The plaintiffs in this case claim that Pacific Life failed to disclose that the tax deferral feature of a variable annuity offers no additional benefit when it is used to fund a qualified plan, and also claim that Pacific Life has a separate obligation — in addition to the obligation of broker-dealers and registered representatives — to assure that each purchase of an annuity is suitable for that customer. In May 2005, the court certified a class of nearly 120,000 members that includes everyone who purchased a Pacific Life variable annuity within a qualified plan between August 19, 1998 and April 30, 2002 and those who made additional payments during that period to annuities previously purchased for use in qualified plans. Pacific Life strongly disagrees with the claims in the lawsuit, and is vigorously defending it. The merits of this case have not yet been adjudicated.

Although the Company is confident of its position in these matters, success is not a certainty and it is possible that in any case a judge or jury could rule against the Company. In the opinion of management, the outcome of such proceedings is not likely to have a material adverse effect on the Company’s consolidated financial position.

CONTINGENCIES — OTHER

In the course of its business, the Company provides certain indemnifications related to acquisitions, dispositions, investments, lease agreements or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made significant payments for these types of indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters, and therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the consolidated financial statements of the Company.

The Company is under continuous audit by the Internal Revenue Service (IRS). The IRS has audited the Company’s consolidated Federal income tax returns through the tax year ended December 31, 2001 and is currently auditing tax years ended December 31, 2003 and 2002. The Company is pursuing administrative appeals of many of the adjustments proposed by the IRS auditors and does not expect the results of the IRS audit activity to have a material adverse effect on the Company’s consolidated financial statements. Included in the provision for income taxes from continuing operations for the year ended December 31, 2005, is $36 million of tax benefits related to settlements with the IRS for various years prior to 2005. The benefits relate primarily to the separate account dividends received deduction and related interest.

Most of the jurisdictions in which the Company is admitted to transact business require life insurance companies to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by insolvent life insurance companies. These associations levy assessments, up to prescribed limits, on all member companies in a particular state based on the proportionate share of premiums written by member companies in the lines of business in which the insolvent insurer operated. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

In relation to an asset securitization sponsored by Aviation Capital Group Corp., a wholly owned subsidiary of Pacific LifeCorp, Pacific Life is contingently obligated to purchase certain notes from the asset securitization trust to cover shortfalls in amounts due to the holders of the notes, up to certain levels as specified under the related agreements. As of December 31, 2006, the maximum potential amount of this future investment commitment was $50 million.

In connection with the operations of certain of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

See Note 9 for discussion of contingencies related to derivative instruments.

RISK FACTORS

The Company operates in a business environment that is subject to various risks. The following is a description of the most significant of these risks and how the Company attempts to mitigate them:

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments and liabilities. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to borrow funds or sell assets prior to their maturity and realize losses. When unfavorable interest rate movements occur, interest margins may compress, thereby reducing profitability. The Company attempts to mitigate this risk by utilizing, among other things, derivative instruments and asset/liability matching techniques that attempt to match the duration of assets and liabilities. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities is not subject to surrender or only allows surrender after deduction of a surrender charge or a market value adjustment.

Credit risk is the risk that issuers of investments owned by the Company may default, or that other parties, such as derivative counterparties and reinsurers, may not be able to pay amounts due to the Company. The Company attempts to mitigate its investment credit risk by adhering to investment policies that provide for portfolio diversification by security types, creditors and industry sectors, complying with investment codes governed by state law and regulation, and credit approval procedures. The Company also actively monitors and manages exposures and records impairments in periods such determinations are made. The aggregate credit risk taken in the investment portfolio is influenced by risk/return preferences, economic and credit environment, credit risk in relation to other business risks and other considerations.

Legal and regulatory risk is the risk that changes in the legal or regulatory environment could result in reduced demand for the Company’s products, increased competition or in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance and annuity products. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or of decided or enacted, whether such cases or legislation would contain provisions with possible adverse effects on the Company’s life insurance and annuity products. The Company attempts to mitigate this risk by offering diversified products throughout the U.S., thus reducing its exposure to any single product or jurisdiction, and also by employing practices that identify and minimize the adverse impact of this risk.

Equity market risk is the exposure that the Company has to changes in equity prices and the capital markets. Asset fees calculated as a percentage of separate account assets represent a significant source of revenue for the Company. Gains and losses in the equity markets result in corresponding increases and decreases to separate account assets and the Company’s asset fee revenue. A continued decline in the equity markets could require the Company to accelerate the amortization of DAC on its variable products.

Many of the Company’s variable annuity products offer GMDB and optional variable annuity riders that offer guaranteed living benefits. A continued decline in the equity markets may increase the amounts at risk and the potential for realizing losses from these guaranteed benefits. To attempt to mitigate this risk, the Company has implemented various hedging programs (Note 9) and requires the use of asset allocation programs for separate account investments supporting certain products offering guaranteed living benefits.

20.	SUBSEQUENT EVENT

On March 2, 2007, the Company signed a definitive agreement to sell certain of its broker-dealer subsidiaries. The proposed transaction is expected to close in the second quarter of 2007, contingent upon certain closing conditions, including required regulatory approvals. The Company does not anticipate incurring a net loss from this transaction.

Supplement dated May 1, 2007 to Prospectus Dated May 1, 2007 for

Pacific Select Exec, Pacific Select Choice, Pacific Select Performer 500
Pacific Select Estate Preserver Last Survivor,
Pacific Select Estate Preserver II Last Survivor,
Pacific Select Estate Preserver III Last Survivor,
Pacific Select Estate Preserver IV Last Survivor
and Pacific Select Estate Preserver V Last Survivor
Flexible Premium Variable Life Insurance Policies
and the Pacific Select Estate Maximizer Modified Single
Premium Variable Life Insurance Policy (each a “Policy”)
Issued by Pacific Life Insurance Company

In this supplement, you and your mean the Policyholder or Owner. Pacific Life, we, us, and our refer to Pacific Life Insurance Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying variable life insurance prospectus or the M Fund prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each Policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each Policy described in its prospectus remain intact.

This supplement provides information about four additional Variable Investment Options offered under your Policy. Each of these Investment Options is set up as a Variable Account under our Separate Account, and invests in a corresponding portfolio of the M Fund: Brandes International Equity Variable Account (“Variable Account I”), Turner Core Growth Variable Account (“Variable Account II”), Frontier Capital Appreciation Variable Account (“Variable Account III”), and Business Opportunity Value Variable Account (“Variable Account V”).

Variable Account I:  Brandes International Equity Fund

Variable Account II:  Turner Core Growth Fund
Variable Account III: Frontier Capital Appreciation Fund
Variable Account V: Business Opportunity Value Fund

You can allocate Net Premium and transfer Accumulated Value to these Variable Investment Options, as well as to the other Investment Options described in the accompanying variable life insurance prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve Variable Account I.

About the Variable Investment Options

The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

Your Policy’s Accumulated Value will fluctuate depending on the Investment Options you’ve chosen.

The Portfolio’s
Portfolio	Investment Goal	The Portfolio’s Main Investments	Portfolio Manager

Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, L.P.
Turner Core Growth	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.
Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, LLC
Business Opportunity Value	Long-term capital appreciation	Equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

M Financial Investment Advisers, Inc. (“MFIA”) is the investment adviser to the M Funds, and has retained other firms to manage the portfolios. The MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund portfolios.

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.

The section Fee Tables: Total annual Fund operating expenses is replaced with the following:

Total annual Fund operating expenses1

This table shows the minimum and maximum total operating expenses paid by the portfolios that you indirectly pay during the time you own the Policy. This table shows the range (minimum and maximum) of fees and expenses (including management fees, shareholder servicing or distribution (12b-1) fees, and other expenses) paid by any of the portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on expenses paid in the year ended December 31, 2006, adjusted to reflect anticipated changes in fees and expenses, or, for new portfolios, based on estimates for the current fiscal year.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy, and they may vary from year to year. These fees and expenses are described in each Fund’s prospectus.

	Minimum	Maximum

Range of total annual portfolio operating expenses before any waivers or expense reimbursements	0.28%	4.45%

	Minimum	Maximum

Range of total annual portfolio operating expenses after waivers or expense reimbursements	0.28%	1.52%

[1]	Pacific Life Fund Advisors, LLC, adviser to Pacific Select Fund, and M Fund Financial Investment Advisers, adviser to M Fund, and other advisers and/or other service providers to the other Funds have contractually agreed to reduce investment advisory fees or otherwise reimburse certain portfolios of their respective Funds which may reduce the portfolio’s expenses. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2007. There can be no assurance that expense waivers or reimbursement contracts will be extended beyond their current terms, and they may not cover certain expenses such as extraordinary expenses. See each Fund’s prospectus for complete information regarding annual operating expenses of that Fund.

Statements and Reports We’ll Send You

We’ll send you financial statements that we receive from M Fund.

Voting Rights

We’re the legal owner of the shares of the M Fund that are held by the Variable Accounts. The voting rights we describe in the Voting Rights section of the accompanying variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

The Separate Account

The rights we describe in the accompanying variable life insurance prospectus under Making changes to the separate account also apply to the M Fund.

Form No. 15-22325-07

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C: OTHER INFORMATION

     Item 27. Exhibits

(1)	(a)	Resolution of the Board of Directors of the Depositor dated November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993.[1]

	(b)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws.[1]

(2)	Inapplicable

(3)	(a)	Distribution Agreement Between Pacific Life Insurance Company and Pacific Mutual Distributors, Inc. (formerly known as Pacific Equities Network)[1]

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers[1]

	(c)	Distribution Agreement Between Pacific Select Distributors, Inc. and T. Rowe Price Investment Services, Inc.[5]

(4)	(a)	Flexible Premium Variable Life Insurance Policy[1]

	(b)	Accelerated Living Benefit Rider (form R92-ABR)[1]

	(c)	Added Protection Benefit (form R98-APB)[1]

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire[1]

(6)	(a)	Bylaws of Pacific Life Insurance Company[1]

	(b)	Articles of Incorporation of Pacific Life Insurance Company[1]

	(c)	Restated Articles of Incorporation of Pacific Life Insurance Company[6]

	(d)	Pacific Life Insurance Company Bylaws As Amended Effective September 1, 2005[6]

(7)	Form of Reinsurance Contract[1]

(8)	(a)	Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund[1]

	(b)	M Fund Inc. Participation Agreement with Pacific Life Insurance Company[2]

	(c)	Addenda to Participation Agreement with M Fund, Inc. dated September 22, 2003 and January 15, 2004[3]

	(d)	Participation Agreement with Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Products Fund III[4]

	(e)	Service Contract with Fidelity Distributors Corporation[4]

	(f)	Participation Agreement with Merrill Lynch Variable Series Fund, Inc.[5]

	(g)	Administrative Services Agreement with FAM Distributors, Inc.[4]

	(h)	Participation Agreement with T. Rowe Price Equity Series, Inc.[5]

	(i)	Administrative Services Agreement with T. Rowe Price Associates, Inc.[5]

	(j)	Participation Agreement with Van Eck Worldwide Insurance Trust[5]

	(k)	Service Agreement with Van Eck Securities Corporation[4]

	(l)	Participation Agreement between Pacific Life, PSO, American Funds Insurance Series, American Funds Distributor And Capital Research and Management Company[5]

	(m)	Participation Agreement with Janus Aspen Series[9]

	(n)	Distribution and Shareholder Service Agreement with Janus Capital Management LLC[10]

	(o)	Administrative Services Agreement with Janus Distributors LLC[11]

	(p)	Participation Agreement with Lazard Retirement Series, Inc.[12]

	(q)	Service Agreement with Lazard Asset Management Securities LLC[13]

	(r)	Participation Agreement with Legg Mason Partners III[14]

	(s)	Service Agreement with Legg Mason Investor Services, LLC[15]

	(t)	Participation Agreement with MFS Variable Insurance Trust[16]

	(u)	Service Agreement with Massachusetts Financial Services Company[17]

	(v)	Participation Agreement with Premier VIT[18]

	(w)	Service Agreement with OpCap Advisors LLC[19]

	(x)	Participation Agreement with XTF Advisors Trust[20]

	(y)	Service Agreement with XTF Advisors L.P.[21]

	(z)	Addendum to M Fund Inc. Participation Agreement with Pacific Life Insurance Company and Pacific Life & Annuity Company[8]

(9)		Inapplicable

(10)		Inapplicable

(11)		Form of Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered[1]

(12)		Inapplicable

(13)		Inapplicable

(14)		(a) Consent of Independent Registered Public Accounting Firm

(b) Consent of Independent Auditors

(15)		Inapplicable

(16)		Inapplicable

(17)		Memorandum Describing Issuance, Transfer and Redemption Procedures[1]

(18)		Power of Attorney[7]

[1]		Filed as part of the Registration Statement on Form N-6 filed via EDGAR on January 31, 2003, File No. 333-102902, Accession Number 0001017062-03-000136.

[2]		Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed via EDGAR on May 1, 2003, File No. 333-102902, Accession Number 0001017062-03-001040.

[3]		Filed as part of Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 filed via EDGAR on April 23, 2004, File No. 333-102902, Accession Number 0000892569-04-000501.

[4]		Filed as part of Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 filed via EDGAR on February 10, 2005, File No. 333-102902, Accession Number 0000892569-05-000049.

[5]		Filed as part of Post-Effective Amendment No. 34 to the Registration Statement on Form N-6 filed via EDGAR on April 19, 2005, File No. 333-21754, Accession Number 0000892569-05-000254.

[6]		Filed as part of Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 filed via EDGAR on December 6, 2005, File No. 333-102902, Accession Number 0000892569-05-001154.

[7]		Filed as part of Post Effective Amendment No. 8 to the Registration Statement on Form N-6 filed via EDGAR on February 14, 2007, File No. 333-118913, Accession No. 0000892569-07-000110.

[8]		Filed as Exhibit 8(j) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed via EDGAR on February 28, 2007, File No. 333-138906, Accession Number 0000892569-07-000175.

[9]		Filed as Exhibit 8(k) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[10]		Filed as Exhibit 8(l) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[11]		Filed as Exhibit 8(m) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[12]		Filed as Exhibit 8(n) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[13]		Filed as Exhibit 8(o) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[14]		Filed as Exhibit 8(p) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[15]		Filed as Exhibit 8(q) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[16]		Filed as Exhibit 8(r) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[17]		Filed as Exhibit 8(s) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[18]		Filed as Exhibit 8(t) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[19]		Filed as Exhibit 8(u) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[20]		Filed as Exhibit 8(v) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

[21]		Filed as Exhibit 8(w) of Post-Effective Amendment No. 9 to the Registration Statement on Form N-6 filed via EDGAR on April 16, 2007, File No. 333-118913, Accession No. 0000892569-07-000444.

Item 28. Directors and Officers of Pacific Life

Name and Address	Positions and Offices with Pacific Life

James T. Morris	Director, President and Chief Executive Officer
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
David R. Carmichael	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
Michael A. Bell	Executive Vice President
Edward R. Byrd	Senior Vice President, Controller and Chief Accounting Officer
Brian D. Klemens	Vice President and Treasurer

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life Insurance Company (Pacific Life) or Pacific Select Exec Separate Account.
Pacific Life is a Nebraska Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company), which is, in turn, 100% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
Pacific Mutual Holding Company	California
Pacific LifeCorp	Delaware	100
Pacific Life Insurance Company	Nebraska	100
Pacific Life & Annuity Company	Arizona	100
Pacific Select Distributors, Inc.	California	100
Pacific Select Group, LLC	Delaware	100
Associated Financial Group, Inc.	California	100
Associated Planners Investment Advisory, Inc.	California	100
Associated Securities Corp.	California	100
M.L. Stern & Co., LLC	Delaware	100
Tower Asset Management, LLC	Delaware	100
Mutual Service Corporation#	Michigan	100
Contemporary Financial Solutions, Inc.	Delaware	100
United Planners’ Group, Inc.	Arizona	100
United Planners’ Financial Services of America (1)	Arizona	See (1) below
UPFSA Insurance Agency of Arizona, Inc.	Arizona	100
Waterstone Financial Group, Inc.	Illinois	100
Sorrento Pacific Financial, LLC	California	15
Pacific Asset Management LLC	Delaware	100
Carson-Pacific LLC	Delaware	40
Pacific Financial Products Inc.	Delaware	100
Allianz Global Investors of America, L.P. (2)	Delaware	See (2) below
Pacific TriGuard Partners LLC	Delaware	100
Newport TriGuard Fund II LLC	Delaware	100
Montauk TriGuard Partners III LP#	Delaware	100
Grayhawk Golf Holdings, LLC	Delaware	95
Grayhawk Golf L.L.C.	Arizona	100
Las Vegas Golf I, LLC	Delaware	100
Angel Park Golf, LLC	Nevada	100
The Oaks Golf Club, LLC	Delaware	100
CW Atlanta, LLC	Delaware	100
City Walk Towers, LLC	Delaware	90
Kinzie Member, LLC	Delaware	100
Parcel B Owner LLC	Delaware	88
Kinzie Parcel A Member, LLC	Delaware	100
Parcel A Owner LLC	Delaware	90
Kierland One, LLC	Delaware	100
Confederation Life Insurance and Annuity Company	Georgia	100
Asset Management Finance Corporation	Delaware	43
AMF-ACM Finance LLC	Delaware	100
Pacific Life Fund Advisors LLC	Delaware	100
Pacific Mezzanine Associates L.L.C.	Delaware	67
Pacific Mezzanine Investors L.L.C.	Delaware	100
Pacific Select LLC	Delaware	100
College Savings Bank	New Jersey	100
Pacific Asset Funding, LLC	Delaware	100
PL Trading Company, LLC	Delaware	100
Pacific Life Trade Services, Limited	Hong Kong	100
Pacific Life & Annuity Services, Inc.	Colorado	100
Bella Sera Holdings, LLC	Delaware	100
Pacific Alliance Reinsurance Ltd.	Bermuda	100
Aviation Capital Group Corp.	Delaware	100
ACG Acquisition Corporation V	Delaware	100
ACG Acquisition 40 LLC	Delaware	100
ACG Acquisition 41 LLC	Delaware	100
ACG Acquisition VI LLC	Nevada	50
ACG Acquisition XIX LLC	Delaware	20
ACG XIX Holding LLC	Delaware	100
Aviation Capital Group Trust	Delaware	100
ACG Acquisition XV LLC	Delaware	100
ACG Acquisition XX LLC	Delaware	100
ACG Acquisition Ireland, Limited	Ireland	100
ACG Acquisition Labuan Ltd.	Labuan	100
ACG Acquisition Sweden AB	Sweden	100
ACG Acquisition XXI LLC	Delaware	100

	Jurisdiction of	Percentage of
	Incorporation or	Ownership by its
	Organization	Immediate Parent
ACG Trust 2004 -1 Holding LLC	Delaware	100
ACG Funding Trust 2004-1	Delaware	100
ACG Acquisition 42 LLC	Delaware	100
ACG Trust II Holding LLC	Delaware	100
Aviation Capital Group Trust II	Delaware	100
ACG Acquisition XXV LLC	Delaware	100
ACG Acquisition 37 LLC	Delaware	100
ACG Acquisition 38 LLC	Delaware	100
ACG Acquisition Ireland II, Limited	Ireland	100
ACG Acquisition XXIX LLC	Delaware	100
ACG Acquisition XXX LLC	Delaware	100
ACG Acquisition 31 LLC	Delaware	100
ACG Acquisition 32 LLC	Delaware	100
ACG Acquisition 33 LLC	Delaware	100
ACG Acquisition 34 LLC	Delaware	100
ACG Acquisition 35 LLC	Delaware	100
ACG Acquisition 36 LLC	Delaware	100
ACG Acquisition 39 LLC	Delaware	100
ACGFS LLC	Delaware	100
Boullioun Aviation Services Inc.	Washington	100
Boullioun Aviation Services (International) Inc.	Washington	100
Boullioun Aviation Services (Bermuda) Limited	Bermuda	100
Boullioun Aviation Services (Netherlands) BV	Netherlands	100
Boullioun Aircraft Holding Company, Inc.	Washington	100
Boullioun Portfolio Finance III LLC	Nevada	100
ACG Funding 2005-1 Holding LLC	Delaware	100
ACG Funding Trust 2005-1	Delaware	100
BAHC (Bermuda) One Limited	Bermuda	100
29141 Statutory Trust	Connecticut	100
ACG Acquisition 30288 LLC	Delaware	100
ACG Acquisition 30743 LLC	Delaware	100
ACG Acquisition 30746 LLC	Delaware	100
ACG Acquisition Ireland III Limited	Ireland	100
Northern Aircraft Leasing AS	Norway	100
ACG III Holding LLC	Delaware	100
ACG Trust III	Delaware	100
RAIN I LLC	Delaware	100
RAIN II LLC	Delaware	100
RAIN III LLC	Delaware	100
RAIN IV LLC	Delaware	100
RAIN V LLC	Delaware	100
RAIN VI LLC	Delaware	100
RAIN VII LLC	Delaware	100
RAIN VIII LLC	Delaware	100
ACG Acquisition 30271 LLC	Delaware	100
ACG Acquisition 30286 LLC	Delaware	100
ACG Acquisition 30744 LLC	Delaware	100
ACG Acquisition 30745 LLC	Delaware	100
ACG Acquisition 30293 LLC	Delaware	100
ACG Acquisition 1176 LLC	Delaware	100
0168 Statutory Trust	Connecticut	100
0179 Statutory Trust	Connecticut	100
Bellevue Aircraft Leasing Limited	Ireland	100
Rainier Aircraft Leasing (Ireland) Limited	Ireland	100
ACG Acquisition (Cyprus) Ltd.	Cyprus	100
ACG 2006-ECA LLC	Delaware	100
ACG Acquisition 2692 LLC	Delaware	100
ACG ECA-2006 Ireland Limited	Ireland	100
ACG Acquisition 2987 LLC	Delaware	100
ACG Acquisition 3141 LLC	Delaware	100
ACG Acquisition Aruba NV	Aruba	100
ACG Trust 2006-1 Holding LLC	Delaware	100
ACG Funding Trust 2006-1	Delaware	100
ACG Acquisition Ireland IV Limited	Ireland	100
ACG Capital Partners LLC	Delaware	50
Bellevue Coastal Leasing LLC	Washington	100
ACG Capital Partners Ireland Limited	Ireland	100

(1)	United Planners Group is the general partner and holds an approximately 45% general partnership interest.

(2)	Pacific Financial Products, Inc. own the Class E units.

#	Abbreviated structure

Item 30. Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 31.	Principal Underwriters

PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account of Pacific Life, Pacific Select Variable Annuity Separate Account of Pacific Life, Pacific Corinthian Variable Separate Account of Pacific Life, Separate Account A of Pacific Life, Separate Account B of Pacific Life, Pacific Select Exec Separate Account of PL&A, Separate Account A of PL&A, and Pacific Select Fund.

Positions and
Offices with
Name	Underwriter

Adrian S. Griggs	Director, VP, Chief Financial Officer
Gerald W. Robinson	Director, Chairman, Chief Executive Officer
Michael A. Bell	SVP
Dewey Bushaw	SVP
Robert C. Hsu	SVP, Chief Information Officer
Edward R. Byrd	VP
Martha A. Gates	VP
Thomas Gibbons	VP, Tax
Brian D. Klemens	VP, Treasurer
M. Kathleen McWard	VP
Audrey L. Milfs	VP, Secretary
Alyce F. Peterson	VP
Gail L. Cobin	AVP
S. Kendrick Dunn	AVP, Compliance

The principal business address of each of the above individuals is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

Compensation from the Registrant.

(3)
	(2)	Compensation on
(1)	Net Underwriting	Events Occasioning	(4)	(5)
Name of	Discounts and	the Deduction of a	Brokerage	Other
Principal Underwriter	Commissions	Deferred Sales Load	Commissions	Compensation

PSD	N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33.	Management Services

Not applicable

Item 34.	Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Pacific Select Exec Separate Account of the Pacific Life Insurance Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 18th day of April, 2007.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

BY:	PACIFIC LIFE INSURANCE COMPANY
(Depositor)

BY:

James T. Morris*
President and Chief Executive Officer

*BY:	/s/ DAVID R. CARMICHAEL

David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 18 in Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 of Pacific Select Exec Separate Account, filed on February 14, 2007, File No. 333-118913, Accession No. 0000892569-07-000110, and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Pacific Select Exec Separate Account of Pacific Life Insurance Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 18th day of April, 2007.

BY:	PACIFIC LIFE INSURANCE COMPANY
(Registrant)

BY:

James T. Morris*
President and Chief Executive Officer

*BY:	/s/ DAVID R. CARMICHAEL

David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 18 in Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 of Pacific Select Exec Separate Account, filed on February 14, 2007, File No. 333-118913, Accession No. 0000892569-07-000110, and incorporated by reference herein.)

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

	Director, President and Chief Executive Officer	, 2007
James T. Morris*
Director, Executive Vice President and Chief
	Financial Officer	, 2007
Khanh T. Tran*

Director, Senior Vice President and General Counsel
David R. Carmichael*		, 2007

Director, Vice President and Corporate Secretary
, 2007
Audrey L. Milfs*

	Executive Vice President	, 2007
Michael A. Bell*

	Senior Vice President, Controller and Chief Accounting Officer	, 2007
Edward R. Byrd*

	Vice President and Treasurer	, 2007
Brian D. Klemens*

*By:	/s/ DAVID R. CARMICHAEL	April 18, 2007

David R. Carmichael
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 18 in Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 of Pacific Select Exec Separate Account, filed on February 14, 2007, File No. 333-118913, Accession No. 0000892569-07-000110 and incorporated by reference herein.)